UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-08200

                                     Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 661-3500

Date of fiscal year end:   June 30

Date of reporting period:  July 1, 2013 through June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Annual Report

June 30, 2014

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2014* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	5.00%	9.53%	32.14%	19.00%	6.40%	14.05%	8/5/1994	0.74%	0.74%
Ultra-Small Company	-0.07%	3.03%	23.72%	20.59%	9.37%	16.45%	8/5/1994	1.33%	1.33%
Ultra-Small Co Market	0.46%	2.71%	25.48%	19.81%	7.11%	11.69%	7/31/1997	0.90%[1]	0.86%[1]
Small-Cap Momentum	0.00%	0.23%	19.46%	NA	NA	16.20%	5/28/2010	5.58%[1]	1.06%[1]
Small-Cap Growth	3.66%	3.84%	24.11%	17.40%	5.70%	6.13%	10/31/2003	1.13%[1]	0.94%[1]
Small-Cap Value	1.23%	2.95%	20.63%	20.07%	8.88%	8.76%	10/31/2003	1.03%	1.03%
Large-Cap Growth	4.59%	7.10%	27.41%	18.64%	7.35%	7.49%	10/31/2003	0.90%[1]	0.84%[1]
Blue Chip 35 Index	4.88%	6.15%	21.11%	17.46%	7.05%	6.59%	7/31/1997	0.27%[1]	0.15%[1]
Managed Volatility	2.50%	5.29%	9.61%	7.19%	4.19%	4.32%	6/30/2001	1.36%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2000 through 2013* (Unaudited)

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Aggressive Investors 1	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.46%	42.21%
Ultra-Small Company	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	22.90%	55.77%
Ultra-Small Co Market	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.96%	24.86%	-7.86%	17.77%	50.91%
Small-Cap Momentum												-0.92%	14.32%	37.07%
Small-Cap Growth					11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	12.74%	48.52%
Small-Cap Value					17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	25.53%	39.72%
Large-Cap Growth					6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%	14.09%	37.19%
Blue Chip 35 Index	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	14.60%	31.67%
Managed Volatility			-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.22%	9.25%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1]	Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.
[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2014.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2014

Dear Fellow Shareholders,

Domestic equity markets performed positively during the latest quarter and extremely well over the last 12 months ended June 30, 2014. Market highlights appear on page 2. The Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and fiscal year. We hope you find them helpful.

In previous letters we have discussed the risks associated with fixed income investments (such as money market funds, CDs, bonds) when interest rates rise. In this report we look at an equally interesting question, “How do equities generally perform when interest rates rise?” You may garner information on what, or more specifically, what not to do to prepare.

Each fiscal year we commit to reporting to shareholders what we think was the worst thing at Bridgeway during the year. As a shareholder of the Funds, you are an owner, and we think we owe it to you to tell you not only the “good stuff,” but also when we make a big mistake, misstep, or are simply unsuccessful in achieving an important goal. Details are on page 3. Part of Bridgeway’s culture around mistakes is to “own them,” learn everything we can from them, and communicate back efforts to improve. In tandem with the previous section, on page 4, we provide follow up from last year’s worst thing.

Finally, August 5th represents the 20th anniversary of Bridgeway Funds. We’ve asked some of our independent directors to pen their thoughts about our history and our progress. This very interesting read begins on page 5.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool, helping us serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

1	Annual Report | June 30, 2014

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equity markets rose in the second quarter of 2014. The quarter ended with the S&P 500 Index up 5.23% and the Dow up 2.83%. For the fiscal year, the S&P 500 Index and Dow were up 24.61% and 15.56%, respectively.

Returns across U.S. equity style boxes, as defined by Morningstar, were strong for the quarter. Large-cap value stocks led the way, up 6.92%, while small-growth stocks lagged and were the only negative “corner,” down -0.91%. Value outperformed growth, and large-cap stocks were favored over small-cap stocks.

Sector performance for the S&P 500 Index was strong in the second quarter. All 10 sectors had positive returns. Energy led the way, gaining approximately 12.1%, followed by Utilities, up 7.8%, and Information Technology, up almost 6.8%. Financials (up 2.3%), Consumer Discretionary (up 3.5%), and Telecommunication Services (up 3.8%) were the laggards.

Following are the stock market style box returns from Morningstar for the quarter and year:

What Happens to Stocks When Bond Yields Go Up?

By Andrew L. Berkin, Ph.D., Director of Research, Bridgeway Capital Management

March 2014 marked the fifth anniversary of the current bull market, which started when stocks rebounded from the lows of the financial crisis. Many investors are wondering how long this rally can continue. One common concern is that interest rates might increase and cause the stock market to decline.

Certainly there is reason to believe bond yields might go up. Yields are still depressed, even after rising off the historic lows of mid-2012. However, we’ve seen expected rate increases fail to materialize several times over the past few years, so there is no guarantee that rates will continue moving higher.

Rather than try to forecast interest rate moves, investors can look at historical data to address concerns about how equities might perform in the event that rates do rise. Rising interest rates can cause the economy to slow, which would be bad for stock prices. However, rising rates may reflect robust economic growth, which would be positive for stocks. In short, there is no law that unequivocally links the fate of stock prices to bond yields.

So, what does the historical record tell us? The chart below breaks down the performance of the S&P 500 Index from 1928-2013 during years in which bond yields rose or fell.

www.bridgeway.com	2

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

	Return of the S&P 500 According to Direction of 10 Year Bond Yield
	Yield Up or Down		Quintile by Direction of Yield Change
	Up	Down	Up Most	Up	Mid	Down	Down Most
Mean Return	12.47%	10.49%	9.03%	16.80%	11.49%	10.55%	9.79%
Standard Deviation	20.14%	20.08%	21.71%	17.58%	21.25%	19.90%	20.74%
Count	44	42	18	17	17	17	17
Minimum Return	-43.84%	-36.55%	-43.84%	-14.31%	-35.34%	-25.12%	-36.55%
Maximum Return	49.98%	52.56%	43.72%	43.81%	52.56%	46.74%	37.20%

As you can see in the two columns on the left, the number of years in which yields rose or fell was almost identical during this 86-year period. The S&P 500’s average return was also quite similar in rising or falling yield environments. Stocks performed better when bond yields rose, delivering an average annual return of 12.47%. But stocks still did quite well when bond yields fell, posting a 10.49% return. There was plenty of variation in returns — as seen in the largest gains and losses for up and down periods — but an investor on average realizes nice returns on equities whether yields rise or fall.

How has the magnitude of yield changes affected stock prices? We addressed this question in the right five columns of the chart, which categorize the S&P 500’s annual returns based on the years in which yields rose or fell by varying degrees. (Years in which yields rose the most are at far left and years yields fell the most are on the far right.) One could argue that stocks do best when yields rise, but not by too much. However, in all cases stocks on average do just fine, including when yields rise modestly or by a lot.

Consider 2013. Some fretted at the end of 2012 that yields were poised to rise, and they were correct. The increase hurt bond returns, because U.S. Government bond prices are mathematically guaranteed to move in the opposite direction of yields. However, stocks more than held their own, with the S&P 500 Index recording its biggest gain since the 1990s. Investors who feared a rise in yields and bailed out of stocks at the end of 2012 were right about the first part (interest rates rose) but dead wrong about the stock market reaction, and they missed out on some nice gains.

So what’s in store for the future? Bond yields may go up, but they may not. And whichever way yields move, the historical evidence is that stocks could go up or down as well. But on average, stocks have gone up in rising and declining yield environments, no matter how large or small the change. An investor who flees from equities for fear of rising bond yields risks missing out on those gains.

Data Sources:

stern.nyu.edu/~adamodar/pc/datasets/histretSP.xls

research.stlouisfed.org/fred2/series/GS10

The Worst Thing of The Fiscal Year

It’s a Bridgeway tradition to include a description of the “Worst Thing of the Fiscal Year” in our annual report. In past reports we’ve cited mistakes we made, as well as factors that were outside of our control. But while reviewing the last 12 months we struggled to find an issue or development negative enough to merit discussion here.

We guess that’s a good thing and something we should celebrate. However, we’re also celebrating the 20th anniversary of the founding of our mutual funds, and this milestone gave us the chance to reflect on one of our longstanding goals: helping investors close the “behavior gap.” This phrase describes the fact that investors tend to sabotage their potential returns by making bad investment decisions based on emotion. Unfortunately, we have made little progress in addressing this problem over the last two decades — hence our decision to name our lack of headway on addressing the behavior gap the “Worst Thing” for the fiscal year.

We started Bridgeway Funds in 1994, hoping to deliver investors long-term returns that reflected the strategies and goals of our various Funds. While the performance of each Fund has fluctuated, we are generally pleased with our overall results since inception. However, we also sought to teach investors the value of creating and sticking to a long-term investment plan. We

3	Annual Report | June 30, 2014

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

have written repeatedly about the risk of chasing hot returns, about the importance of keeping a long view, and about the distraction that comes from worrying about a given quarter. Our hope was to persuade investors not to destroy value by attempting to time the market.

Results in that area are unsatisfying. We use two simple metrics to determine how well the behavior gap is being addressed. The first is fund flows: When do investors move in and out of our Funds, and at what pace? Our goal is to attract investors with a long-term perspective who hang on to their positions during short-term market fluctuations. But, like other fund families, we have seen too many investors come and go. For example, we saw many investors sell their shares in the depths of the 2008 crisis, causing them to miss out on the relatively strong performance posted by most of our Funds since 2009.

The second metric we use is what Morningstar calls “investor returns,” a calculation that combines fund returns with cash inflows and outflows to measure how an average investor would have performed over time. Ideally, we want to see investor returns exceed the Fund’s overall returns, which would mean that investors disproportionally invested at down times. But sadly, this comparison is where the behavior gap is most evident: like many of our industry peers, our investor returns lag returns for Bridgeway Funds that have been around at least 10 years. That means too many investors’ behavior has caused them to miss the longer-term performance of these Funds.

If you are reading this, then you are probably an investor. And if you are a truly long-term investor, holding through the downturns, then congratulations — you are a rare breed! If you are new to investing, we encourage you to stick to a long-term asset allocation plan based on your time horizon. Forget trying to time the market. For our part, we will continue to pursue ways to help close the behavior gap, as we seek to help all investors become better investors.

Capital Gains and Distributions — A Follow-Up

Last year’s annual report identified the capital gains exposure from a large distribution as the “Worst Thing of the Fiscal Year.” To follow up on that issue, we want to highlight a Barron’s article about mutual fund taxation that caught our attention earlier this year. The article explored an ironic development in 2013: some very strong-performing funds had no capital gains exposure, while many funds with lackluster returns had substantial long-term capital gains liabilities.

What’s behind this phenomenon? And why should you care? The article explained that some funds still have substantial losses held over from the 2008-2009 bear market and are using those losses to offset current gains. But many funds have nearly exhausted those losses, so they won’t be available to offset capital gains exposure in the future — meaning that more taxable distributions may be coming.

Taxes can have a profound impact on mutual fund returns in a taxable account. Fortunately, you can mitigate the impact of taxes in a number of ways. You can look for funds with relatively low turnover, which are less likely to generate capital gains. You also can consider funds’ tax profiles when investing money in taxable accounts. Research firms like Morningstar provide information about funds’ historic tax efficiency and potential capital gains exposures. You also can dig deeper into a fund’s balance sheets to compare realized gains and losses with unrealized gains and losses.

In last year’s “Worst Thing” article, we committed to doing a better job highlighting and communicating potential distributions to you, our bosses and shareholders. For our part, Bridgeway routinely discloses estimated distributions on our website prior to the distribution date.

www.bridgeway.com	4

REFLECTIONS FROM BRIDGEWAY FUNDS’ INDEPENDENT BOARD OF DIRECTORS

This year marks the 20th anniversary since we launched the Bridgeway Funds. Generally, the Adviser composes these sections of the shareholder letter. However, given this special occasion, we invited some of the independent members of Bridgeway Funds’ Board of Directors (“Board”), who represent you, the shareholder, to reflect on the past 20 years. Miles Harper is a Partner with an accounting firm and serves as the Independent Chairman of the Board. He has been on the Board since its founding 20 years ago. Karen Gerstner is an attorney with her own estate planning/family wealth practice and has also served on the Board since its founding. Evan Harrel was a portfolio manager with a large investment firm when he retired to lead a nonprofit organization. He has served on the Board for 8 years. We hope you enjoy their thoughts.

Reflections After 20 Years on the Bridgeway Funds’ Board

By Miles D. Harper III, CPA

In the early 1990s John Montgomery took me to lunch at a Chinese restaurant. He told me he wanted to start a mutual fund company, having founded the advisory firm the year before, and asked if I would consider serving on the mutual fund board.

I was skeptical. Two very large fund companies were literally down the street, and I didn’t see how John’s new firm could compete. I became increasingly incredulous as John listed the principles he was building his advisory company on. He said no one at the firm would earn more than seven times the lowest-paid permanent staff member. I told him he was crazy and that he’d never attract top talent. He said he planned to give away 50% of the adviser’s profit. I told him that would rob him of capital that he’d need to invest in the business.

He also shared his life goals, which included celebrating a 50th anniversary with his wife and eliminating genocide. I looked him in the eye and told him that these were not good reasons to start a business — that founding a company probably wouldn’t be good for his marriage, and fighting genocide was a job for a nonprofit, not an investment advisory firm. I told him to keep his day job and stick with the anniversary goal.

He ignored me. I signed on anyway to be an independent member of the Funds’ Board. We had served together on a church finance committee previously, and I had always been impressed by John’s energy, smarts and integrity. I thought if anyone could pull off this vision it would be John.

Business was slow at first, and there were plenty of times I shook my head and wondered if the firm would make it. The company had a one-room office with a card table in the middle, next door to a hot dog joint — it was not impressive. Bridgeway Capital Management’s Partners would drive around to meet financial advisers and explain why they should invest in the company’s new Funds. Financial advisers would ask, “How do we make money?” Bridgeway Capital Management’s response was, “You don’t, unless your clients do well.” Many of them weren’t so sure about that.

I remember meeting Bridgeway Capital Management’s first Partner, Joanna. She had worked for big fund companies, and when she asked John how many Partners Bridgeway had, he told her that he hoped she’d be the first. She laughed, and then she went down John’s list of principles and issued the same objections I had — but like me, she signed on anyway. She eventually went on to have a long career with Bridgeway Capital Management until she retired in the late 2000s.

Bridgeway Funds’ fate turned positive when Mutual Funds Magazine ran a feature about the adviser, the Funds, and what John was up to. Right after the article came out I stopped by the office and couldn’t believe what I saw: Prospectuses covered the floor, and everyone — including John’s daughters — were stuffing them into envelopes to send to interested investors. Things really snowballed from there.

My objections to John’s principles turned out to be misguided. For example, the seven-to-one ratio has never prevented Bridgeway Capital Management from hiring the best people. I underestimated people’s willingness to work for less money in order to make a difference in the world. And when people sign up, they stay — a huge, and hugely valuable, difference from the rest of the fund industry.

It has been an amazing 20 years. I’m immensely proud to be on Bridgeway Funds’ Board serving the Bridgeway Funds’ shareholders. I’m very glad my first impressions were wrong.

5	Annual Report | June 30, 2014

REFLECTIONS FROM BRIDGEWAY FUNDS’ INDEPENDENT BOARD OF DIRECTORS (continued)

An Independent Director Explains the Role of the Bridgeway Funds’ Board

By Karen Gerstner

On May 23, 2014, the Board of Bridgeway Funds unanimously agreed to re-approve Bridgeway Capital Management as the Funds’ investment adviser. The Bridgeway Funds’ Board takes this job very seriously. You can read in detail how we came to our decision on page 121.

I have been on the Board since the founding of the Funds twenty years ago. I am a lawyer by training, but never served as a mutual fund director until John Montgomery asked me if I would be willing to serve as an independent director of the mutual fund company he was forming.

The Board’s primary responsibility is to represent the Funds’ shareholders and protect their interests. In my field of law (trusts and estates), we regularly deal with persons, such as trustees and executors, who represent other people and are subject to fiduciary duties. Thus, I have been able to tap into my legal background to help me fulfill my duties as an independent director of Bridgeway Funds.

The Board regularly stays abreast of developments in the mutual fund industry. We attend outside seminars put on by mutual fund industry groups, we receive regular case law and regulatory updates from the Funds’ legal counsel, and we participate in internal educational sessions. Our education and experience has helped us fulfill our mandate to protect shareholders, as we have tackled difficult decisions over the years. For example, based on Bridgeway Capital Management’s recommendation, we recently approved the merger of two Bridgeway Funds that had similar investment objectives and risk levels. Other options were considered as well, but, in that particular case, we determined that the merger of those two Bridgeway Funds was the best choice for the shareholders of both Funds.

One of the very first “tough” decisions the Board faced was allowing one of our original three Funds, the Social Responsibility Fund, to be merged into another fund group. At that time, I noted that it felt as if we were letting someone else take one of our “babies,” but, after rational analysis and consideration, the decision was based on the best interests of the shareholders of that Fund and not on the “motherly” feeling that I have toward our Funds.

I am a shareholder of Bridgeway Funds myself, as are my husband and my three children. In fact, all of the other Board members are shareholders of Bridgeway Funds, too. As Board members, we are in a position to ask questions and obtain information regarding how the Funds are managed by Bridgeway Capital Management. We do this on behalf of the shareholders of each of the Bridgeway Funds. It has been a privilege and an honor to represent Bridgeway Funds’ shareholders these past 20 years.

Transformative Change

Happy Money – By Evan Harrel

They say that money can’t buy happiness. That may be true — but the ways you spend your money and time can have a profound effect on your contentment. A recent book, Happy Money: The Science of Smarter Spending, looks at five well-researched principles that help people derive greater satisfaction from the use of money.

The first four principles focus on ways to get more happiness out of the money you spend on yourself: buy experiences rather than things; spend on special treats; pay now and consume later; and spend money in ways that increase your free time. The fifth principle is the simple observation that spending on others actually brings greater happiness for the spender, in addition to the benefit it provides to the recipient.

This research on “happy money” got me thinking about my role as an independent director on the Board of the Bridgeway Funds. The Funds’ adviser, Bridgeway Capital Management, has a deep commitment to spending time and money on others — both organizationally and individually. In fact, this section of the Bridgeway Funds shareholder letter often features stories from Bridgeway Capital Management Partners who have witnessed or experienced transformative change through their service to others. Whether it describes a Partner volunteering at the Houston Food Bank or a group of Partners teaching prisoners business skills, this section provides first-hand accounts of the breadth of Bridgeway Capital Management’s investment in others.

www.bridgeway.com	6

REFLECTIONS FROM BRIDGEWAY FUNDS’ INDEPENDENT BOARD OF DIRECTORS (continued)

My fellow directors and I act as your representatives. Our role is to make sure the Funds’ adviser manages your assets prudently, cost-effectively and in a manner consistent with the way the adviser has committed to invest. I have always admired Bridgeway Capital Management’s commitment to service, as I suspect most of us do, because it’s good for others. But now I realize that this service can also make Bridgeway’s Partners happier and more productive at work, strengthening the adviser’s strong cooperative team culture and helping lead to a better overall workplace. This means that the commitment to service is good for the community, for Bridgeway Partners and for Bridgeway Fund shareholders.

Now it’s your turn. The fact that you’re reading this letter and this shareholder report means you are a thoughtful, careful investor. I commend you for that diligence, which should help you toward your financial goals. Having invested your money well, seek also to use it well. Look for opportunities to spend on great experiences, or to buy yourself more free time. Above all, remember that spending on others may offer the best reward: greater happiness for you as well as the recipient.

7	Annual Report | June 30, 2014

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 5.00%, underperforming our primary market benchmark, the S&P 500 Index (+5.23%), and outperforming our peer benchmark, the Lipper Capital Appreciation Funds Index (+4.36%), and the Russell 2000 Index (+2.05%). This was an “OK”/mixed quarter.

For the fiscal year ended June 30, 2014, our Fund appreciated 32.14%, strongly outperforming our primary benchmark, the S&P 500 Index (+24.61%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+26.98%), and the Russell 2000 Index (+23.64%). We are very pleased with both the relative and absolute returns for the one-year period. We now lead our primary benchmark for the five-year period and have narrowed the difference in the ten-year period. The fifteen-year and inception-to-date returns demonstrate the historical strength of investing with our long-term focused strategy and the discipline of our investment process.

The table below presents our June quarter, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized

	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	5.00%	32.14%	19.00%	6.40%	10.09%	14.05%
S&P 500 Index	5.23%	24.61%	18.83%	7.78%	4.35%	9.65%
Russell 2000 Index	2.05%	23.64%	20.21%	8.70%	8.01%	9.76%
Lipper Capital Appreciation Funds Index	4.36%	26.98%	17.11%	8.41%	4.92%	8.73%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Aggressive Investors 1 Fund ranked 24th of 264 capital appreciation funds for the twelve months ending June 30, 2014, 99th of 223 over the last five years, 121st of 159 over the last ten years, and 2nd of 48 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	8

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 6/30/14

Detailed Explanation of Quarterly Performance

In a quarter when large-cap stocks outperformed small-cap stocks, the Fund’s “all-cap” design had a negative impact on relative performance versus its larger primary benchmark, the S&P 500 Index. Our value category of models lagged, averaging a 2.9% return compared to the benchmark’s return of 5.23%. The company financial health and momentum category of models performed much stronger. Combined, they added 4.6% to the return.

The Fund’s sector allocation, which is an outcome of statistical analysis of company-level fundamentals and not any macroeconomic or sector view, had a negative effect on relative returns. The Fund was slightly underweighted in the Energy category, which was the best performing sector for the quarter. In addition, holdings within the Energy sector underperformed, detracting half a percent from relative performance.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund handily outperformed its primary benchmark, the S&P 500 Index. Our larger universe of stocks (those from which we select companies for the Fund) and non-market cap weighting added approximately 2.7% to returns compared to the S&P 500 Index. This proved to be beneficial in the September quarter of 2013 and the March quarter of 2014. Overall, positive momentum and high beta were rewarded in the fiscal year, especially in the first six months. As a result, our momentum category of models was either the best or the second best performing group of models in all four quarters. Within the context of our overall investment philosophy, diversification among model groups is key to our long term success.

Overall, the Fund’s holdings performed particularly well, underperforming in only three sectors. Combined, they detracted one percent from relative performance. Despite underweighting in the Consumer Staples sector, holdings within the sector shined for the fiscal year, adding almost four percent to the Fund’s performance relative to the primary market benchmark.

9	Annual Report | June 30, 2014

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Southwest Airlines Co.	Airlines	2.8%
2	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	2.4%
3	Skyworks Solutions, Inc.	Semiconductors & Semiconductor Equipment	2.2%
4	Level 3 Communications, Inc.	Diversified Telecommunication Services	2.0%
5	Delta Air Lines, Inc.	Airlines	1.9%
6	E*TRADE Financial Corp.	Capital Markets	1.8%
7	Goodyear Tire & Rubber Co. (The)	Auto Components	1.8%
8	United Continental Holdings, Inc.	Airlines	1.7%
9	United Rentals, Inc.	Trading Companies & Distributors	1.6%
10	Jazz Pharmaceuticals PLC	Pharmaceuticals	1.5%
	Total		19.7%

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	11.5%	11.8%	-0.3%
Consumer Staples	5.4%	9.5%	-4.1%
Energy	12.0%	10.9%	1.1%
Financials	14.8%	16.1%	-1.3%
Health Care	5.2%	13.3%	-8.1%
Industrials	20.4%	10.5%	9.9%
Information Technology	16.4%	18.8%	-2.4%
Materials	7.5%	3.5%	4.0%
Telecommunication Services	2.8%	2.4%	0.4%
Utilities	2.2%	3.2%	-1.0%
Cash & Other Assets	1.6%	0.0%	1.6%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	10

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

11	Annual Report | June 30, 2014

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 98.41%
Aerospace & Defense - 1.57%
Engility Holdings, Inc.*	31,100	$ 1,189,886
Lockheed Martin Corp.	18,000	2,893,140

		4,083,026

Airlines - 7.39%
Delta Air Lines, Inc.	125,800	4,870,976
Hawaiian Holdings, Inc.*+	185,000	2,536,350
Southwest Airlines Co.	272,400	7,316,664
United Continental Holdings, Inc.*	108,200	4,443,774

		19,167,764

Auto Components - 3.87%
Delphi Automotive PLC	40,100	2,756,474
Goodyear Tire & Rubber Co. (The)	167,800	4,661,484
Lear Corp.	29,200	2,608,144

		10,026,102

Automobiles - 1.05%
Ford Motor Co.	158,400	2,730,816

Beverages - 1.11%
Constellation Brands, Inc., Class A*	32,800	2,890,664

Biotechnology - 1.21%
Incyte Corp. Ltd*	55,800	3,149,352

Building Products - 0.94%
Lennox International, Inc.	27,300	2,445,261

Capital Markets - 2.84%
Affiliated Managers Group, Inc.*	13,000	2,670,200
E*TRADE Financial Corp.*	221,000	4,698,460

		7,368,660

Chemicals - 4.37%
CF Industries Holdings, Inc.	9,778	2,351,902
Dow Chemical Co. (The)	53,000	2,727,380
Ferro Corp.*	185,200	2,326,112
LyondellBasell Industries NV, Class A	15,500	1,513,575
Scotts Miracle-Gro Co., Class A (The)	42,400	2,410,864

		11,329,833

Commercial Banks - 2.03%
PNC Financial Services Group, Inc. (The)	30,600	2,724,930
Signature Bank*	20,200	2,548,836

		5,273,766

Industry Company	Shares	Value

Commercial Services & Supplies - 2.49%
ACCO Brands Corp.*	200,000	$ 1,282,000
Pitney Bowes, Inc.	100,000	2,762,000
RR Donnelley & Sons Co.	143,030	2,425,789

		6,469,789

Computers & Peripherals - 5.11%
Apple, Inc.	33,600	3,122,448
Hewlett-Packard Co.	75,700	2,549,576
Logitech International SA+	165,400	2,155,162
Seagate Technology PLC	45,200	2,568,264
Western Digital Corp.	31,100	2,870,530

		13,265,980

Construction & Engineering - 0.99%
Primoris Services Corp.	89,000	2,566,760

Consumer Finance - 2.59%
Discover Financial Services	47,700	2,956,446
Navient Corp.	96,000	1,700,160
SLM Corp.	96,000	797,760
World Acceptance Corp.*+	16,600	1,260,936

		6,715,302

Containers & Packaging - 2.17%
Ball Corp.	49,700	3,115,196
Packaging Corp. of America	35,100	2,509,299

		5,624,495

Diversified Telecommunication Services - 2.82%
Level 3 Communications, Inc.*	116,008	5,093,911
Verizon Communications, Inc.	45,200	2,211,636

		7,305,547

Electric Utilities - 1.10%
Entergy Corp.	34,600	2,840,314

Electronic Equipment, Instruments & Components - 1.94%
Plexus Corp.*	56,900	2,463,201
ScanSource, Inc.*	35,000	1,332,800
TTM Technologies, Inc.*	151,400	1,241,480

		5,037,481

Energy Equipment & Services - 2.89%
Basic Energy Services, Inc.*	54,900	1,604,178
Halliburton Co.	40,700	2,890,107
Noble Corp. PLC	89,700	3,010,332

		7,504,617

Food & Staples Retailing - 0.47%
SpartanNash Co.	58,200	1,222,782

www.bridgeway.com	12

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Food Products - 1.90%
Pilgrim’s Pride Corp.*	100,900	$ 2,760,624
Tyson Foods, Inc., Class A	57,500	2,158,550

		4,919,174

Gas Utilities - 1.06%
ONEOK, Inc.	40,500	2,757,240

Health Care Providers & Services - 1.17%
DaVita HealthCare Partners, Inc.*	42,000	3,037,440

Hotels, Restaurants & Leisure - 1.92%
Burger King Worldwide, Inc.	98,500	2,681,170
Cracker Barrel Old Country Store, Inc.	23,000	2,290,110

		4,971,280

Household Products - 1.09%
Spectrum Brands Holdings, Inc.	33,000	2,838,990

Insurance - 4.11%
Genworth Financial, Inc., Class A*	143,600	2,498,640
Lincoln National Corp.	77,100	3,966,024
Navigators Group, Inc. (The)*	20,400	1,367,820
Prudential Financial, Inc.	31,900	2,831,763

		10,664,247

Machinery - 2.89%
Greenbrier Cos., Inc. (The)*	39,500	2,275,200
Trinity Industries, Inc.	60,000	2,623,200
WABCO Holdings, Inc.*	24,200	2,585,044

		7,483,444

Media - 1.50%
Scholastic Corp.	38,100	1,298,829
Viacom, Inc., Class B	29,900	2,593,227

		3,892,056

Multi-Utilities - 1.15%
Public Service Enterprise Group, Inc.	73,000	2,977,670

Oil, Gas & Consumable Fuels - 8.04%
Encana Corp.+	110,000	2,608,100
Green Plains, Inc.	87,900	2,889,273
Marathon Petroleum Corp.	29,000	2,264,030
Phillips 66	31,900	2,565,717
Southwestern Energy Co.*	55,600	2,529,244
Targa Resources Corp.	22,000	3,070,540

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Tesoro Corp.	43,100	$ 2,528,677
Valero Energy Corp.	47,900	2,399,790

		20,855,371

Paper & Forest Products - 1.01%
International Paper Co.	51,900	2,619,393

Personal Products - 0.81%
Herbalife, Ltd.+	32,500	2,097,550

Pharmaceuticals - 2.83%
Actavis PLC*	15,100	3,368,055
Jazz Pharmaceuticals PLC*	27,100	3,983,971

		7,352,026

Real Estate Investment Trusts (REITs) - 1.03%
FelCor Lodging Trust, Inc.	253,600	2,665,336

Real Estate Management & Development - 1.11%
Brookfield Asset Management, Class A	65,400	2,878,908

Road & Rail - 1.59%
ArcBest Corp.	37,400	1,627,274
Saia, Inc.*	56,600	2,486,438

		4,113,712

Semiconductors & Semiconductor Equipment - 8.25%
Amkor Technology, Inc.*	244,200	2,730,156
MagnaChip Semiconductor Corp.*	144,900	2,043,090
Marvell Technology Group, Ltd.	159,100	2,279,903
Micron Technology, Inc.*	186,400	6,141,880
QUALCOMM, Inc.	31,000	2,455,200
Skyworks Solutions, Inc.	122,600	5,757,296

		21,407,525

Software - 1.15%
Electronic Arts, Inc.*	82,900	2,973,623

Specialty Retail - 3.21%
Barnes & Noble, Inc.*	110,600	2,520,574
Gap, Inc. (The)	89,000	3,699,730
PetSmart, Inc.	35,000	2,093,000

		8,313,304

Thrifts & Mortgage Finance - 1.11%
MGIC Investment Corp.*	312,500	2,887,500

13	Annual Report | June 30, 2014

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors - 2.53%
H&E Equipment Services, Inc.*	69,000	$ 2,507,460
United Rentals, Inc.*	38,700	4,053,051

		6,560,511

TOTAL COMMON STOCKS - 98.41%		255,284,611

(Cost $210,727,366)

	Rate^	Shares	Value

MONEY MARKET FUND - 2.69%
BlackRock FedFund	0.01%	6,973,753	6,973,753

TOTAL MONEY MARKET FUND - 2.69%			6,973,753

(Cost $6,973,753)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.01%
BNY Mellon Overnight Government Fund**	0.01%	5,208,535	5,208,535

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.01%			5,208,535

(Cost $5,208,535)

TOTAL INVESTMENTS - 103.11%			$267,466,899
(Cost $222,909,654)
Liabilities in Excess of Other Assets - (3.11%)			(8,064,786)

NET ASSETS - 100.00%			$259,402,113

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
^	Rate disclosed as of June 30, 2014.
+	This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $5,019,763 at June 30, 2014.
PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$255,284,611	$—	$—	$255,284,611
Money Market Fund	—	6,973,753	—	6,973,753
Investments
Purchased with Cash Proceeds From Securities Lending	—	5,208,535	—	5,208,535

TOTAL	$255,284,611	$12,182,288	$—	$267,466,899

See Notes to Financial Statements.

www.bridgeway.com	14

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2014, our Fund declined -0.07%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-0.13%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-0.80%), the Russell Microcap Index (-1.41%), and underperforming the Russell 2000 Index (+2.05%). It was good quarter on a relative basis.

For the fiscal year ended June 30, 2014, our Fund appreciated 23.72%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+27.50%), and the Russell Microcap Index (+24.98%). The Fund beat our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+22.28%), and the Russell 2000 Index (+23.64%). We still have some ground to make up relative to our primary market benchmark in the five- and ten-year periods, primarily due to the “penny stock” and “junk rally” effects of 2009, but we lead our benchmarks in the fifteen-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	-0.07%	23.72%	20.59%	9.37%	16.31%	16.45%
CRSP Cap-Based Portfolio 10 Index	-0.13%	27.50%	21.82%	9.70%	13.38%	13.32%
Russell Microcap Index	-1.41%	24.98%	20.03%	6.67%	N/A	N/A
Russell 2000 Index	2.05%	23.64%	20.21%	8.70%	8.01%	9.76%
Lipper Micro-Cap Stock Funds Index	-0.80%	22.28%	19.93%	7.83%	8.51%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 973 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Ultra-Small Company Fund ranked 24th of 68 micro-cap funds for the twelve months ending June 30, 2014, 21st of 55 over the last five years, 8th of 35 over the last ten years, and 1st of 8 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

15	Annual Report | June 30, 2014

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index*         from Inception 8/5/94 to 6/30/14

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund outperformed its primary benchmark, the CRSP Cap-Based Portfolio 10 Index, for the quarter. As shown in the table on the next page, smaller companies (specifically those in the 9th and 10th decile) significantly underperformed large companies for the quarter. Over 80% of the Fund was invested in the 10th decile of CRSP stocks; however, the Fund’s exposure to the second smallest decile, the 9th decile of CRSP stocks, hurt performance for the quarter.

Design features of the Fund, such as a higher allocation to stocks at the value end of the spectrum, helped the Fund’s performance relative to the primary benchmark. Additionally, holdings in the Financials sector provided the biggest tailwind compared to the benchmark, led by holdings in the insurance industry. The Consumer Staples and Telecommunication Services sectors also contributed to relative performance.

www.bridgeway.com	16

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	89 Years
1 (ultra-large)	4.87%	23.86%	17.84%	7.34%	9.36%
2	5.35%	27.95%	21.58%	10.44%	10.73%
3	3.90%	25.03%	22.53%	10.02%	11.04%
4	5.35%	30.14%	22.89%	11.40%	11.14%
5	4.11%	27.67%	23.19%	11.95%	11.68%
6	4.15%	25.86%	23.00%	9.98%	11.57%
7	4.26%	26.72%	23.36%	11.25%	11.73%
8	-0.05%	22.99%	22.16%	10.98%	11.78%
9	-0.23%	28.27%	21.40%	9.41%	11.73%
10 (ultra-small)	-0.13%	27.50%	21.82%	9.70%	13.36%

[1]	Performance figures are as of the period ended June 30, 2014. The CRSP Cap-Based Portfolio indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund underperformed the CRSP Cap-Based Portfolio 10 Index, the Fund’s primary benchmark. Higher relative exposure to large stocks within the ultra-small universe contributed to underperformance. Additionally, ultra-small stocks with the highest liquidity hurt the Fund’s relative returns for the fiscal year.

Our diversifying models in the value and momentum categories significantly underperformed, returning 13% and 12.6% respectively versus the benchmark’s return of 26.8%.

Holdings within the Health Care, Industrials, and Materials sectors hurt relative performance the most, with four of the top ten worst performing stocks coming from those sectors.

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Federated National Holding Co.	Insurance	2.9%
2	United Insurance Holdings Corp.	Insurance	2.3%
3	Christopher & Banks Corp.	Specialty Retail	2.0%
4	Build-A-Bear Workshop, Inc.	Specialty Retail	1.9%
5	Addus Homecare Corp.	Health Care Providers & Services	1.8%
6	Universal Insurance Holdings, Inc.	Insurance	1.8%
7	Fairpoint Communications, Inc.	Diversified Telecommunication Services	1.6%
8	Warren Resources, Inc.	Oil, Gas & Consumable Fuels	1.5%
9	Radnet, Inc.	Health Care Providers & Services	1.4%
10	Strattec Security Corp.	Auto Components	1.4%
	Total		18.6%

17	Annual Report | June 30, 2014

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	18.1%	15.3%	2.8%
Consumer Staples	5.4%	4.1%	1.3%
Energy	6.5%	7.5%	-1.0%
Financials	18.3%	22.8%	-4.5%
Health Care	8.5%	15.0%	-6.5%
Industrials	16.8%	10.7%	6.1%
Information Technology	17.1%	17.7%	-0.6%
Materials	3.7%	4.0%	-0.3%
Telecommunication Services	2.9%	1.7%	1.2%
Utilities	0.4%	1.1%	-0.7%
Cash & Other Assets	2.1%	0.0%	2.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	18

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 97.87%
Aerospace & Defense - 1.86%
Arotech Corp.*	29,600	$ 132,016
Ducommun, Inc.*	52,500	1,371,825
Sparton Corp.*	48,200	1,337,068

		2,840,909

Air Freight & Logistics - 0.17%
Radiant Logistics, Inc.*	83,000	256,470

		256,470

Auto Components - 2.13%
China XD Plastics Co., Ltd.*	62,100	521,019
Shiloh Industries, Inc.*	33,400	616,564
Strattec Security Corp.+	32,674	2,107,146

		3,244,729

Beverages - 0.54%
MGP Ingredients, Inc.	24,700	196,612
Primo Water Corp.*+	131,100	625,347

		821,959

Biotechnology - 1.89%
ARCA Biopharma, Inc.*	120,000	175,200
Galena Biopharma, Inc.*+	538,100	1,646,586
OXiGENE, Inc.*+	203,600	527,324
QLT, Inc.*+	85,400	527,772

		2,876,882

Building Products - 0.10%
Alpha Pro Tech, Ltd.*	74,300	158,259

		158,259

Capital Markets - 2.22%
Calamos Asset Management, Inc., Class A	66,500	890,435
FBR & Co.*	59,400	1,611,522
Manning & Napier, Inc.	50,800	876,808

		3,378,765

Chemicals - 1.83%
Chase Corp.	17,400	594,036
Gulf Resources, Inc.*+	258,000	552,120
Landec Corp.*	130,900	1,634,941

		2,781,097

Commercial Banks - 5.84%
AmeriServ Financial, Inc.	74,000	257,520
Bank of Commerce Holdings	34,500	218,385

Industry Company	Shares	Value

Commercial Banks (continued)
BSB Bancorp, Inc.*	8,500	$ 145,860
Codorus Valley Bancorp, Inc.	7,500	158,475
Enterprise Bancorp, Inc.	11,700	241,371
First Business Financial Services, Inc.	8,400	395,052
Heritage Financial Corp.	54,500	876,905
Independent Bank Corp.	156,700	2,016,729
Metro Bancorp, Inc.*	38,700	894,744
Old Line Bancshares, Inc.	10,200	160,752
Pacific Continental Corp.	43,000	590,390
Pacific Mercantile Bancorp*	25,700	171,162
Pacific Premier Bancorp, Inc.*	40,000	563,600
Peoples Bancorp, Inc.	21,800	576,610
Royal Bancshares of Pennsylvania, Inc., Class A*	67,100	117,425
Shore Bancshares, Inc.*	17,000	153,170
Suffolk Bancorp*	23,900	533,209
Yadkin Financial Corp.*	44,100	830,844

		8,902,203

Commercial Services & Supplies - 1.90%
Casella Waste Systems, Inc., Class A*	159,000	796,590
Cenveo, Inc.*+	485,300	1,800,463
Pointer Telocation Ltd*	33,200	302,452

		2,899,505

Communications Equipment - 2.13%
Clearfield, Inc.*	83,000	1,393,570
Communications Systems, Inc.	2,300	28,589
Tessco Technologies, Inc.	49,100	1,557,943
UTStarcom Holdings Corp.*	91,066	266,823

		3,246,925

Computers & Peripherals - 2.63%
Concurrent Computer Corp.	172,100	1,283,866
Dot Hill Systems Corp.*	400,000	1,880,000
Novatel Wireless, Inc.*	153,900	293,949
Smart Technologies, Inc., Class A*	194,300	553,755

		4,011,570

Construction & Engineering - 0.66%
Orion Marine Group, Inc.*	71,700	776,511

19	Annual Report | June 30, 2014

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Construction & Engineering (continued)
Willdan Group, Inc.*	25,900	$ 224,553

		1,001,064

Diversified Consumer Services - 0.05%
Education Management Corp.*	48,500	81,965

		81,965

Diversified Financial Services - 0.65%
Gain Capital Holdings, Inc.	126,100	992,407

		992,407

Diversified Telecommunication Services - 2.95%
Cbeyond, Inc.*	171,800	1,709,410
FairPoint Communications, Inc.*+	175,000	2,444,750
HC2 Holdings, Inc.+	83,500	333,165

		4,487,325

Electrical Equipment - 1.59%
Allied Motion Technologies, Inc.	30,000	434,400
Broadwind Energy, Inc.*	133,300	1,169,041
Espey Manufacturing & Electronics Corp.	5,700	143,184
Highpower International, Inc.*+	142,000	678,760

		2,425,385

Electronic Equipment, Instruments & Components - 3.38%
Agilysys, Inc.*	41,800	588,544
Iteris, Inc.*	70,500	119,850
LoJack Corp.*+	100,000	543,000
NAPCO Security Technologies, Inc.*	37,600	204,168
Nortech Systems, Inc.*+	28,000	136,920
PCM, Inc.*	33,700	359,242
Perceptron, Inc.	111,700	1,424,175
Planar Systems, Inc.*	57,600	141,120
Sigmatron International, Inc.*+	75,400	909,324
SMTC Corp.*	74,000	132,460
Wayside Technology Group, Inc.	38,200	586,370

		5,145,173

Energy Equipment & Services - 0.70%
Forbes Energy Services, Ltd.*	47,900	218,903
North American Energy Partners, Inc.	105,100	846,055

		1,064,958

Industry Company	Shares	Value

Food & Staples Retailing - 1.78%
Pantry, Inc. (The)*	71,400	$1,156,680
Roundy’s, Inc.	283,000	1,559,330

		2,716,010

Food Products - 1.46%
Inventure Foods, Inc.*	84,150	948,371
Omega Protein Corp.*	93,600	1,280,448

		2,228,819

Gas Utilities - 0.42%
Gas Natural, Inc.+	60,600	638,724

		638,724

Health Care Equipment & Supplies - 0.92%
Dehaier Medical Systems, Ltd.*+	125,000	693,750
Exactech, Inc.*	27,800	701,394

		1,395,144

Health Care Providers & Services - 5.61%
Addus HomeCare Corp.*	122,900	2,762,792
Alliance HealthCare Services, Inc.*	58,000	1,566,000
BioTelemetry, Inc.*	181,600	1,302,072
Five Star Quality Care, Inc.*	116,000	581,160
InfuSystems Holdings, Inc.*+	61,200	162,180
RadNet, Inc.*+	326,400	2,164,032

		8,538,236

Hotels, Restaurants & Leisure - 2.03%
Carrols Restaurant Group, Inc.*	236,200	1,681,744
Famous Dave’s of America, Inc.*	28,100	806,470
Isle of Capri Casinos, Inc.*	70,000	599,200

		3,087,414

Household Durables - 0.98%
Dixie Group, Inc. (The)*	57,500	608,925
Flexsteel Industries, Inc.	23,100	770,385
Skullcandy, Inc.*	16,500	119,625

		1,498,935

Household Products - 1.01%
Orchids Paper Products Co.	48,100	1,541,124

		1,541,124

Insurance - 8.40%
Atlas Financial Holdings, Inc.*+	33,000	500,280
CNinsure, Inc. - ADR*	130,000	891,800

www.bridgeway.com	20

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Insurance (continued)
Federated National Holding Co.	172,000	$ 4,386,000
Hallmark Financial Services, Inc.*	52,000	559,000
Independence Holding Co.	10,100	142,713
United Insurance Holdings Corp.+	207,000	3,572,820
Universal Insurance Holdings, Inc.	211,700	2,745,749

		12,798,362

Internet & Catalog Retail - 0.28%
US Auto Parts Network, Inc.*	117,500	424,175

		424,175

Internet Software & Services - 1.77%
Autobytel, Inc.*	87,900	1,152,369
BroadVision, Inc.*+	72,749	698,391
TheStreet, Inc.	113,700	274,017
Tucows, Inc., Class A*	47,000	575,280

		2,700,057

IT Services - 2.96%
CSP, Inc.	16,800	116,256
Edgewater Technology, Inc.*	38,300	284,952
Hackett Group, Inc. (The)	51,400	306,858
Information Services Group, Inc.*	346,100	1,664,741
Mattersight Corp.*+	74,600	396,126
NCI, Inc., Class A*	85,000	754,800
PFSweb, Inc.*	60,200	499,660
StarTek, Inc.*	62,100	479,412

		4,502,805

Leisure Equipment & Products - 0.52%
Escalade, Inc.	31,000	500,340
Summer Infant, Inc.*	100,000	288,000

		788,340

Machinery - 4.88%
Accuride Corp.*	304,300	1,488,027
Commercial Vehicle Group, Inc.*	146,800	1,473,872
Dynamic Materials Corp.	56,800	1,256,984
L.S. Starrett Co., Class A (The)	18,200	279,916
MFRI, Inc.*	30,100	343,441
NN, Inc.	69,700	1,782,926

Industry Company	Shares	Value

Machinery (continued)
Xerium Technologies, Inc.*	57,600	$ 804,096

		7,429,262

Marine - 0.33%
International Shipholding Corp.	22,000	504,240

		504,240

Media - 4.85%
A.H. Belo Corp., Class A	105,700	1,252,545
Dex Media, Inc.*+	131,000	1,459,340
Emmis Communications Corp., Class A*	200,000	598,000
FAB Universal Corp.*Δ+	285,500	256,950
Lee Enterprises, Inc.*+	397,900	1,770,655
McClatchy Co. (The), Class A*+	270,000	1,498,500
Reading International, Inc., Class A*	34,800	296,844
Salem Communications Corp., Class A	26,600	251,636

		7,384,470

Metals & Mining - 1.86%
Asanko Gold, Inc.*	143,000	370,370
Noranda Aluminum Holding Corp.	486,700	1,718,051
Olympic Steel, Inc.	30,400	752,400

		2,840,821

Multiline Retail - 1.16%
Bon-Ton Stores, Inc. (The)+	154,800	1,595,988
Gordmans Stores, Inc.	38,600	165,980

		1,761,968

Oil, Gas & Consumable Fuels - 5.82%
BioFuel Energy Corp.*+	49,000	336,630
Endeavour International Corp.*	100,500	137,685
Pacific Ethanol, Inc.*+	70,000	1,070,300
REX American Resources Corp.*	19,800	1,451,538
Teekay Tankers, Ltd., Class A+	408,300	1,751,607
USEC, Inc.*+	50,000	151,500
Vertex Energy, Inc.*+	169,200	1,642,932
Warren Resources, Inc.*	375,700	2,329,340

		8,871,532

21	Annual Report | June 30, 2014

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Personal Products - 0.62%
Nutraceutical International Corp.*	25,300	$ 603,658
Synutra International, Inc.*+	50,000	335,500

		939,158

Pharmaceuticals - 0.09%
Transcept Pharmaceuticals, Inc.	70,000	139,300

		139,300

Professional Services - 1.98%
Hill International, Inc.*	312,200	1,945,006
VSE Corp.	15,200	1,068,864

		3,013,870

Real Estate Investment Trusts (REITs) - 0.22%
Gyrodyne Special Distribution, LLC*Δ	5,100	15,300
Sotherly Hotels, Inc.	40,800	319,464

		334,764

Road & Rail - 2.46%
Covenant Transportation Group, Inc., Class A*	74,700	962,136
P.A.M. Transportation Services, Inc.*	37,700	1,054,092
USA Truck, Inc.*+	93,431	1,736,882

		3,753,110

Semiconductors & Semiconductor Equipment - 2.25%
Actions Semiconductor Co., Ltd. - ADR*+	58,000	138,040
Alpha & Omega Semiconductor, Ltd.*	50,000	463,500
Amtech Systems, Inc.*	31,800	388,914
Cascade Microtech, Inc.*	51,500	703,490
CyberOptics Corp.*+	18,600	148,614
MaxLinear, Inc., Class A*	130,600	1,315,142
STR Holdings, Inc.*	196,600	265,410

		3,423,110

Software - 1.96%
Cinedigm Corp., Class A*	540,300	1,345,347
ePlus, Inc.*	15,700	913,740
Evolving Systems, Inc.	23,300	199,448
QAD, Inc., Class A+	24,700	526,604

		2,985,139

Specialty Retail - 5.41%
Build-A-Bear Workshop, Inc.*	212,000	2,832,320

Industry Company	Shares	Value

Specialty Retail (continued)
Christopher & Banks Corp.*	350,200	$ 3,067,752
Citi Trends, Inc.*	37,000	794,020
hhgregg, Inc.*+	152,300	1,548,891

		8,242,983

Textiles, Apparel & Luxury Goods - 0.70%
Crown Crafts, Inc.+	20,500	159,695
Culp, Inc.	26,300	457,883
Sequential Brands Group, Inc.*+	32,300	446,063

		1,063,641

Thrifts & Mortgage Finance - 1.01%
Alliance Bancorp, Inc. of Pennsylvania	24,400	385,520
HMN Financial, Inc.*	18,800	206,800
IMPAC Mortgage Holdings, Inc.*+	40,000	192,000
Laporte Bancorp, Inc.+	7,400	81,400
SI Financial Group, Inc.	21,000	241,710
Simplicity Bancorp, Inc.	15,000	261,750
United Community Bancorp	14,000	164,780

		1,533,960

Trading Companies & Distributors - 0.91%
EnviroStar, Inc.+	35,000	87,850
General Finance Corp.*+	51,000	484,500
Lawson Products, Inc.*	13,900	226,431
Willis Lease Finance Corp.*	23,800	583,576

		1,382,357

TOTAL COMMON STOCKS - 97.87%		149,079,380

(Cost $121,691,918)

RIGHTS - 0.02%
Royal Bancshares*Δ	67,100	36,905

TOTAL RIGHTS - 0.02%		36,905

(Cost $ — )

DIVIDEND NOTE - 0.00%
Gyrodyne Dividend Notes, 5%*Δ	5,100	—

TOTAL DIVIDEND NOTE - 0.00%		—

(Cost $ — )

www.bridgeway.com	22

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

	Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
BlackRock FedFund	0.01%	225	$225

TOTAL MONEY MARKET FUND - 0.00%			225

(Cost $225)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 15.58%
BNY Mellon Overnight Government Fund**	0.01%	23,734,727	23,734,727

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 15.58%			23,734,727

(Cost $23,734,727)

TOTAL INVESTMENTS - 113.47%			$172,851,237
(Cost $145,426,870)
Liabilities in Excess of Other Assets - (13.47%)			(20,520,611)

NET ASSETS - 100.00%			$152,330,626

*     Non-income producing security.

**   This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.

^    Rate disclosed as of June 30, 2014.

Δ      Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+    This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $22,471,189 at June 30, 2014.

ADR - American Depositary Receipt

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$148,807,130	$—	$272,250	$149,079,380
Rights	—	36,905	—	36,905
Dividend Note	—	—	—	—
Money Market
Fund	—	225	—	225
Investments
Purchased with Cash
Proceeds
From
Securities
Lending	—	23,734,727	—	23,734,727

TOTAL	$148,807,130	$23,771,857	$272,250	$172,851,237

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2013	$ —	$ —
Purchases	105,570	105,570
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)[1]	(709,805)	(709,805)
Transfers in2,3	876,485	876,485
Transfers out	—	—

Balance as of 06/30/2014	$ 272,250	$ 272,250

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2014[2]	$(709,805)	$(709,805)

[1]	Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[2]	Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period. The security transferred from level 1 to level 3.

[3]	Transfer took place as a result of a trading halt.

See Notes to Financial Statements.

23	Annual Report | June 30, 2014

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 0.46%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-0.13%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-0.80%), and the Russell Microcap Index (-1.41%), and underperforming the Russell 2000 Index (+2.05%). We are pleased with the results versus our primary benchmark.

For the fiscal year ended June 30, 2014, our Fund appreciated 25.48%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+27.50%). Our Fund beat our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+22.28%), the Russell Microcap Index (+24.98%), and the Russell 2000 Index (+23.64%). Due largely to a single year’s performance in the “junk rally” and penny stock explosion of 2009 (disproportionately boosting the returns of our primary market benchmark), we still trail our primary market benchmark for the longer five-, ten-, fifteen-year, and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	0.46%	25.48%	19.81%	7.11%	13.34%	11.69%
CRSP Cap-Based Portfolio 10 Index	-0.13%	27.50%	21.82%	9.70%	13.38%	12.16%
Russell Microcap Index	-1.41%	24.98%	20.03%	6.67%	N/A	N/A
Russell 2000 Index	2.05%	23.64%	20.21%	8.70%	8.01%	7.85%
Lipper Micro-Cap Stock Funds Index	-0.80%	22.28%	19.93%	7.83%	8.51%	8.32%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 973 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Ultra-Small Company Market Fund ranked 14th of 68 micro-cap funds for the twelve months ending June 30, 2014, 29th of 55 over the last five years, 29th of 35 over the last ten years, and 3rd of 19 since inception in July, 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	24

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*,

Russell 2000 Index & Lipper Micro-Cap Stock Funds Index         from Inception 7/31/97 to 6/30/14

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance:

The Fund outperformed its primary benchmark, the CRSP Cap-Based Portfolio 10 Index, for the quarter. A primary determinant of our performance relative to most other funds relates to the size of the companies in which we invest. The following table shows how performance can vary across market capitalizations and time periods. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in a representative sample of ultra-small stocks. The Fund continued to maintain a high concentration of ultra-small companies, with over 80% of the Fund invested in companies of the size found in our primary benchmark. In order to keep Fund turnover low, the Fund’s adviser does not sell a stock immediately when it outgrows the CRSP 10 (ultra-small) size threshold. This helped relative performance, as holdings in larger stocks contributed to the Fund’s relative performance. Our sidestepping models, which seek to avoid up to 10% of the universe of ultra-small stocks that may go bankrupt or plummet precipitously, also performed favorably again this quarter. In addition, the Fund was overweighted in higher momentum stocks, which also boosted the relative performance.

25	Annual Report | June 30, 2014

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	89 Years
1 (ultra-large)	4.87%	23.86%	17.84%	7.34%	9.36%
2	5.35%	27.95%	21.58%	10.44%	10.73%
3	3.90%	25.03%	22.53%	10.02%	11.04%
4	5.35%	30.14%	22.89%	11.40%	11.14%
5	4.11%	27.67%	23.19%	11.95%	11.68%
6	4.15%	25.86%	23.00%	9.98%	11.57%
7	4.26%	26.72%	23.36%	11.25%	11.73%
8	-0.05%	22.99%	22.16%	10.98%	11.78%
9	-0.23%	28.27%	21.40%	9.41%	11.73%
10 (ultra-small)	-0.13%	27.50%	21.82%	9.70%	13.36%

[1]	Performance figures are as of the period ended June 30, 2014. The CRSP Cap-Based Portfolio indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund underperformed its primary benchmark, the CRSP Cap-Based Portfolio 10 Index. This was primarily due to higher relative exposure to larger stocks within the ultra-small universe during the September 2013 quarter, since the Fund’s adviser does not sell a stock immediately when it outgrows the CRSP 10 (ultra-small) size threshold.

The Fund’s sector allocation was right on target with the index; no sector differed by even one percent on average. However, holdings within the Financials and Materials sectors detracted the most from relative returns.

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Famous Dave’s of America, Inc.	Hotels, Restaurants & Leisure	0.9%
2	REX American Resources Corp.	Oil, Gas & Consumable Fuels	0.6%
3	Warren Resources, Inc.	Oil, Gas & Consumable Fuels	0.5%
4	Callon Petroleum Co.	Oil, Gas & Consumable Fuels	0.5%
5	Providence Service Corp. (The)	Health Care Providers & Services	0.4%
6	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.4%
7	Sparton Corp.	Aerospace & Defense	0.4%
8	Adams Resources & Energy, Inc.	Oil, Gas & Consumable Fuels	0.4%
9	Repligen Corp.	Biotechnology	0.4%
10	Argan, Inc.	Construction & Engineering	0.4%
	Total		4.9%

www.bridgeway.com	26

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	14.3%	15.3%	-1.0%
Consumer Staples	3.9%	4.1%	-0.2%
Energy	7.4%	7.5%	-0.1%
Financials	24.7%	22.8%	1.9%
Health Care	14.2%	15.0%	-0.8%
Industrials	11.0%	10.7%	0.3%
Information Technology	17.2%	17.7%	-0.5%
Materials	3.3%	4.0%	-0.7%
Telecommunication Services	1.8%	1.7%	0.1%
Utilities	0.9%	1.1%	-0.2%
Cash & Other Assets	1.3%	0.0%	1.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies,” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

27	Annual Report | June 30, 2014

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 98.81%
Aerospace & Defense - 1.06%
CPI Aerostructures, Inc.*	31,479	$ 398,839
Ducommun, Inc.*	25,300	661,089
Erickson, Inc.*+	26,000	422,500
Innovative Solutions & Support, Inc.*+	63,454	472,098
SIFCO Industries, Inc.	8,300	258,960
Sparton Corp.*	63,300	1,755,942
Sypris Solutions, Inc.	78,400	437,472
Tel-Instrument Electronics Corp.*+	15,000	78,750

		4,485,650

Air Freight & Logistics - 0.16%
Radiant Logistics, Inc.*	125,000	386,250
XPO Logistics, Inc.*+	10,668	305,318

		691,568

Airlines - 0.08%
Republic Airways Holdings, Inc.*	32,487	352,159

Auto Components - 1.41%
China XD Plastics Co., Ltd.*+	141,000	1,182,990
Fuel Systems Solutions, Inc.*	36,000	401,040
Shiloh Industries, Inc.*	51,250	946,075
SORL Auto Parts, Inc.*	109,900	330,799
Spartan Motors, Inc.	169,800	770,892
Stoneridge, Inc.*	69,944	749,800
Strattec Security Corp.	24,100	1,554,209
UQM Technologies, Inc.*+	9,600	21,792

		5,957,597

Automobiles - 0.24%
Kandi Technologies Group, Inc.*+	71,500	1,011,725

Beverages - 0.54%
Castle Brands, Inc.*	149,187	132,776
Craft Brew Alliance, Inc.*	92,200	1,019,732
MGP Ingredients, Inc.	75,862	603,862
Primo Water Corp.*+	112,930	538,676

		2,295,046

Biotechnology - 5.35%
Achillion Pharmaceuticals, Inc.*+	150,000	1,135,500
Actinium Pharmaceuticals, Inc.*+	27,895	201,402
Ambit Bioscience Corp.*+	45,100	311,641
Amicus Therapeutics, Inc.*+	115,000	384,100

Industry Company	Shares	Value

Biotechnology (continued)
Anacor Pharmaceuticals, Inc.*+	40,000	$ 709,200
Arqule, Inc.*	190,000	294,500
AVEO Pharmaceuticals, Inc.*	30,000	54,900
BIND Therapeutics, Inc.*	4,717	62,170
BioCryst Pharmaceuticals, Inc.*+	31,664	403,716
BioSpecifics Technologies Corp.*	22,314	601,585
Biota Pharmaceuticals, Inc.*	79,899	227,712
BioTime, Inc.*+	123,800	377,590
Celladon Corp.*	900	14,418
Cellular Dynamics International, Inc.*+	25,000	364,250
ChemoCentryx, Inc.*+	120,000	702,000
Codexis, Inc.*	150,500	219,730
Conatus Pharmaceuticals, Inc.*+	25,000	227,750
Concert Pharmaceuticals, Inc.*	13,500	136,350
Curis, Inc.*+	120,000	223,200
Cytokinetics, Inc.*+	53,633	256,366
Cytori Therapeutics, Inc.*+	200,000	478,000
Durata Therapeutics, Inc.*+	76,150	1,296,834
Eagle Pharmaceuticals, Inc.*	1,968	28,201
Esperion Therapeutics, Inc.*+	25,000	396,000
Fibrocell Science, Inc.*+	97,712	389,871
Five Prime Therapeutics, Inc.*+	24,000	373,200
Geron Corp.*+	315,000	1,011,150
GTx, Inc.*	38,012	52,457
Harvard Apparatus Regenerative Technology, Inc.*+	41,754	436,329
ImmunoCellular Therapeutics, Ltd.*+	70,000	78,400
Immunomedics, Inc.*+	222,900	813,585
Inovio Pharmaceuticals, Inc.*+	7,500	81,075
KaloBios Pharmaceuticals, Inc.*	17,304	39,453
Medgenics, Inc.*+	61,000	473,970
MediciNova, Inc.*	40,000	81,200
Nanosphere, Inc.*	87,200	137,776
NanoViricides, Inc.*+	100,000	423,000
Neuralstem, Inc.*+	130,000	548,600
Oncothyreon, Inc.*+	224,988	728,961
OvaScience, Inc.*+	25,000	229,250
PharmAthene, Inc.*	178,826	252,145

www.bridgeway.com	28

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Progenics Pharmaceuticals, Inc.*	72,400	$ 312,044
Repligen Corp.*	74,500	1,697,855
Rexahn Pharmaceuticals, Inc.*	180,000	156,600
Rigel Pharmaceuticals, Inc.*	244,900	888,987
SIGA Technologies, Inc.*+	148,700	419,334
Synthetic Biologics, Inc.*+	40,000	68,800
Targacept, Inc.*+	103,900	468,589
TetraLogic Pharmaceuticals Corp.*	2,600	15,314
Tetraphase Pharmaceuticals, Inc.*	50,000	674,500
Trevena, Inc.*	400	2,260
Vanda Pharmaceuticals, Inc.*+	79,300	1,283,074
Verastem, Inc.*+	50,000	453,000
Vical, Inc.*	100,000	122,000
XOMA Corp.*+	190,000	872,100

		22,691,994

Building Products - 0.43%
Alpha Pro Tech, Ltd.*	106,700	227,271
Insteel Industries, Inc.	25,700	505,005
Patrick Industries, Inc.*	23,800	1,108,842

		1,841,118

Capital Markets - 2.77%
Calamos Asset Management, Inc., Class A	53,500	716,365
FBR & Co.*	43,175	1,171,338
Fidus Investment Corp.+	36,000	739,440
Gladstone Capital Corp.+	78,700	791,722
Gladstone Investment Corp.+	56,400	417,360
Gleacher & Co., Inc.*	10,000	105,100
Harris & Harris Group, Inc.*	78,000	248,040
Institutional Financial Markets, Inc.+	30,000	60,300
JMP Group, Inc.	96,851	733,162
KCAP Financial, Inc.	93,900	797,211
Manning & Napier, Inc.	44,100	761,166
Medallion Financial Corp.	86,711	1,080,419
NGP Capital Resources Co.+	72,500	451,675
OFS Capital Corp.+	40,000	520,000
Oppenheimer Holdings, Inc., Class A	31,550	756,884
PennantPark Floating Rate Capital, Ltd.+	23,000	328,670

Industry Company	Shares	Value

Capital Markets (continued)
Pzena Investment Management, Inc., Class A	52,800	$ 589,248
Silvercrest Asset Management Group LLC, Class A	14,000	240,940
SWS Group, Inc.*	166,800	1,214,304

		11,723,344

Chemicals - 1.53%
BioAmber, Inc.*+	31,480	313,226
Chase Corp.	27,800	949,092
China Green Agriculture, Inc.*+	80,000	176,000
Core Molding Technologies, Inc.*	45,100	586,300
Gulf Resources, Inc.*	232,850	498,299
KMG Chemicals, Inc.	40,100	720,998
Landec Corp.*	89,200	1,114,108
Marrone Bio Innovations, Inc.*+	35,000	406,700
Northern Technologies International Corp.*	11,900	250,614
Penford Corp.*	47,200	605,576
Trecora Resources*	74,649	883,844

		6,504,757

Commercial Banks - 12.82%
1st Constitution Bancorp*	11,550	117,117
1st United Bancorp, Inc.	104,600	901,652
Access National Corp.	33,500	507,860
American National Bankshares, Inc.	22,100	480,233
American River Bankshares*	56,000	489,440
AmeriServ Financial, Inc.	155,671	541,735
Anchor Bancorp, Inc.*+	10,000	189,900
Arrow Financial Corp.+	23,300	604,402
Bank of Commerce Holdings+	87,441	553,502
Bank of Kentucky Financial Corp. (The)	16,100	560,119
Bar Harbor Bankshares	18,000	501,840
BCB Bancorp, Inc.	23,500	317,720
Bridge Bancorp, Inc.	30,000	719,700
Bridge Capital Holdings*	21,800	527,778
C&F Financial Corp.+	6,300	226,737
Camden National Corp.	11,800	457,368
Capital City Bank Group, Inc.	50,390	732,167
Carolina Bank Holdings, Inc.*	27,000	265,680

29	Annual Report | June 30, 2014

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Center Bancorp, Inc.+	49,217	$ 946,443
Century Bancorp, Inc., Class A	23,272	822,432
Citizens Holding Co.	20,670	393,143
CNB Financial Corp.	42,200	708,960
Codorus Valley Bancorp, Inc.	12,600	266,238
Colony Bankcorp, Inc.*	16,668	105,175
Community West Bancshares*	19,266	128,119
ConnectOne Bancorp, Inc.*	12,000	598,680
Eastern Virginia Bankshares, Inc.*	20,536	131,430
Enterprise Bancorp, Inc.	9,502	196,026
Enterprise Financial Services Corp.	49,800	899,388
Evans Bancorp, Inc.	16,701	386,628
Farmers Capital Bank Corp.*+	57,149	1,290,996
Fidelity Southern Corp.	36,074	468,601
Financial Institutions, Inc.	34,700	812,674
First Bancorp	49,000	899,150
First Bancorp, Inc.	33,300	581,418
First Bancshares, Inc.+	12,794	181,803
First Business Financial Services, Inc.+	18,354	863,189
First Community Bancshares, Inc.	70,000	1,003,100
First Connecticut Bancorp, Inc.	36,400	584,220
First South Bancorp, Inc.+	33,322	266,243
First United Corp.*	9,200	80,684
First West Virginia Bancorp+	8,100	151,875
German American Bancorp, Inc.	23,731	642,635
Guaranty Bancorp	61,440	854,016
Hampton Roads Bankshares, Inc.*	369,600	639,408
Heritage Commerce Corp.	74,300	607,031
Heritage Financial Corp.	65,480	1,053,573
HomeTrust Bancshares, Inc.*	2,661	41,964
Horizon Bancorp	23,500	513,240
Iberiabank Corp.	13,761	952,124
Independent Bank Corp.	70,000	900,900
Intervest Bancshares Corp.+	78,212	605,361
Landmark Bancorp, Inc.	10,510	208,834
LNB Bancorp, Inc.	36,700	447,006
Macatawa Bank Corp.+	81,291	412,145
MainSource Financial Group, Inc.	25,650	442,462

Industry Company	Shares	Value

Commercial Banks (continued)
MBT Financial Corp.*	57,485	$ 314,443
Mercantile Bank Corp.+	39,892	912,729
Merchants Bancshares, Inc.	28,700	917,826
Metro Bancorp, Inc.*	40,600	938,672
MidSouth Bancorp, Inc.	35,900	714,051
MidWestOne Financial Group, Inc.	31,300	750,887
MutualFirst Financial, Inc.	9,849	187,919
New Century Bancorp, Inc.*	10,076	66,703
NewBridge Bancorp*	86,806	699,656
North Valley Bancorp*	24,378	531,197
Northeast Bancorp	35,000	334,950
Northrim BanCorp, Inc.	34,700	887,279
Ohio Valley Banc Corp.	19,500	446,160
Old Second Bancorp, Inc.*	15,000	74,550
OmniAmerican Bancorp, Inc.	25,000	625,000
Pacific Continental Corp.	53,611	736,079
Pacific Mercantile Bancorp*	67,893	452,167
Pacific Premier Bancorp, Inc.*	48,500	683,365
Park Sterling Corp.	120,700	795,413
Peapack Gladstone Financial Corp.+	49,777	1,055,770
Penns Woods Bancorp, Inc.+	16,400	772,440
Peoples Bancorp of North Carolina, Inc.	34,901	566,094
Peoples Bancorp, Inc.	28,400	751,180
Preferred Bank*	33,680	796,195
Premier Financial Bancorp, Inc.+	43,837	704,899
QCR Holdings, Inc.+	13,200	227,700
Republic First Bancorp, Inc.*	83,000	418,320
Royal Bancshares of Pennsylvania, Inc., Class A*+	35,398	61,946
SB Financial Group, Inc.	9,641	80,695
Seacoast Banking Corp. of Florida*	67,355	732,149
Shore Bancshares, Inc.*	25,000	225,250
Sierra Bancorp	42,900	677,820
Southcoast Financial Corp.*+	49,500	359,865
Southern First Bancshares, Inc.*+	32,215	433,614
Southern National Bancorp of Virginia, Inc.+	70,892	791,155
Southwest Bancorp, Inc.	73,100	1,247,086
Suffolk Bancorp*	37,000	825,470
Sun Bancorp, Inc.*	221,200	887,012

www.bridgeway.com	30

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Univest Corp. of Pennsylvania	21,000	$ 434,700
West Bancorporation, Inc.	48,200	734,086
Yadkin Financial Corp.*	38,500	725,340

		54,360,096

Commercial Services & Supplies - 1.12%
AMREP Corp.*+	27,000	165,510
ARC Document Solutions, Inc.*	50,000	293,000
Casella Waste Systems, Inc., Class A*	162,656	814,907
Cenveo, Inc.*+	210,600	781,326
CompX International, Inc.	3,200	33,440
Courier Corp.	51,100	762,412
Ecology & Environment, Inc., Class A	3,000	31,380
Fuel Tech, Inc.*+	65,000	366,600
Heritage-Crystal Clean, Inc.*	23,000	451,490
Intersections, Inc.	9,900	48,708
Metalico, Inc.*	366,002	453,842
TRC Cos., Inc.*+	76,979	478,809
Versar, Inc.*	22,000	71,500

		4,752,924

Communications Equipment - 2.08%
Aviat Networks, Inc.*	39,839	50,994
Bel Fuse, Inc., Class B	25,100	644,317
Clearfield, Inc.*	48,300	810,957
Communications Systems, Inc.	28,900	359,227
Digi International, Inc.*	70,000	659,400
Emcore Corp.*+	23,052	94,974
KVH Industries, Inc.*	60,410	787,142
Meru Networks, Inc.*+	149,450	549,976
Numerex Corp., Class A*	49,350	567,032
Oclaro, Inc.*+	309,600	681,120
PC-Tel, Inc.	87,800	710,302
Procera Networks, Inc.*+	54,600	550,914
RELM Wireless Corp.*+	45,000	173,700
ShoreTel, Inc.*	137,000	893,240
Tessco Technologies, Inc.	24,500	777,385
Westell Technologies, Inc., Class A*	205,000	502,250

		8,812,930

Computers & Peripherals - 1.60%
Astro-Med, Inc.	32,800	445,752
Avid Technology, Inc.*	66,000	488,400
Concurrent Computer Corp.	55,600	414,776
Datalink Corp.*	71,750	717,500
Dot Hill Systems Corp.*	269,400	1,266,180

Industry Company	Shares	Value

Computers & Peripherals (continued)
Hutchinson Technology, Inc.*	75,000	$ 187,500
Imation Corp.*	146,100	502,584
Immersion Corp.*	62,900	800,088
Novatel Wireless, Inc.*	78,800	150,508
Quantum Corp.*	350,100	427,122
Qumu Corp.*	36,400	509,236
Transact Technologies, Inc.	60,800	629,888
USA Technologies, Inc.*	111,400	235,054

		6,774,588

Construction & Engineering - 1.30%
Argan, Inc.	44,700	1,666,863
Furmanite Corp.*	125,500	1,460,820
Integrated Electrical Services, Inc.*	90,000	588,600
Northwest Pipe Co.*	29,100	1,173,603
Orion Marine Group, Inc.*	2,600	28,158
Pike Corp.*	45,000	403,200
UniTek Global Services, Inc.*	63,096	25,869
Willdan Group, Inc.*	20,000	173,400

		5,520,513

Construction Materials - 0.28%
United States Lime & Minerals, Inc.	18,300	1,185,840

Consumer Finance - 0.59%
Asta Funding, Inc.*	122,300	1,008,975
Atlanticus Holdings Corp.*+	63,961	179,091
Consumer Portfolio Services, Inc.*	97,650	744,093
QC Holdings, Inc.	56,600	151,688
Regional Management Corp.*	28,000	433,160

		2,517,007

Containers & Packaging - 0.16%
AEP Industries, Inc.*	19,000	662,530

Distributors - 0.36%
AMCON Distributing Co.+	2,300	186,300
VOXX International Corp.*	94,001	884,549
Weyco Group, Inc.	17,000	465,970

		1,536,819

Diversified Consumer Services - 0.64%
Cambium Learning Group, Inc.*	37,250	81,205
Career Education Corp.*	92,550	433,134
Carriage Services, Inc.+	48,900	837,657
Collectors Universe, Inc.+	26,360	516,392

31	Annual Report | June 30, 2014

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services (continued)
Learning Tree International, Inc.*	75,400	$ 193,024
Lincoln Educational Services Corp.+	78,400	352,016
Universal Technical Institute, Inc.	23,700	287,718

		2,701,146

Diversified Financial Services - 0.73%
California First National Bancorp	30,800	452,144
Gain Capital Holdings, Inc.	94,400	742,928
Marlin Business Services Corp.	29,500	536,605
MicroFinancial, Inc.	73,200	565,836
Resource America, Inc., Class A	83,600	781,660

		3,079,173

Diversified Telecommunication Services - 1.58%
Alaska Communications Systems Group, Inc.*	303,000	545,400
Cbeyond, Inc.*	90,050	895,998
Enventis Corp.	53,645	849,737
Hawaiian Telcom Holdco, Inc.*+	24,686	706,266
IDT Corp., Class B	50,567	880,877
Inteliquent, Inc.	55,000	762,850
Lumos Networks Corp.	35,000	506,450
ORBCOMM, Inc.*	171,000	1,126,890
Straight Path Communications, Inc., Class B*	42,470	433,194

		6,707,662

Electrical Equipment - 0.92%
Allied Motion Technologies, Inc.+	53,650	776,852
Enphase Energy, Inc.*	60,000	513,000
Espey Manufacturing & Electronics Corp.	5,000	125,600
Global Power Equipment Group, Inc.	26,972	435,868
LSI Industries, Inc.	84,000	670,320
Magnetek, Inc.*	10,000	238,500
Orion Energy Systems, Inc.*	35,000	142,450
PowerSecure International, Inc.*+	47,600	463,624
SL Industries, Inc.*	18,200	536,900

		3,903,114

Electronic Equipment, Instruments & Components - 3.18%
Agilysys, Inc.*	62,200	875,776

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Audience, Inc.*	38,000	$ 454,480
ChyronHego Corp.*	53,000	108,650
Document Security Systems, Inc.*+	182,000	249,340
Echelon Corp.*	229,062	556,621
Electro Scientific Industries, Inc.	71,000	483,510
eMagin Corp.*+	56,300	125,549
Frequency Electronics, Inc.*	41,000	504,710
ID Systems, Inc.*	83,000	451,520
IEC Electronics Corp.*	64,500	280,575
Iteris, Inc.*	172,520	293,284
Key Tronic Corp.*	37,200	389,856
LoJack Corp.*	77,150	418,924
Maxwell Technologies, Inc.*	55,000	832,150
Mesa Laboratories, Inc.	9,830	825,327
MOCON, Inc.	12,000	189,720
NAPCO Security Technologies, Inc.*	110,000	597,300
PAR Technology Corp.*	139,750	586,950
PCM, Inc.*	74,200	790,972
Perceptron, Inc.	23,000	293,250
Planar Systems, Inc.*	75,000	183,750
Pulse Electronics Corp.*	10,000	25,000
Radisys Corp.*	70,000	244,300
RF Industries, Ltd.+	35,000	209,650
Richardson Electronics, Ltd.+	60,011	628,315
SMTC Corp.*	85,000	152,150
Speed Commerce, Inc.*	230,600	862,444
Viasystems Group, Inc.*	70,900	772,101
Vishay Precision Group, Inc.*	56,900	936,574
Wayside Technology Group, Inc.	10,000	153,500

		13,476,248

Energy Equipment & Services - 1.77%
Bolt Technology Corp.	65,663	1,204,916
Cal Dive International, Inc.*+	368,969	487,039
Dawson Geophysical Co.	46,990	1,346,264
Forbes Energy Services, Ltd.*+	123,000	562,110
GreenHunter Resources, Inc.*	199,000	394,020
Gulf Island Fabrication, Inc.	49,000	1,054,480
Mitcham Industries, Inc.*	46,300	647,274
Natural Gas Services Group, Inc.*	37,600	1,243,056

www.bridgeway.com	32

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
TGC Industries, Inc.*	104,737	$ 570,817

		7,509,976

Food & Staples Retailing - 0.55%
Fairway Group Holdings Corp.*+	60,000	399,000
Ingles Markets, Inc., Class A	35,800	943,330
Pantry, Inc. (The)*	45,000	729,000
Roundy’s, Inc.	44,041	242,666

		2,313,996

Food Products - 1.81%
Alico, Inc.+	14,200	532,358
Farmer Bros. Co.*	42,500	918,425
Griffin Land & Nurseries, Inc.+	13,300	392,350
Inventure Foods, Inc.*	59,000	664,930
John B. Sanfilippo & Son, Inc.	33,900	897,333
Liberator Medical Holdings, Inc.+	211,200	792,000
Lifeway Foods, Inc.*+	95,302	1,332,322
Limoneira Co.+	20,000	439,400
Omega Protein Corp.*	69,800	954,864
Seneca Foods Corp., Class A*	25,000	765,000

		7,688,982

Gas Utilities - 0.18%
Delta Natural Gas Co., Inc.+	20,000	439,200
Gas Natural, Inc.+	30,300	319,362

		758,562

Health Care Equipment & Supplies - 2.75%
Alphatec Holdings, Inc.*	174,531	284,486
Anika Therapeutics, Inc.*	18,339	849,646
AtriCure, Inc.*	88,200	1,621,116
CryoLife, Inc.	107,270	960,066
Cutera, Inc.*	45,200	469,628
Digirad Corp.	100,000	356,000
Exactech, Inc.*	25,000	630,750
Hansen Medical, Inc.*+	282,000	369,420
Kewaunee Scientific Corp.	14,000	246,400
LeMaitre Vascular, Inc.	50,000	413,500
Medical Action Industries, Inc.*+	65,500	899,315
Navidea Biopharmaceuticals, Inc.*+	390,480	577,910
PhotoMedex, Inc.*	9,600	117,600
RTI Surgical, Inc.*	125,000	543,750
SurModics, Inc.*	18,500	396,270
Utah Medical Products, Inc.	35,900	1,846,696

Industry Company	Shares	Value

Health Care Equipment & Supplies (continued)
Vascular Solutions, Inc.*	49,300	$ 1,093,967

		11,676,520

Health Care Providers & Services - 1.82%
Addus HomeCare Corp.*	25,000	562,000
Alliance HealthCare Services, Inc.*	24,700	666,900
Almost Family, Inc.*	24,400	538,752
BioTelemetry, Inc.*	137,700	987,309
Cross Country Healthcare, Inc.*	71,000	462,920
Five Star Quality Care, Inc.*	116,900	585,669
InfuSystems Holdings, Inc.*+	75,000	198,750
PDI, Inc.*	55,000	240,900
Providence Service Corp. (The)*	51,100	1,869,749
RadNet, Inc.*	89,800	595,374
Skilled Healthcare Group, Inc., Class A*	159,798	1,005,129

		7,713,452

Hotels, Restaurants & Leisure - 3.23%
Ambassadors Group, Inc.*	35,000	161,350
Ark Restaurants Corp.	9,900	220,176
Bravo Brio Restaurant Group, Inc.*	45,000	702,450
Carrols Restaurant Group, Inc.*	68,100	484,872
Dover Downs Gaming & Entertainment, Inc.*	152,580	209,035
Einstein Noah Restaurant Group, Inc.	18,581	298,411
Famous Dave’s of America, Inc.*	128,800	3,696,560
Frisch’s Restaurants, Inc.	26,100	615,960
Gaming Partners International Corp.*	56,300	459,408
Isle of Capri Casinos, Inc.*	114,000	975,840
Jamba, Inc.*	30,662	371,010
Kona Grill, Inc.*	67,500	1,310,175
Lakes Entertainment, Inc.*	84,600	398,466
Luby’s, Inc.*	79,100	465,108
Monarch Casino & Resort, Inc.*	42,877	649,158
Morgans Hotel Group Co.*	84,300	668,499
MTR Gaming Group, Inc.*	50,500	270,175
Nathan’s Famous, Inc.*	12,000	650,280
Nevada Gold & Casinos, Inc.*	120,000	120,000
Premier Exhibitions, Inc.*	200,000	162,000
Red Lion Hotels Corp.*	74,900	410,452

33	Annual Report | June 30, 2014

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Town Sports International Holdings, Inc.	61,087	$ 406,229

		13,705,614

Household Durables - 1.89%
Bassett Furniture Industries, Inc.	74,200	976,472
Blyth, Inc.	15,200	118,256
Cobra Electronics Corp.*+	30,000	111,000
CSS Industries, Inc.	32,700	862,299
Dixie Group, Inc. (The)*	32,250	341,528
Emerson Radio Corp.*	124,800	222,144
Flexsteel Industries, Inc.	27,050	902,118
Hooker Furniture Corp.	53,300	860,262
Lifetime Brands, Inc.	65,000	1,021,800
Nova Lifestyle, Inc.*+	45,000	210,150
P&F Industries, Inc., Class A*+	10,500	82,320
Skullcandy, Inc.*	50,850	368,662
Stanley Furniture Co., Inc.*	107,783	288,858
UCP, Inc., Class A*	30,000	410,100
Universal Electronics, Inc.*	14,617	714,479
Zagg, Inc.*+	100,000	543,000

		8,033,448

Household Products - 0.30%
Oil-Dri Corp. of America	20,800	635,856
Orchids Paper Products Co.	20,000	640,800

		1,276,656

Independent Power Producers & Energy Traders - 0.25%
American DG Energy, Inc.*	296,311	533,360
Genie Energy, Ltd., Class B*	68,042	535,491

		1,068,851

Insurance - 1.57%
American Independence Corp.*+	7,500	91,500
Atlantic American Corp.+	14,056	54,116
Crawford & Co., Class B	78,399	790,262
Federated National Holding Co.	38,000	969,000
First Acceptance Corp.*	266,700	653,415
Fortegra Financial Corp.*	50,000	381,000
Hallmark Financial Services, Inc.*	80,400	864,300
HCI Group, Inc.	12,000	487,200
Health Insurance Innovations, Inc., Class A*	4,116	50,709
Independence Holding Co.	69,190	977,655
Investors Title Co.+	9,600	646,848

Industry Company	Shares	Value

Insurance (continued)
Phoenix Cos., Inc. (The)*	14,200	$ 687,138

		6,653,143

Internet & Catalog Retail - 1.10%
1-800-Flowers.com, Inc., Class A*	110,000	638,000
CafePress, Inc.*	49,800	257,466
Gaiam, Inc., Class A*	45,000	345,600
Geeknet, Inc.*	40,000	498,800
Nutrisystem, Inc.	35,000	598,850
PetMed Express, Inc.+	46,647	628,802
US Auto Parts Network, Inc.*	54,451	196,568
ValueVision Media, Inc., Class A*	176,286	879,667
Vitacost.com, Inc.*+	102,000	638,520

		4,682,273

Internet Software & Services - 2.90%
Brightcove, Inc.*	48,090	506,869
Carbonite, Inc.*	42,400	507,528
GTT Communications, Inc.*	35,000	357,350
iPass, Inc.*	221,100	265,320
Limelight Networks, Inc.*	359,837	1,101,101
Marchex, Inc., Class B	128,600	1,545,772
QuinStreet, Inc.*	94,125	518,629
RealNetworks, Inc.*	93,600	714,168
Reis, Inc.	42,100	887,468
Spark Networks, Inc.*+	64,800	367,416
Support.com, Inc.*	136,745	370,579
Synacor, Inc.*	142,552	364,933
TechTarget, Inc.*+	145,900	1,286,838
TheStreet, Inc.	116,900	281,729
Tremor Video, Inc.*+	37,300	176,056
Tucows, Inc., Class A*	71,150	870,876
United Online, Inc.	32,900	342,160
Unwired Planet, Inc.*	234,600	523,158
XO Group, Inc.*	54,813	669,815
Zix Corp.*	187,582	641,530

		12,299,295

IT Services - 1.63%
CIBER, Inc.*	185,000	913,900
CSP, Inc.	15,000	103,800
Edgewater Technology, Inc.*	50,900	378,696
Hackett Group, Inc. (The)	119,928	715,970
Higher One Holdings, Inc.*	70,000	266,700
Information Services Group, Inc.*	196,600	945,646
Innodata, Inc.*+	153,455	494,125

www.bridgeway.com	34

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Lionbridge Technologies, Inc.*	193,995	$1,152,330
Mattersight Corp.*	30,000	159,300
ModusLink Global Solutions, Inc.*+	146,100	546,414
NCI, Inc., Class A*	38,430	341,258
PRGX Global, Inc.*	68,500	437,715
StarTek, Inc.*	45,000	347,400
WidePoint Corp.*	70,447	123,987

		6,927,241

Leisure Equipment & Products - 0.66%
Escalade, Inc.	34,180	551,665
Johnson Outdoors, Inc., Class A+	37,400	964,920
Marine Products Corp.	2,400	19,920
Nautilus, Inc.*	111,686	1,238,598

		2,775,103

Life Sciences Tools & Services - 1.22%
Affymetrix, Inc.*	15,450	137,659
Enzo Biochem, Inc.*	201,300	1,056,825
Harvard Bioscience, Inc.*+	167,017	759,927
NanoString Technologies, Inc.*	45,000	672,750
Pacific Biosciences of California, Inc.*	222,400	1,374,432
pSivida Corp.*+	100,000	434,000
Sequenom, Inc.*+	185,000	715,950

		5,151,543

Machinery - 3.08%
Accuride Corp.*	184,200	900,738
Ampco-Pittsburgh Corp.	24,400	559,736
Commercial Vehicle Group, Inc.*	89,200	895,568
Dynamic Materials Corp.	27,500	608,575
Eastern Co. (The)	33,600	518,784
Energy Recovery, Inc.*+	163,700	805,404
FreightCar America, Inc.	29,675	743,062
Gencor Industries, Inc.*	18,500	203,685
Graham Corp.	35,900	1,249,679
Hardinge, Inc.	33,300	421,245
Hurco Cos., Inc.	51,334	1,447,619
Intelligent Systems Corp.*	28,029	38,400
Key Technology, Inc.*	20,000	246,400
Lydall, Inc.*	15,000	410,550
Miller Industries, Inc.	49,800	1,024,884
NN, Inc.	46,100	1,179,238
PMFG, Inc.*	11,600	61,132
Tecumseh Products Co.*+	57,700	293,693
Twin Disc, Inc.+	29,600	978,280

Industry Company	Shares	Value

Machinery (continued)
Xerium Technologies, Inc.*	33,550	$ 468,358

		13,055,030

Marine - 0.10%
International Shipholding Corp.+	19,203	440,133

Media - 1.62%
A.H. Belo Corp., Class A	46,400	549,840
Ballantyne Strong, Inc.*	45,500	190,190
Beasley Broadcasting Group, Inc., Class A	17,000	107,950
Dex Media, Inc.*+	86,451	963,064
Emmis Communications Corp., Class A*	159,500	476,905
Entercom Communications Corp., Class A*	80,000	858,400
Entravision Communications Corp., Class A	108,800	676,736
Lee Enterprises, Inc.*+	162,860	724,727
Martha Stewart Living Omnimedia, Inc., Class A*	90,200	423,940
McClatchy Co. (The), Class A*+	148,650	825,008
Saga Communications, Inc., Class A	13,005	555,574
Salem Communications Corp., Class A	53,500	506,110

		6,858,444

Metals & Mining - 1.20%
A.M. Castle & Co.*	31,000	342,240
Friedman Industries, Inc.	68,300	577,135
Gold Resource Corp.+	144,500	731,170
Noranda Aluminum Holding Corp.	211,650	747,124
Olympic Steel, Inc.	34,800	861,300
Synalloy Corp.	25,400	417,068
United States Antimony Corp.*	353,321	501,716
Universal Stainless & Alloy Products, Inc.*	28,078	911,973

		5,089,726

Multiline Retail - 0.24%
ALCO Stores, Inc.*	7,000	53,340
Bon-Ton Stores, Inc. (The)+	59,950	618,084
Gordmans Stores, Inc.	80,000	344,000

		1,015,424

Oil, Gas & Consumable Fuels - 5.63%
Adams Resources & Energy, Inc.	22,300	1,742,299

35	Annual Report | June 30, 2014

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
American Eagle Energy Corp.*	110,000	$ 658,900
Amyris, Inc.*+	220,000	820,600
BPZ Resources, Inc.*+	350,000	1,078,000
Callon Petroleum Co.*	182,800	2,129,620
Emerald Oil, Inc.*+	113,000	864,450
Endeavour International Corp.*+	108,000	147,960
Escalera Resources Co.*	79,800	210,273
Evolution Petroleum Corp.+	46,770	512,132
FieldPoint Petroleum Corp.*+	30,000	165,600
FX Energy, Inc.*+	245,000	884,450
Harvest Natural Resources, Inc.*+	145,000	723,550
Miller Energy Resources, Inc.*+	145,241	929,542
Panhandle Oil & Gas, Inc., Class A	23,797	1,333,346
Penn Virginia Corp.*	91,000	1,542,450
PetroQuest Energy, Inc.*	170,000	1,278,400
PostRock Energy Corp.*	97,500	146,250
Pyramid Oil Co.*	69,800	404,840
Quicksilver Resources, Inc.*+	311,800	832,506
REX American Resources Corp.*	32,249	2,364,174
Ring Energy, Inc.*+	44,053	768,725
Saratoga Resources, Inc.*	80,000	140,800
Uranerz Energy Corp.*+	514,800	761,904
Uranium Energy Corp.*+	229,584	358,151
VAALCO Energy, Inc.*	100,000	723,000
Warren Resources, Inc.*	352,900	2,187,980
Zion Oil & Gas, Inc.*+	81,200	168,084

		23,877,986

Paper & Forest Products - 0.14%
Orient Paper, Inc.+	117,811	253,294
Verso Paper Corp.*	160,400	336,840

		590,134

Personal Products - 0.66%
CCA Industries, Inc.	14,100	48,927
Female Health Co. (The)+	43,200	238,032
IGI Laboratories, Inc.*	163,211	866,650
Mannatech, Inc.*	13,600	164,696
Natural Alternatives International, Inc.*	27,510	148,279
Nutraceutical International Corp.*	37,000	882,820

Industry Company	Shares	Value

Personal Products (continued)
Synutra International, Inc.*+	25,000	$ 167,750
United-Guardian, Inc.	10,000	286,000

		2,803,154

Pharmaceuticals - 3.06%
AcelRx Pharmaceuticals, Inc.*+	98,000	1,004,500
Alexza Pharmaceuticals, Inc.*+	50,000	228,500
Alimera Sciences, Inc.*+	121,600	727,168
Ampio Pharmaceuticals, Inc.*+	135,000	1,127,250
ANI Pharmaceuticals, Inc.*	23,416	806,447
Cempra, Inc.*+	92,500	992,525
Cumberland Pharmaceuticals, Inc.*+	67,500	303,750
Durect Corp.*	183,600	334,152
Horizon Pharma, Inc.*+	83,700	1,324,134
Novabay Pharmaceuticals, Inc.*+	121,500	95,985
Omeros Corp.*+	48,595	845,553
Pain Therapeutics, Inc.*+	216,853	1,246,905
Pozen, Inc.*	81,600	679,728
Sciclone Pharmaceuticals, Inc.*	161,750	850,805
Sucampo Pharmaceuticals, Inc., Class A*+	104,000	717,600
Supernus Pharmaceuticals, Inc.*+	50,000	547,500
Transcept Pharmaceuticals, Inc.	65,000	129,350
XenoPort, Inc.*	150,000	724,500
Zogenix, Inc.*+	136,200	273,762

		12,960,114

Professional Services - 1.45%
CDI Corp.	27,000	389,070
CRA International, Inc.*	54,500	1,256,225
CTPartners Executive Search, Inc.*+	27,400	256,190
Franklin Covey Co.*	37,000	744,810
Heidrick & Struggles International, Inc.	50,000	925,000
Hill International, Inc.*	145,971	909,399
Mastech Holdings, Inc.	6,250	93,750
RCM Technologies, Inc.*	26,200	166,632
VSE Corp.	20,200	1,420,464

		6,161,540

www.bridgeway.com	36

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Real Estate Management & Development - 0.70%
AV Homes, Inc.*	54,600	$ 892,710
Consolidated-Tomoka Land Co.	21,249	975,329
Maui Land & Pineapple Co., Inc.*	30,000	205,800
Stratus Properties, Inc.*+	37,150	596,258
ZipRealty, Inc.*	100,000	303,000

		2,973,097

Road & Rail - 0.65%
Covenant Transportation Group, Inc., Class A*	60,700	781,816
P.A.M. Transportation Services, Inc.*	14,750	412,410
Providence & Worcester Railroad Co.+	5,000	91,250
Quality Distribution, Inc.*	20,000	297,200
USA Truck, Inc.*+	35,000	650,650
YRC Worldwide, Inc.*+	18,800	528,468

		2,761,794

Semiconductors & Semiconductor Equipment - 3.37%
Amtech Systems, Inc.*	57,500	703,225
Axcelis Technologies, Inc.*	348,650	697,300
Cascade Microtech, Inc.*	69,700	952,102
Cohu, Inc.	81,850	875,795
CyberOptics Corp.*+	26,400	210,936
DSP Group, Inc.*	131,300	1,114,737
GigOptix, Inc.*	166,000	227,420
GSI Technology, Inc.*	161,417	962,045
Integrated Silicon Solution, Inc.*	42,641	629,808
Intermolecular, Inc.*	128,439	299,263
Kopin Corp.*	146,250	476,775
Mattson Technology, Inc.*	250,300	548,157
MaxLinear, Inc., Class A*	65,100	655,557
NeoPhotonics Corp.*+	85,000	353,600
Peregrine Semiconductor Corp.*+	75,500	517,930
Pericom Semiconductor Corp.*	75,000	678,000
Pixelworks, Inc.*+	122,500	927,325
PLX Technology, Inc.*	113,900	736,933
QuickLogic Corp.*+	85,000	439,450
Sigma Designs, Inc.*	90,000	412,200
Ultra Clean Holdings, Inc.*	118,377	1,071,312
Vitesse Semiconductor Corp.*	227,700	785,565

		14,275,435

Industry Company	Shares	Value

Software - 2.52%
American Software, Inc., Class A	60,700	$ 599,716
Bsquare Corp.*+	9,500	30,400
Callidus Software, Inc.*	113,100	1,350,414
Cinedigm Corp., Class A*	278,318	693,012
Digimarc Corp.	23,100	753,060
Envivio, Inc.*+	120,000	288,000
Exa Corp.*	48,000	540,480
FalconStor Software, Inc.*	100,000	170,000
Globalscape, Inc.+	81,700	200,165
Glu Mobile, Inc.*	210,500	1,052,500
GSE Systems, Inc.*	119,525	198,412
Guidance Software, Inc.*	77,857	710,056
QAD, Inc., Class A+	33,000	703,560
QAD, Inc., Class B	8,250	149,738
Rally Software Development Corp.*	35,000	381,150
Rosetta Stone, Inc.*	73,600	715,392
Seachange International, Inc.*	45,000	360,450
Smith Micro Software, Inc.*	125,400	130,416
TeleCommunication Systems, Inc., Class A*	180,834	594,944
Telenav, Inc.*	188,000	1,069,720

		10,691,585

Specialty Retail - 1.99%
America’s Car-Mart, Inc.*+	15,000	593,250
Big 5 Sporting Goods Corp.	14,200	174,234
Books-A-Million, Inc.*	71,950	156,851
Build-A-Bear Workshop, Inc.*	59,500	794,920
Cache, Inc.*	118,437	190,684
Citi Trends, Inc.*	37,100	796,166
Destination XL Group, Inc.*	174,100	959,291
hhgregg, Inc.*+	46,000	467,820
Kirkland’s, Inc.*	23,500	435,925
MarineMax, Inc.*	30,500	510,570
New York & Co., Inc.*	128,600	474,534
Pacific Sunwear of California, Inc.*	218,749	520,623
RadioShack Corp.*+	171,500	169,939
Trans World Entertainment Corp.+	98,403	373,931
TravelCenters of America LLC*	120,200	1,067,376
West Marine, Inc.*	72,200	740,772

		8,426,886

37	Annual Report | June 30, 2014

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods - 0.92%
Charles & Colvard, Ltd.*	120,900	$ 265,980
Cherokee, Inc.	21,200	322,028
Culp, Inc.	51,016	888,189
Delta Apparel, Inc.*	23,000	329,360
DGSE Cos., Inc.*+	48,800	70,760
Ever-Glory International Group, Inc.*+	10,000	60,500
Lakeland Industries, Inc.*	13,300	95,228
Perry Ellis International, Inc.*	65,000	1,133,600
Rocky Brands, Inc.	52,200	742,806

		3,908,451
Thrifts & Mortgage Finance - 5.59%
Alliance Bancorp, Inc. of Pennsylvania	22,000	347,600
ASB Bancorp, Inc.*+	21,000	423,150
Banc of California, Inc.+	36,200	394,580
Bank Mutual Corp.	129,000	748,200
BankFinancial Corp.	76,279	851,274
Cape Bancorp, Inc.	59,702	640,602
Chicopee Bancorp, Inc.	31,995	540,396
Eagle Bancorp Montana, Inc.	6,289	66,034
ESB Financial Corp.	48,100	622,414
ESSA Bancorp, Inc.	37,400	416,262
Federal Agricultural Mortgage Corp., Class C	24,200	752,136
First Defiance Financial Corp.	44,900	1,288,630
First Financial Northwest, Inc.	61,600	669,592
Fox Chase Bancorp, Inc.	14,133	238,282
Franklin Financial Corp.*	39,600	859,320
Guaranty Federal Bancshares, Inc.*+	20,856	260,700
Hampden Bancorp, Inc.	46,589	785,491
Heritage Financial Group, Inc.	21,900	434,277
HF Financial Corp.	12,000	166,200
Hingham Institution for Savings+	2,500	198,500
HMN Financial, Inc.*	25,000	275,000
Home Bancorp, Inc.*+	48,000	1,056,960
HomeStreet, Inc.	40,000	734,800
HopFed Bancorp, Inc.	4,488	52,151
Lake Shore Bancorp, Inc.+	22,150	275,324
Louisiana Bancorp, Inc.+	19,000	377,340
Meta Financial Group, Inc.	17,155	686,200
Naugatuck Valley Financial Corp.*+	28,501	244,824

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
New Hampshire Thrift Bancshares, Inc.	18,250	$ 277,765
Northeast Community Bancorp, Inc.	55,658	393,502
Ocean Shore Holding Co.	51,837	759,412
OceanFirst Financial Corp.	45,000	745,200
Oneida Financial Corp.+	20,000	248,600
Provident Financial Holdings, Inc.	63,617	924,991
Pulaski Financial Corp.	43,500	495,900
Riverview Bancorp, Inc.*	67,406	261,535
Security National Financial Corp., Class A*	36,750	156,922
SI Financial Group, Inc.	34,276	394,517
Simplicity Bancorp, Inc.	58,555	1,021,785
Southern Missouri Bancorp, Inc.	50	1,805
Territorial Bancorp, Inc.	22,300	465,624
TF Financial Corp.+	13,241	562,478
Timberland Bancorp, Inc.	24,222	255,300
Tree.com, Inc.*	20,000	582,800
United Community Bancorp	6,200	72,974
United Community Financial Corp.*	137,800	569,114
Waterstone Financial, Inc.	47,573	542,808
Wayne Savings Bancshares, Inc.+	7,800	101,400
Westfield Financial, Inc.+	64,100	478,186

		23,718,857

Trading Companies & Distributors - 0.63%
BlueLinx Holdings, Inc.*	227,583	318,616
General Finance Corp.*+	60,000	570,000
Houston Wire & Cable Co.	52,900	656,489
Lawson Products, Inc.*	32,400	527,796
Willis Lease Finance Corp.*	24,400	598,288

		2,671,189

Water Utilities - 0.48%
Artesian Resources Corp., Class A	21,500	483,320
Cadiz, Inc.*+	11,700	97,461
York Water Co.	69,850	1,454,277

		2,035,058

Wireless Telecommunication Services - 0.22%
Boingo Wireless, Inc.*	70,000	478,100

www.bridgeway.com	38

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company		Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (continued)
USA Mobility, Inc.		30,000	$ 462,000

			940,100

TOTAL COMMON STOCKS - 98.81%			419,034,340

(Cost $281,657,388)

EXCHANGE TRADED FUND - 0.30%
iShares Micro-Cap ETF+		16,525	1,257,883

TOTAL EXCHANGE TRADED FUND - 0.30%			1,257,883

(Cost $442,002)

RIGHTS - 0.00%
Royal Bancshares*Δ		35,398	19,469

TOTAL RIGHTS - 0.00%			19,469

(Cost $ — )

	Rate^	Shares	Value

MONEY MARKET FUND - 0.37%
BlackRock FedFund	0.01%	1,559,986	1,559,986

TOTAL MONEY MARKET FUND - 0.37%			1,559,986

(Cost $1,559,986)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.62%
BNY Mellon Overnight Government Fund**	0.01%	57,761,347	57,761,347

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.62%			57,761,347

(Cost $57,761,347)

TOTAL INVESTMENTS - 113.10%			$479,633,025
(Cost $341,420,723)
Liabilities in Excess of Other Assets - (13.10%)			(55,536,706)

NET ASSETS - 100.00%			$424,096,319

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
^	Rate disclosed as of June 30, 2014.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $56,334,696 at June 30, 2014.
LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$419,034,340	$—	$—	$419,034,340
Exchange Traded Fund	1,257,883	—	—	1,257,883
Money Market Fund	—	1,559,986	—	1,559,986
Rights	—	19,469	—	19,469
Investments Purchased with Cash Proceeds From Securities Lending	—	57,761,347	—	57,761,347

TOTAL	$420,292,223	$59,340,802	$—	$479,633,025

See Notes to Financial Statements.

39	Annual Report | June 30, 2014

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 0.00%, underperforming our primary market benchmark, the Russell 2000 Index (+2.05%). It was a poor quarter overall.

For the fiscal year ended June 30, 2014, our Fund appreciated 19.46%, underperforming our primary market benchmark, the Russell 2000 Index (+23.64%). It was a poor year.

The table below presents our June quarter, one-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized
	Quarter	1 Year	Since Inception (5/28/10)

Small-Cap Momentum Fund	0.00%	19.46%	16.20%
Russell 2000 Index	2.05%	23.64%	17.07%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Small-Cap Momentum Fund ranked 691st of 750 small-cap core funds for the twelve months ending June 30, 2014 and 367th of 625 such funds since inception in May, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	40

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Momentum Fund vs. Russell 2000 Index

from Inception 5/28/10 to 6/30/14

Detailed Explanation of Quarterly Performance

Due to the risk-adjustment overlay feature of the Fund, we held a higher proportion of less volatile stocks than we would with a pure price momentum strategy. This hurt performance for the quarter, as did overall weak performance by momentum relative to the broader Russell 2000 benchmark. Less exposure to leveraged stocks also contributed to the Fund’s underperformance.

Detailed Explanation of Fiscal Year Performance

While price momentum was a favorable contributor to returns for the fiscal year, our risk adjustment feature contributed negatively — an expected result in strong up markets, at least to some degree. More exposure to smaller companies within the small-cap universe coupled with less exposure to leveraged stocks also hurt relative performance.

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Pacira Pharmaceuticals, Inc.	Pharmaceuticals	0.9%
2	Synaptics, Inc.	Computers & Peripherals	0.8%
3	Buffalo Wild Wings, Inc.	Hotels, Restaurants & Leisure	0.8%
4	Carrizo Oil & Gas, Inc.	Oil, Gas & Consumable Fuels	0.8%
5	Lexmark International, Inc., Class A	Computers & Peripherals	0.8%
6	DexCom, Inc.	Health Care Equipment & Supplies	0.8%
7	Exterran Holdings, Inc.	Energy Equipment & Services	0.8%
8	Landstar System, Inc.	Road & Rail	0.8%
9	Portfolio Recovery Associates, Inc.	Commercial Services & Supplies	0.8%
10	U.S. Silica Holdings, Inc.	Metals & Mining	0.8%
	Total		8.1%

41	Annual Report | June 30, 2014

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	10.5%	13.3%	-2.8%
Consumer Staples	2.6%	3.2%	-0.6%
Energy	10.3%	6.4%	3.9%
Financials	15.8%	23.0%	-7.2%
Health Care	12.8%	13.3%	-0.5%
Industrials	20.8%	13.9%	6.9%
Information Technology	17.7%	17.9%	-0.2%
Materials	7.0%	5.1%	1.9%
Telecommunication Services	1.3%	0.8%	0.5%
Utilities	1.3%	3.4%	-2.1%
Cash & Other Assets	-0.1%	0.0%	-0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	42

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 100.09%
Aerospace & Defense - 1.16%
Aerovironment, Inc.*	350	$11,130
Astronics Corp.*	275	15,524
Engility Holdings, Inc.*	250	9,565
Orbital Sciences Corp.*	850	25,118
SIFCO Industries, Inc.	100	3,120
Sparton Corp.*	150	4,161

		68,618

Air Freight & Logistics - 1.07%
Forward Air Corp.	500	23,925
Hub Group, Inc., Class A*	550	27,720
Park-Ohio Holdings Corp.	200	11,622

		63,267

Airlines - 0.20%
Hawaiian Holdings, Inc.*	850	11,654

Auto Components - 1.52%
Cooper-Standard Holding, Inc.*+	250	16,540
Drew Industries, Inc.	350	17,504
Gentherm, Inc.*	550	24,448
Modine Manufacturing Co.*	700	11,018
Motorcar Parts of America, Inc.*	250	6,088
Strattec Security Corp.	50	3,224
Tower International, Inc.*	300	11,052

		89,874

Beverages - 0.19%
Coca-Cola Bottling Co. Consolidated	150	11,050

Biotechnology - 2.53%
Actinium Pharmaceuticals, Inc.*+	400	2,888
Anacor Pharmaceuticals, Inc.*+	650	11,524
Arrowhead Research Corp.*	800	11,448
BioCryst Pharmaceuticals, Inc.*	1,100	14,025
BioSpecifics Technologies Corp.*	100	2,696
CTI BioPharma Corp.*+	2,300	6,463
Emergent Biosolutions, Inc.*	550	12,353
Enanta Pharmaceuticals, Inc.*+	300	12,921
Insmed, Inc.*	600	11,988
Insys Therapeutics, Inc.*	500	15,615
IsoRay, Inc.*	850	2,652
Keryx Biopharmaceuticals, Inc.*+	1,200	18,456

Industry Company	Shares	Value

Biotechnology (continued)
Neuralstem, Inc.*+	1,350	$ 5,697
Pluristem Therapeutics, Inc.*+	1,000	3,130
Raptor Pharmaceutical Corp.*+	950	10,972
ZIOPHARM Oncology, Inc.*+	1,550	6,246

		149,074

Building Products - 1.08%
AAON, Inc.	550	18,436
Apogee Enterprises, Inc.	450	15,687
Nortek, Inc.*+	250	22,440
Patrick Industries, Inc.*	150	6,988

		63,551

Capital Markets - 2.74%
BGC Partners, Inc., Class A	4,800	35,712
Calamos Asset Management, Inc., Class A	300	4,017
CIFC Corp.	300	2,703
Cowen Group, Inc., Class A*	1,850	7,807
Diamond Hill Investment Group, Inc.	50	6,386
GAMCO Investors, Inc., Class A	400	33,220
HFF, Inc., Class A	600	22,314
ICG Group, Inc.*	600	12,528
Monroe Capital Corp.	150	1,990
Piper Jaffray Cos.*	250	12,942
RCS Capital Corp., Class A	750	15,922
Safeguard Scientifics, Inc.*	300	6,237

		161,778

Chemicals - 2.94%
Calgon Carbon Corp.*	800	17,864
Flotek Industries, Inc.*	800	25,728
FutureFuel Corp.	650	10,784
Kraton Performance Polymers, Inc.*	500	11,195
Minerals Technologies, Inc.	550	36,069
OMNOVA Solutions, Inc.*	750	6,818
Schulman (A.), Inc.	450	17,415
Senomyx, Inc.*	650	5,622
Sensient Technologies Corp.	750	41,790

		173,285

Commercial Banks - 6.28%
Ameris Bancorp*	400	8,624

43	Annual Report | June 30, 2014

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Bancorp, Inc. (The)*	600	$ 7,146
Bank of Kentucky Financial Corp. (The)	100	3,479
Bank of the Ozarks, Inc.	1,230	41,144
BNC Bancorp	450	7,682
Bridge Capital Holdings*	250	6,052
BSB Bancorp, Inc.*	150	2,574
Capital Bank Financial Corp., Class A*	750	17,708
Centerstate Banks, Inc.	700	7,840
Codorus Valley Bancorp, Inc.	100	2,113
Customers Bancorp, Inc.*	384	7,684
Eagle Bancorp, Inc.*	400	13,500
Farmers National Banc Corp.+	300	2,337
First Bancorp	300	5,505
First Business Financial Services, Inc.	50	2,352
First Citizens BancShares, Inc., Class A	150	36,750
Hanmi Financial Corp.	490	10,329
Heritage Oaks Bancorp*	400	3,052
Independent Bank Corp.	350	4,504
Independent Bank Group, Inc.	250	13,918
MutualFirst Financial, Inc.	100	1,908
Old Line Bancshares, Inc.	100	1,576
OmniAmerican Bancorp, Inc.	200	5,000
Orrstown Financial Services, Inc.*	100	1,654
Pacific Premier Bancorp, Inc.*	250	3,522
Peoples Financial Services Corp.+	100	5,139
Pinnacle Financial Partners, Inc.	550	21,714
Preferred Bank*	200	4,728
Premier Financial Bancorp, Inc.	150	2,412
PrivateBancorp, Inc.	1,200	34,872
QCR Holdings, Inc.	100	1,725
Republic First Bancorp, Inc.*	600	3,024
Southside Bancshares, Inc.+	302	8,746
Southwest Bancorp, Inc.	300	5,118
Stonegate Bank+	150	3,780
Texas Capital Bancshares, Inc.*	650	35,068
Tristate Capital Holdings, Inc.*	450	6,358
United Community Banks, Inc.	950	15,552

Industry Company	Shares	Value

Commercial Banks (continued)
Yadkin Financial Corp.*	200	$ 3,768

		369,957

Commercial Services & Supplies - 2.58%
Cenveo, Inc.*	1,050	3,896
EnerNOC, Inc.*	450	8,528
Healthcare Services Group, Inc.	1,100	32,384
Kimball International, Inc., Class B	600	10,032
Portfolio Recovery Associates, Inc.*	750	44,648
Schawk, Inc.	400	8,144
Tetra Tech, Inc.	1,000	27,500
US Ecology, Inc.	350	17,132

		152,264

Communications Equipment - 1.09%
Aware, Inc.*	350	2,296
Finisar Corp.*	1,500	29,625
Oclaro, Inc.*	1,650	3,630
Polycom, Inc.*	2,100	26,313
Westell Technologies, Inc., Class A*	900	2,205

		64,069

Computers & Peripherals - 3.14%
Diebold, Inc.	965	38,764
Electronics for Imaging, Inc.*	725	32,770
Lexmark International, Inc., Class A	950	45,752
Super Micro Computer, Inc.*	700	17,689
Synaptics, Inc.*	550	49,852

		184,827

Construction & Engineering - 2.10%
Argan, Inc.	200	7,458
Dycom Industries, Inc.*	525	16,438
Furmanite Corp.*	600	6,984
MasTec, Inc.*	1,200	36,984
MYR Group, Inc.*	350	8,866
Primoris Services Corp.	800	23,072
Tutor Perini Corp.*	750	23,805

		123,607

Construction Materials - 0.34%
Headwaters, Inc.*	1,100	15,279
U.S. Concrete, Inc.*	200	4,950

		20,229

Consumer Finance - 0.73%
Credit Acceptance Corp.*	350	43,085

www.bridgeway.com	44

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Diversified Consumer Services - 1.92%
Capella Education Co.	200	$ 10,878
Collectors Universe, Inc.	150	2,938
DeVry Education Group, Inc.	950	40,223
Grand Canyon Education, Inc.*	700	32,179
JTH Holding, Inc., Class A*	200	6,662
LifeLock, Inc.*	1,450	20,242

		113,122

Diversified Financial Services - 0.43%
Interactive Brokers Group, Inc., Class A	850	19,796
Tiptree Financial, Inc., Class A+	650	5,655

		25,451

Diversified Telecommunication Services - 0.97%
Cogent Communications Holdings, Inc.	700	24,185
Consolidated Communications Holdings, Inc.+	600	13,344
FairPoint Communications, Inc.*+	400	5,588
inContact, Inc.*	950	8,730
ORBCOMM, Inc.*	850	5,602

		57,449

Electrical Equipment - 1.00%
Broadwind Energy, Inc.*	250	2,192
FuelCell Energy, Inc.*+	3,700	8,880
GrafTech International, Ltd.*	2,100	21,966
Plug Power, Inc.*+	2,550	11,934
Power Solutions International, Inc.*	150	10,796
PowerSecure International, Inc.*	350	3,409

		59,177

Electronic Equipment, Instruments & Components - 2.01%
CUI Global, Inc.*	300	2,520
Fabrinet*	550	11,330
GSI Group, Inc.*	500	6,365
Maxwell Technologies, Inc.*	450	6,808
Mercury Systems, Inc.*	500	5,670
Mesa Laboratories, Inc.	50	4,198
Methode Electronics, Inc.	600	22,926
NAPCO Security Technologies, Inc.*	300	1,629
Newport Corp.*	600	11,100
Park Electrochemical Corp.	300	8,463
Tech Data Corp.*	600	37,512

		118,521

Industry Company	Shares	Value

Energy Equipment & Services - 3.20%
Basic Energy Services, Inc.*	650	$ 18,993
C&J Energy Services, Inc.*	850	28,713
Era Group, Inc.*	300	8,604
Exterran Holdings, Inc.	1,000	44,990
Key Energy Services, Inc.*	2,350	21,479
Matrix Service Co.*	400	13,116
Natural Gas Services Group, Inc.*	200	6,612
Pioneer Energy Services Corp.*	950	16,663
Profire Energy, Inc.*+	750	3,382
RigNet, Inc.*	250	13,455
Tesco Corp.	600	12,804

		188,811

Food & Staples Retailing - 0.80%
Andersons, Inc. (The)	450	23,211
Susser Holdings Corp.*+	300	24,216

		47,427

Food Products - 0.48%
Calavo Growers, Inc.	250	8,458
Diamond Foods, Inc.*+	500	14,100
Inventure Foods, Inc.*	300	3,381
Liberator Medical Holdings, Inc.	650	2,438

		28,377

Gas Utilities - 0.63%
New Jersey Resources Corp.	650	37,154

Health Care Equipment & Supplies - 3.71%
Accuray, Inc.*+	1,200	10,560
Anika Therapeutics, Inc.*	200	9,266
Biolase, Inc.*+	4	9
Cantel Medical Corp.	650	23,803
DexCom, Inc.*	1,150	45,609
Globus Medical, Inc., Class A*	1,450	34,684
Hansen Medical, Inc.*	1,700	2,227
Insulet Corp.*	840	33,323
LeMaitre Vascular, Inc.	250	2,068
Masimo Corp.*	850	20,060
Natus Medical, Inc.*	500	12,570
Orthofix International N.V.*	300	10,875
Vascular Solutions, Inc.*	250	5,548
Zeltiq Aesthetics, Inc.*	530	8,051

		218,653

Health Care Providers & Services - 2.88%
Acadia Healthcare Co., Inc.*	760	34,580

45	Annual Report | June 30, 2014

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Alliance HealthCare Services, Inc.*	150	$ 4,050
Chemed Corp.	270	25,304
CorVel Corp.*	300	13,554
Ensign Group, Inc. (The)	350	10,878
ExamWorks Group, Inc.*	600	19,038
Kindred Healthcare, Inc.	850	19,635
National Healthcare Corp.	200	11,258
Select Medical Holdings Corp.	2,000	31,200

		169,497

Health Care Technology - 0.54%
Computer Programs & Systems, Inc.	170	10,812
Omnicell, Inc.*	550	15,790
Vocera Communications, Inc.*	400	5,280

		31,882

Hotels, Restaurants & Leisure - 2.89%
Buffalo Wild Wings, Inc.*	295	48,884
Century Casinos, Inc.*	350	2,026
Del Frisco’s Restaurant Group, Inc.*	350	9,646
Jack in the Box, Inc.	600	35,904
Kona Grill, Inc.*	150	2,912
Lakes Entertainment, Inc.*	400	1,884
Marcus Corp. (The)	400	7,300
Papa John’s International, Inc.	650	27,554
Popeyes Louisiana Kitchen, Inc.*	350	15,298
Sonic Corp.*	850	18,768

		170,176

Household Durables - 0.88%
Cavco Industries, Inc.*	125	10,662
Dixie Group, Inc. (The)*	200	2,118
Helen of Troy, Ltd.*	450	27,283
Libbey, Inc.*	325	8,658
Skullcandy, Inc.*	450	3,262

		51,983

Household Products - 1.01%
Harbinger Group, Inc.*	3,200	40,640
WD-40 Co.	250	18,805

		59,445

Insurance - 0.45%
Federated National Holding Co.	150	3,825

Industry Company	Shares	Value

Insurance (continued)
Greenlight Capital Re, Ltd. Class A*	550	$ 18,117
United Insurance Holdings Corp.	250	4,315

		26,257

Internet & Catalog Retail - 0.08%
Gaiam, Inc., Class A*	350	2,688
US Auto Parts Network, Inc.*	500	1,805

		4,493

Internet Software & Services - 1.83%
Autobytel, Inc.*	150	1,966
Cornerstone OnDemand, Inc.*	800	36,816
Envestnet, Inc.*	500	24,460
GTT Communications, Inc.*	350	3,574
LogMeIn, Inc.*	350	16,317
Tucows, Inc., Class A*	150	1,836
Web.com Group, Inc.*	790	22,807

		107,776

IT Services - 0.70%
EPAM Systems, Inc.*	700	30,625
Information Services Group, Inc.*	600	2,886
Lionbridge Technologies, Inc.*	1,000	5,940
PFSweb, Inc.*	250	2,075

		41,526

Leisure Equipment & Products - 0.28%
Escalade, Inc.	200	3,228
Smith & Wesson Holding Corp.*	900	13,086

		16,314

Life Sciences Tools & Services - 1.00%
Accelerate Diagnostics, Inc.*	650	16,900
Charles River Laboratories International, Inc.*	725	38,802
Enzo Biochem, Inc.*	650	3,412

		59,114

Machinery - 4.93%
Adept Technology, Inc.*	150	1,574
American Railcar Industries, Inc.	300	20,331
ARC Group Worldwide, Inc.*	250	3,800
Astec Industries, Inc.	350	15,358

www.bridgeway.com	46

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Machinery (continued)
CIRCOR International, Inc.	275	$ 21,211
Commercial Vehicle Group, Inc.*	450	4,518
Dynamic Materials Corp.	200	4,426
EnPro Industries, Inc.*	355	25,972
Federal Signal Corp.	950	13,918
Greenbrier Cos., Inc. (The)*	400	23,040
Hyster-Yale Materials Handling, Inc.	250	22,135
John Bean Technologies Corp.	450	13,946
Lindsay Corp.+	200	16,894
Lydall, Inc.*	250	6,842
Miller Industries, Inc.	150	3,087
NN, Inc.	250	6,395
Rexnord Corp.*	1,550	43,632
Tennant Co.	300	22,896
Twin Disc, Inc.	150	4,958
Wabash National Corp.*	1,100	15,675

		290,608

Marine - 0.09%
Baltic Trading, Ltd.	900	5,382

Media - 1.41%
Carmike Cinemas, Inc.*	350	12,296
Cumulus Media, Inc., Class A*	3,240	21,352
Emmis Communications Corp., Class A*	650	1,944
McClatchy Co. (The), Class A*	1,350	7,492
MDC Partners, Inc., Class A	750	16,118
Radio One, Inc., Class D*	750	3,698
Reading International, Inc., Class A*	400	3,412
Rentrak Corp.*+	200	10,490
Salem Communications Corp., Class A	400	3,784
Value Line, Inc.	150	2,522

		83,108

Metals & Mining - 3.06%
Century Aluminum Co.*	1,350	21,168
Globe Specialty Metals, Inc.	1,150	23,897
Kaiser Aluminum Corp.	250	18,218
McEwen Mining, Inc.*	5,050	14,544
Stillwater Mining Co.*	1,850	32,468

Industry Company	Shares	Value

Metals & Mining (continued)
SunCoke Energy, Inc.*	1,050	$ 22,575
U.S. Silica Holdings, Inc.	800	44,352
Universal Stainless & Alloy Products, Inc.*	100	3,248

		180,470

Multi-Utilities - 0.53%
NorthWestern Corp.	600	31,314

Oil, Gas & Consumable Fuels - 7.78%
Abraxas Petroleum Corp.*	1,450	9,077
Callon Petroleum Co.*	650	7,572
Carrizo Oil & Gas, Inc.*	700	48,482
Clayton Williams Energy, Inc.*	175	24,040
Cloud Peak Energy, Inc.*	950	17,499
Comstock Resources, Inc.	750	21,630
GasLog, Ltd.	1,250	39,862
Gastar Exploration, Inc.*	950	8,274
Gran Tierra Energy, Inc.*	4,185	33,982
Green Plains, Inc.	550	18,078
Jones Energy, Inc., Class A*	750	15,375
Magnum Hunter Resources Corp.*	3,050	25,010
Matador Resources Co.*	1,100	32,208
Panhandle Oil & Gas, Inc., Class A	120	6,724
Penn Virginia Corp.*	1,050	17,798
Quicksilver Resources, Inc.*+	2,700	7,209
REX American Resources Corp.*	100	7,331
Ring Energy, Inc.*+	350	6,108
Sanchez Energy Corp.*+	775	29,132
Stone Energy Corp.*	850	39,772
Synergy Resources Corp.*	1,200	15,900
U.S. Energy Corp. - Wyoming*	450	1,948
VAALCO Energy, Inc.*	850	6,146
Vertex Energy, Inc.*	350	3,398
Warren Resources, Inc.*	1,150	7,130
Westmoreland Coal Co.*	250	9,070

		458,755

Paper & Forest Products - 0.69%
Clearwater Paper Corp.*	315	19,442
Neenah Paper, Inc.	250	13,288

47	Annual Report | June 30, 2014

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Paper & Forest Products (continued)
Wausau Paper Corp.	750	$ 8,115

		40,845

Personal Products - 0.09%
IGI Laboratories, Inc.*	700	3,717
United-Guardian, Inc.	50	1,430

		5,147

Pharmaceuticals - 2.31%
ANI Pharmaceuticals, Inc.*	150	5,166
BioDelivery Sciences International, Inc.*	750	9,052
Cempra, Inc.*	500	5,365
DepoMed, Inc.*	900	12,510
Horizon Pharma, Inc.*+	1,150	18,193
Lannett Co., Inc.*	550	27,291
Pacira Pharmaceuticals, Inc.*	550	50,523
Pain Therapeutics, Inc.*	700	4,025
Pozen, Inc.*	500	4,165

		136,290

Professional Services - 2.35%
Heartland Express, Inc.	1,350	28,809
Hill International, Inc.*	600	3,738
Hudson Global, Inc.*	500	1,965
Huron Consulting Group, Inc.*	350	24,787
Korn/Ferry International*	750	22,028
Mistras Group, Inc.*	450	11,034
Navigant Consulting, Inc.*	750	13,088
VSE Corp.	100	7,032
WageWorks, Inc.*	540	26,033

		138,514

Real Estate Investment Trusts (REITs) - 1.92%
American Residential Properties, Inc.*	500	9,375
Ashford Hospitality Trust, Inc.	1,350	15,579
FelCor Lodging Trust, Inc.	1,900	19,969
First Potomac Realty Trust	900	11,808
PS Business Parks, Inc.	400	33,396
STAG Industrial, Inc.	950	22,810

		112,937

Real Estate Management & Development - 0.67%
Kennedy-Wilson Holdings, Inc.	1,400	37,548

Industry Company	Shares	Value

Real Estate Management & Development (continued)
Maui Land & Pineapple Co., Inc.*	300	$ 2,058

		39,606

Road & Rail - 2.28%
ArcBest Corp.	400	17,404
Celadon Group, Inc.	350	7,462
Covenant Transportation Group, Inc., Class A*	250	3,220
Knight Transportation, Inc.	1,250	29,712
Landstar System, Inc.	700	44,800
Marten Transport, Ltd.	500	11,175
P.A.M. Transportation Services, Inc.*	100	2,796
Saia, Inc.*	400	17,572

		134,141

Semiconductors & Semiconductor Equipment - 5.05%
Amkor Technology, Inc.*	3,600	40,248
Cascade Microtech, Inc.*	250	3,415
Cavium, Inc.*	800	39,728
GT Advanced Technologies, Inc.*+	2,100	39,060
Integrated Silicon Solution, Inc.*	450	6,646
Intersil Corp., Class A	1,950	29,152
Lattice Semiconductor Corp.*	1,850	15,262
Monolithic Power Systems, Inc.	600	25,410
Pixelworks, Inc.*	350	2,650
RF Micro Devices, Inc.*	4,400	42,196
Silicon Laboratories, Inc.*	650	32,012
Spansion, Inc., Class A*	900	18,963
Vitesse Semiconductor Corp.*	850	2,932

		297,674

Software - 3.98%
ACI Worldwide, Inc.*	600	33,498
Interactive Intelligence Group, Inc.*	300	16,839
Manhattan Associates, Inc.*	1,150	39,594
Monotype Imaging Holdings, Inc.	600	16,902
NetScout Systems, Inc.*	650	28,821
QAD, Inc., Class A	250	5,330
QAD, Inc., Class B	300	5,445
Qualys, Inc.*	500	12,835

www.bridgeway.com	48

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Software (continued)
Take-Two Interactive Software, Inc.*	1,500	$ 33,360
Verint Systems, Inc.*	850	41,692

		234,316

Specialty Retail - 0.76%
Build-A-Bear Workshop, Inc.*	250	3,340
MarineMax, Inc.*	400	6,696
Monro Muffler Brake, Inc.	500	26,595
Systemax, Inc.*	550	7,904

		44,535

Textiles, Apparel & Luxury Goods - 1.45%
Deckers Outdoor Corp.*	500	43,165
Sequential Brands Group, Inc.*+	400	5,524
Skechers U.S.A., Inc., Class A*	800	36,560

		85,249

Thrifts & Mortgage Finance - 1.82%
Beneficial Mutual Bancorp, Inc.*	1,150	15,594
Cape Bancorp, Inc.	200	2,146
EverBank Financial Corp.	1,900	38,304
Kearny Financial Corp.*	1,050	15,897
Meridian Interstate Bancorp, Inc.*	350	8,988
Meta Financial Group, Inc.	100	4,000
Simplicity Bancorp, Inc.	100	1,745
Tree.com, Inc.*	150	4,371
ViewPoint Financial Group, Inc.	600	16,146

		107,191

Trading Companies & Distributors - 0.82%
General Finance Corp.*	400	3,800
H&E Equipment Services, Inc.*	550	19,987
Rush Enterprises, Inc., Class A*	600	20,802
Willis Lease Finance Corp.*	150	3,678

		48,267

Transportation Infrastructure - 0.51%
Wesco Aircraft Holdings, Inc.*	1,500	29,940

Water Utilities - 0.12%
Cadiz, Inc.*+	250	2,082

Industry Company		Shares	Value

Water Utilities (continued)
Connecticut Water Service, Inc.		150	$ 5,080

			7,162

Wireless Telecommunication Services - 0.09%
USA Mobility, Inc.		350	5,390

TOTAL COMMON STOCKS - 100.09%			$5,899,635

(Cost $5,474,714)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.20%
BNY Mellon Overnight Government Fund**	0.01%	365,087	365,087

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.20%			365,087

(Cost $365,087)

TOTAL INVESTMENTS - 106.29%			$6,264,722
(Cost $5,839,801)
Liabilities in Excess of Other Assets - (6.29%)			(370,466)

NET ASSETS - 100.00%			$5,894,256

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
^	Rate disclosed as of June 30, 2014.
+	This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $353,733 at June 30, 2014.

49	Annual Report | June 30, 2014

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$5,899,635	$—	$—	$5,899,635
Investments Purchased with Cash Proceeds From Securities Lending	—	365,087	—	365,087

TOTAL	$5,899,635	$365,087	$—	$6,264,722

See Notes to Financial Statements.

www.bridgeway.com	50

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 3.66%, outperforming our primary market benchmark, the Russell 2000 Growth Index (+1.72%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+0.52%). We are pleased with the results.

For the fiscal year ended June 30, 2014, our Fund appreciated 24.11%, slightly underperforming our primary market benchmark, the Russell 2000 Growth Index (+24.73%), and beating our peer benchmark, the Lipper Small-Cap Growth Funds Index (+21.73%).

The table below presents our June quarter, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	3.66%	24.11%	17.40%	5.70%	6.13%
Russell 2000 Growth Index	1.72%	24.73%	20.50%	9.04%	9.39%
Lipper Small-Cap Growth Funds Index	0.52%	21.73%	19.23%	7.91%	8.02%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Small-Cap Growth Fund ranked 188th of 527 small-cap growth funds for the twelve months ending June 30, 2014, 368th of 411 over the last five years, 265th of 278 over the last ten years, and 244th of 261 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

51	Annual Report | June 30, 2014

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 06/30/14

Detailed Explanation of Quarterly Performance

In a quarter where value outperformed growth, stocks selected by diversifying models contributed to the Fund’s outperformance, with an average return of 11.3% versus 1.72% for the Fund’s primary benchmark, the Russell 2000 Growth. Specifically, our price momentum and value metrics category of models contributed to performance in the small growth space.

Holdings in the Consumer Discretionary, Consumer Staples, and Health Care sectors contributed to positive relative performance; these sectors boasted five of the top ten contributing stocks.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund underperformed its primary benchmark, the Russell 2000 Growth Index. Positioning towards smaller market cap stocks hurt, as did our diversifying models in the company financial health and value metrics categories.

Holdings in the Energy, Materials, and Industrials sectors contributed to the Fund’s underperformance, with one stock from the Energy sector particularly hurting performance. In mid-March, Global Geophysical Services announced financial restatements and delayed its 10-K filing. The stock dropped 60% during the following trading session and declared bankruptcy a week later. This cost the Fund nearly one percent of relative returns.

www.bridgeway.com	52

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	SunPower Corp.	Semiconductors & Semiconductor Equipment	1.9%
2	Lithia Motors, Inc., Class A	Specialty Retail	1.7%
3	Targa Resources Corp.	Oil, Gas & Consumable Fuels	1.7%
4	Take-Two Interactive Software, Inc.	Software	1.7%
5	Yelp, Inc.	Internet Software & Services	1.7%
6	Methode Electronics, Inc.	Electronic Equipment, Instruments & Components	1.6%
7	Move, Inc.	Internet Software & Services	1.6%
8	Centene Corp.	Health Care Providers & Services	1.6%
9	FXCM, Inc., Class A	Capital Markets	1.6%
10	Questcor Pharmaceuticals, Inc.	Pharmaceuticals	1.6%
	Total		16.7%

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	18.0%	15.4%	2.6%
Consumer Staples	5.3%	3.7%	1.6%
Energy	2.6%	5.2%	-2.6%
Financials	8.6%	7.5%	1.1%
Health Care	19.0%	21.7%	-2.7%
Industrials	14.4%	14.5%	-0.1%
Information Technology	22.2%	25.7%	-3.5%
Materials	5.9%	5.6%	0.3%
Telecommunication Services	3.4%	0.7%	2.7%
Utilities	0.0%	0.2%	-0.2%
Cash & Other Assets	0.6%	0.0%	0.6%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

53	Annual Report | June 30, 2014

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	54

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 98.36%
Aerospace & Defense - 1.17%
HEICO Corp.	7,500	$ 389,550

Airlines - 1.99%
Republic Airways Holdings, Inc.*	17,700	191,868
Spirit Airlines, Inc.*	7,500	474,300

		666,168

Auto Components - 2.04%
Tenneco, Inc.*	7,300	479,610
Tower International, Inc.*	5,500	202,620

		682,230

Automobiles - 1.33%
Winnebago Industries, Inc.*	17,700	445,686

Beverages - 0.37%
Coca-Cola Bottling Co. Consolidated	1,700	125,239

Biotechnology - 1.48%
PDL BioPharma, Inc.+	51,100	494,648

Capital Markets - 3.99%
FXCM, Inc., Class A	35,300	528,088
GAMCO Investors, Inc., Class A	5,900	489,995
Greenhill & Co., Inc.+	6,400	315,200

		1,333,283

Chemicals - 2.83%
Ferro Corp.*	37,500	471,000
Tredegar Corp.	20,300	475,223

		946,223

Commercial Services & Supplies - 1.37%
Casella Waste Systems, Inc., Class A*	91,100	456,411

Communications Equipment - 5.26%
ARRIS Group, Inc.*	14,700	478,191
Finisar Corp.*	18,400	363,400
ShoreTel, Inc.*	62,400	406,848
Ubiquiti Networks, Inc.*+	11,300	510,647

		1,759,086

Construction & Engineering - 0.67%
Primoris Services Corp.	7,800	224,952

Construction Materials - 1.50%
Headwaters, Inc.*	36,000	500,040

Industry Company	Shares	Value

Containers & Packaging - 1.56%
Graphic Packaging Holding Co.*	44,500	$520,650

Diversified Consumer Services - 2.92%
Grand Canyon Education, Inc.*	10,100	464,297
K12, Inc.*	21,200	510,284

		974,581

Diversified Financial Services - 1.26%
MarketAxess Holdings, Inc.	7,800	421,668

Diversified Telecommunication Services - 2.71%
FairPoint Communications, Inc.*+	29,700	414,909
General Communication, Inc., Class A*	44,400	491,952

		906,861

Electronic Equipment, Instruments & Components - 2.62%
Benchmark Electronics, Inc.*	7,900	201,292
Methode Electronics, Inc.	14,200	542,582
Rogers Corp.*	2,000	132,700

		876,574

Food Products - 1.83%
Pilgrim’s Pride Corp.*	19,200	525,312
Sanderson Farms, Inc.	900	87,480

		612,792

Health Care Equipment & Supplies - 2.74%
Masimo Corp.*	20,200	476,720
West Pharmaceutical Services, Inc.	10,400	438,672

		915,392

Health Care Providers & Services - 11.72%
Addus HomeCare Corp.*	17,500	393,400
Alliance HealthCare Services, Inc.*	13,700	369,900
AMN Healthcare Services, Inc.*	23,900	293,970
Amsurg Corp.*	8,500	387,345
Centene Corp.*	7,000	529,270
Chemed Corp.+	5,400	506,088
HealthSouth Corp.	13,900	498,593
Providence Service Corp. (The)*	12,900	472,011

55	Annual Report | June 30, 2014

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Skilled Healthcare Group, Inc., Class A*	74,000	$ 465,460

		3,916,037

Hotels, Restaurants & Leisure - 2.76%
Cracker Barrel Old Country Store, Inc.	4,000	398,280
Fiesta Restaurant Group, Inc.*	11,300	524,433

		922,713

Household Durables - 0.85%
Ryland Group, Inc. (The)	7,200	283,968

Household Products - 1.57%
Spectrum Brands Holdings, Inc.	6,100	524,783

Internet & Catalog Retail - 2.30%
Overstock.com, Inc.*+	16,200	255,474
Shutterfly, Inc.*	11,900	512,414

		767,888

Internet Software & Services - 5.19%
Constant Contact, Inc.*	16,400	526,604
Envestnet, Inc.*	2,300	112,516
Move, Inc.*	36,300	536,877
Yelp, Inc.*	7,300	559,764

		1,735,761

IT Services - 2.95%
MAXIMUS, Inc.	11,700	503,334
Syntel, Inc.*	5,600	481,376

		984,710

Leisure Equipment & Products - 0.95%
Smith & Wesson Holding Corp.*+	21,900	318,426

Life Sciences Tools & Services - 1.44%
PAREXEL International Corp.*	9,100	480,844

Machinery - 4.60%
Middleby Corp. (The)*	5,400	446,688
Mueller Water Products, Inc., Class A	27,400	236,736
Rexnord Corp.*	17,300	486,995
Xerium Technologies, Inc.*	26,200	365,752

		1,536,171

Industry Company	Shares	Value

Media - 1.83%
Loral Space & Communications, Inc.*	1,300	$ 94,497
Sinclair Broadcast Group, Inc., Class A+	14,900	517,775

		612,272

Oil, Gas & Consumable Fuels - 2.62%
Midstates Petroleum Co., Inc.*+	41,800	302,214
Targa Resources Corp.	4,100	572,237

		874,451

Personal Products - 1.52%
USANA Health Sciences, Inc.*+	6,500	507,910

Pharmaceuticals - 1.58%
Questcor Pharmaceuticals, Inc.+	5,700	527,193

Professional Services - 1.69%
Insperity, Inc.	2,400	79,200
TrueBlue, Inc.*	17,600	485,232

		564,432

Real Estate Investment Trusts (REITs) - 0.42%
Saul Centers, Inc.	2,900	140,940

Real Estate Management & Development - 1.50%
Kennedy-Wilson Holdings, Inc.	18,700	501,534

Road & Rail - 2.94%
Saia, Inc.*	10,950	481,034
Swift Transportation Co.*	19,900	502,077

		983,111

Semiconductors & Semiconductor Equipment - 2.52%
SunPower Corp.*+	15,400	631,092
Ultra Clean Holdings, Inc.*	23,200	209,960

		841,052

Software - 3.63%
Interactive Intelligence Group, Inc.*	1,300	72,969
Manhattan Associates, Inc.*	13,500	464,805
Pegasystems, Inc.	5,200	109,824
Take-Two Interactive Software, Inc.*	25,400	564,896

		1,212,494

www.bridgeway.com	56

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company		Shares	Value
Common Stocks (continued)
Specialty Retail - 3.05%
Genesco, Inc.*		2,300	$ 188,899
Lithia Motors, Inc., Class A		6,200	583,234
Pier 1 Imports, Inc.+		4,200	64,722
Sears Hometown & Outlet Stores, Inc.*		8,500	182,495

			1,019,350
Thrifts & Mortgage Finance - 0.44%
BofI Holding, Inc.*		2,000	146,940

Wireless Telecommunication Services - 0.65%
NTELOS Holdings Corp.+		17,300	215,558

TOTAL COMMON STOCKS - 98.36%			32,870,572

(Cost $27,609,630)

EXCHANGE TRADED FUND - 0.99%
Exchange Traded Fund - 0.99%
iShares Russell 2000 Growth ETF		2,400	332,208

TOTAL EXCHANGE TRADED FUND – 0.99%			332,208

(Cost $329,030)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.69%
BlackRock FedFund	0.01%	231,683	231,683

TOTAL MONEY MARKET FUND - 0.69%			231,683

(Cost $231,683)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.92%
BNY Mellon Overnight Government Fund**	0.01%	4,650,929	4,650,929

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.92%			4,650,929

(Cost $4,650,929)

TOTAL INVESTMENTS - 113.96%			$38,085,392
(Cost $32,821,272)
Liabilities in Excess of Other Assets - (13.96%)			(4,666,755)

NET ASSETS - 100.00%			$33,418,637

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
^	Rate disclosed as of June 30, 2014.
+	This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $4,554,897 at June 30, 2014.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$32,870,572	$—	$—	$32,870,572
Exchange Traded Fund	332,208	—	—	332,208
Money Market Fund	—	231,683	—	231,683
Investments Purchased with Cash Proceeds From Securities Lending	—	4,650,929	—	4,650,929

TOTAL	$33,202,780	$4,882,612	$—	$38,085,392

See Notes to Financial Statements.

57	Annual Report | June 30, 2014

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 1.23%, underperforming our primary market benchmark, the Russell 2000 Value Index (+2.38%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+2.82%). It was a poor quarter on a relative basis.

For the fiscal year ended June 30, 2014, our Fund appreciated 20.63%, underperforming our primary market benchmark, the Russell 2000 Value Index (+22.54%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+24.17%). We are leading our primary market benchmark in the longer five- and ten-year periods, but are still lagging our peer benchmark in the inception-to-date period.

The table below presents our June quarter, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Value Fund	1.23%	20.63%	20.07%	8.88%	8.76%
Russell 2000 Value Index	2.38%	22.54%	19.88%	8.24%	9.21%
Lipper Small-Cap Value Funds Index	2.82%	24.17%	20.02%	8.95%	9.93%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Small-Cap Value Fund ranked 239th of 280 small-cap value funds for the twelve months ending June 30, 2014, 108th of 189 over the last five years, 64th of 130 over the last ten years, and 90th of 107 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	58

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 6/30/14

Detailed Explanation of Quarterly Performance

The Fund’s smaller market cap weighted design, which gives us more exposure to smaller companies within the small-cap universe, hurt relative returns versus the Russell 2000 Value Index. Our diversifying models in the company financial health, value, and momentum categories yielded mixed results, with company financial health detracting the most from relative returns. Overall, underweighting in the Utilities sector and overweighting in the Consumer Staples sector hurt performance, along with holdings in the Financials and Health Care sectors.

Detailed Explanation of Fiscal Year Performance

The overall effect of the Fund’s investment in deeper value stocks across multiple value metrics was mixed, but generally had a negative effect on the Fund’s performance. Our diversifying models in the company financial health and momentum categories lagged for the fiscal year, with company financial health detracting over three percent from overall relative return. Looking at sector performance, the Consumer Discretionary, Materials, and Financials sectors contributed to the Fund’s underperformance, while the Energy sector was the largest contributor to the Fund’s absolute return.

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Pioneer Energy Services Corp.	Energy Equipment & Services	2.1%
2	Hawaiian Holdings, Inc.	Airlines	1.9%
3	Amkor Technology, Inc.	Semiconductors & Semiconductor Equipment	1.9%
4	Green Plains, Inc.	Oil, Gas & Consumable Fuels	1.9%
5	Kindred Healthcare, Inc.	Health Care Providers & Services	1.8%
6	Stone Energy Corp.	Oil, Gas & Consumable Fuels	1.8%
7	Select Medical Holdings Corp.	Health Care Providers & Services	1.8%
8	Brown Shoe Co., Inc.	Specialty Retail	1.7%
9	AMERCO	Road & Rail	1.7%
10	Sanmina Corp.	Electronic Equipment, Instruments & Components	1.6%
	Total		18.2%

59	Annual Report | June 30, 2014

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	5.2%	11.2%	-6.0%
Consumer Staples	5.0%	2.6%	2.4%
Energy	13.6%	7.6%	6.0%
Financials	36.9%	38.5%	-1.6%
Health Care	8.6%	4.9%	3.7%
Industrials	11.7%	13.3%	-1.6%
Information Technology	11.9%	10.1%	1.8%
Materials	2.0%	4.7%	-2.7%
Telecommunication Services	1.9%	0.8%	1.1%
Utilities	3.1%	6.5%	-3.4%
Cash & Other Assets	0.3%	0.0%	0.3%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	60

Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 99.83%
Aerospace & Defense - 2.89%
AAR Corp.	32,400	$ 892,944
Curtiss-Wright Corp.	12,900	845,724
Engility Holdings, Inc.*	19,300	738,418

		2,477,086

Airlines - 3.13%
Hawaiian Holdings, Inc.*	122,000	1,672,620
Republic Airways Holdings, Inc.*+	93,200	1,010,288

		2,682,908

Biotechnology - 1.07%
PDL BioPharma, Inc.+	94,400	913,792

Capital Markets - 0.88%
Calamos Asset Management, Inc., Class A	56,500	756,535

Commercial Banks - 14.95%
Cathay General Bancorp	37,600	961,056
Community Bank System, Inc.	30,500	1,104,100
First Interstate BancSystem, Inc.	32,700	888,786
International Bancshares Corp.	33,300	899,100
OFG Bancorp+	45,800	843,178
PacWest Bancorp	20,600	889,302
Pinnacle Financial Partners, Inc.	25,100	990,948
PrivateBancorp, Inc.	31,000	900,860
UMB Financial Corp.	12,500	792,375
United Bankshares, Inc.	28,700	927,871
United Community Banks, Inc.	51,200	838,144
Webster Financial Corp.	29,800	939,892
Westamerica Bancorp.+	16,100	841,708
Wintrust Financial Corp.	21,900	1,007,400

		12,824,720

Commercial Services & Supplies - 1.01%
ACCO Brands Corp.*	135,600	869,196

Communications Equipment - 0.81%
ShoreTel, Inc.*	106,600	695,032

Consumer Finance - 1.89%
Cash America International, Inc.	22,200	986,346
Nelnet, Inc., Class A	15,400	638,022

		1,624,368

Industry Company	Shares	Value

Diversified Financial Services - 1.05%
PHH Corp.*	39,300	$ 903,114

Diversified Telecommunication Services - 1.88%
Cincinnati Bell, Inc.*	241,100	947,523
FairPoint Communications, Inc.*+	47,300	660,781

		1,608,304

Electronic Equipment, Instruments & Components - 4.59%
Insight Enterprises, Inc.*	30,000	922,200
Sanmina Corp.*	58,700	1,337,186
ScanSource, Inc.*	22,100	841,568
TTM Technologies, Inc.*	101,500	832,300

		3,933,254

Energy Equipment & Services - 3.11%
Matrix Service Co.*	27,700	908,283
Pioneer Energy Services Corp.*	100,500	1,762,770

		2,671,053

Food & Staples Retailing - 1.97%
Andersons, Inc. (The)	18,300	943,914
SpartanNash Co.	35,500	745,855

		1,689,769

Food Products - 1.78%
Chiquita Brands International, Inc.*	70,800	768,180
Fresh Del Monte Produce, Inc.	24,800	760,120

		1,528,300

Gas Utilities - 1.05%
New Jersey Resources Corp.	15,700	897,412

Health Care Equipment & Supplies - 1.04%
Greatbatch, Inc.*	18,200	892,892

Health Care Providers & Services - 6.47%
Addus HomeCare Corp.*	35,400	795,792
Alliance HealthCare Services, Inc.*	30,100	812,700
Kindred Healthcare, Inc.	67,600	1,561,560
Magellan Health, Inc.*	13,700	852,688
Select Medical Holdings Corp.	97,900	1,527,240

		5,549,980

61	Annual Report | June 30, 2014

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure - 0.94%
Red Robin Gourmet Burgers, Inc.*	11,300	$ 804,560

Household Products - 1.21%
Harbinger Group, Inc.*	81,800	1,038,860

Insurance - 9.52%
CNO Financial Group, Inc.	54,400	968,320
FBL Financial Group, Inc., Class A	12,000	552,000
First American Financial Corp.	32,500	903,175
Horace Mann Educators Corp.	28,100	878,687
Maiden Holdings, Ltd.	67,500	816,075
OneBeacon Insurance Group, Ltd., Class A	60,220	935,819
Platinum Underwriters Holdings, Ltd.	17,200	1,115,420
RLI Corp.	20,600	943,068
Symetra Financial Corp.	46,500	1,057,410

		8,169,974

Internet Software & Services - 0.57%
EarthLink Holdings Corp.	132,000	491,040

IT Services - 1.24%
Unisys Corp.*	42,900	1,061,346

Machinery - 1.95%
Lydall, Inc.*	31,000	848,470
Titan International, Inc.+	49,200	827,544

		1,676,014

Media - 1.18%
Cumulus Media, Inc., Class A*	154,000	1,014,860

Metals & Mining - 1.04%
Kaiser Aluminum Corp.	12,200	889,014

Multi-Utilities - 2.05%
Avista Corp.	28,700	962,024
Black Hills Corp.	13,000	798,070

		1,760,094

Oil, Gas & Consumable Fuels - 10.51%
Alon USA Energy, Inc.	48,600	604,584
Cloud Peak Energy, Inc.*	45,100	830,742
Energy XXI Bermuda, Ltd.+	31,100	734,893
Green Plains, Inc.	49,900	1,640,213

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Quicksilver Resources, Inc.*+	315,300	$ 841,851
Renewable Energy Group, Inc.*	77,000	883,190
REX American Resources Corp.*	15,800	1,158,298
Stone Energy Corp.*	32,966	1,542,479
W&T Offshore, Inc.	47,700	780,849

		9,017,099

Paper & Forest Products - 0.97%
Clearwater Paper Corp.*	13,500	833,220

Real Estate Investment Trusts (REITs) - 1.50%
EPR Properties	15,700	877,159
Whitestone REIT+	27,200	405,552

		1,282,711

Road & Rail - 2.68%
AMERCO	5,000	1,453,800
Werner Enterprises, Inc.	32,000	848,320

		2,302,120

Semiconductors & Semiconductor Equipment - 2.75%
Amkor Technology, Inc.*	148,000	1,654,640
Ultra Clean Holdings, Inc.*	77,800	704,090

		2,358,730

Software - 1.93%
Mentor Graphics Corp.	35,000	754,950
Take-Two Interactive Software, Inc.*	40,300	896,272

		1,651,222

Specialty Retail - 3.12%
Brown Shoe Co., Inc.	51,500	1,473,415
hhgregg, Inc.*+	45,100	458,667
Outerwall, Inc.*+	12,600	747,810

		2,679,892

Thrifts & Mortgage Finance - 7.10%
Berkshire Hills Bancorp, Inc.	34,400	798,768
Capitol Federal Financial, Inc.	71,900	874,304
EverBank Financial Corp.	55,900	1,126,944
Flagstar Bancorp, Inc.*	48,900	885,090
Home Loan Servicing Solutions, Ltd.	42,400	963,752
Northwest Bancshares, Inc.	74,600	1,012,322

www.bridgeway.com	62

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
United Financial Bancorp, Inc.	31,500	$426,825

		6,088,005

TOTAL COMMON STOCKS - 99.83%		85,636,476

(Cost $73,821,138)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.26%
BlackRock FedFund	0.01%	220,124	220,124

TOTAL MONEY MARKET FUND - 0.26%			220,124

(Cost $220,124)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.93%
BNY Mellon Overnight Government Fund**	0.01%	5,087,724	5,087,724

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.93%			5,087,724

(Cost $5,087,724)

Total Investments - 106.02%			$90,944,324
(Cost $79,128,986)
Liabilities in Excess of Other Assets - (6.02%)			(5,162,776)

NET ASSETS - 100.00%			$85,781,548

* Non-income producing security.
** This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
^ Rate disclosed as of June 30, 2014.
+ This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $4,967,867 at June 30, 2014.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$85,636,476	$—	$—	$85,636,476
Money Market Fund	—	220,124	—	220,124
Investments Purchased with Cash Proceeds From Securities Lending	—	5,087,724	—	5,087,724

TOTAL	$85,636,476	$5,307,848	$—	$90,944,324

See Notes to Financial Statements

63	Annual Report | June 30, 2014

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 4.59%, underperforming our primary market benchmark, the Russell 1000 Growth Index (+5.13%), and outperforming our peer benchmark, the Lipper Large-Cap Growth Funds Index (+4.32%). This was a mixed quarter.

For the fiscal year ended June 30, 2014, our Fund appreciated 27.41%, beating our primary market benchmark, the Russell 1000 Growth Index (+26.92%), and underperforming our peer benchmark, the Lipper Large-Cap Growth Funds Index (+28.07%). We are pleased with performance versus our primary market benchmark.

The table below presents our June quarter, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Large-Cap Growth Fund	4.59%	27.41%	18.64%	7.35%	7.49%
Russell 1000 Growth Index	5.13%	26.92%	19.24%	8.20%	8.39%
Lipper Large-Cap Growth Funds Index	4.32%	28.07%	17.65%	7.29%	7.41%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Large-Cap Growth Fund ranked 232nd of 547 multi-cap growth funds for the twelve months ending June 30, 2014, 188th of 405 over the last five years, 182nd of 263 over the last ten years, and 188th of 256 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	64

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index

from Inception 10/31/03 to 06/30/14

Detailed Explanation of Quarterly Performance

The Fund’s non-market cap weighted design, which gives us more exposure to smaller companies within the large cap universe, hurt relative returns versus the Russell 1000 Growth Index in a quarter where larger-cap stocks outperformed smaller-cap stocks. Our diversifying exposure to the Russell 1000 Growth Index stocks with more value characteristics also detracted from the Fund’s relative returns. However, overexposure to higher momentum stocks, along with overexposure to volatile stocks, had a positive effect on the Fund’s performance.

While the Fund’s sector allocation was closely aligned with that of our primary benchmark, the overall effect of the Energy and Information Technology sectors hurt performance, accounting for over one percent of the Fund’s relative performance.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund outperformed its primary benchmark, the Russell 1000 Growth Index. In a year when small-growth stocks lagged large-growth stocks, the Fund’s non-market cap weighted design hurt performance due to more exposure to smaller companies within the large cap universe. However, more exposure to higher momentum and more volatile stocks helped, as well as more exposure to value stocks, thus boosting relative performance.

Strong stock selection across the board also contributed to the Fund’s positive relative performance versus the Russell 1000 Growth Index, with particularly strong holdings in Consumer Discretionary, Consumer Staples, and Industrials; each contributing over one percent to relative performance. Half of the top ten contributing stocks were from these sectors.

65	Annual Report | June 30, 2014

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	2.9%
2	Level 3 Communications, Inc.	Diversified Telecommunication Services	1.9%
3	Regeneron Pharmaceuticals, Inc.	Biotechnology	1.9%
4	Delta Air Lines, Inc.	Airlines	1.8%
5	United Continental Holdings, Inc.	Airlines	1.8%
6	Delphi Automotive PLC	Auto Components	1.8%
7	Illumina, Inc.	Life Sciences Tools & Services	1.7%
8	Southwest Airlines Co.	Airlines	1.5%
9	Electronic Arts, Inc.	Software	1.3%
10	United Rentals, Inc.	Trading Companies & Distributors	1.3%
	Total		17.9%

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	17.2%	18.4%	-1.2%
Consumer Staples	7.8%	10.5%	-2.7%
Energy	5.8%	6.4%	-0.6%
Financials	5.2%	5.2%	0.0%
Health Care	12.0%	12.8%	-0.8%
Industrials	15.5%	12.3%	3.2%
Information Technology	25.1%	27.7%	-2.6%
Materials	7.5%	4.3%	3.2%
Telecommunication Services	2.8%	2.3%	0.5%
Utilities	0.9%	0.1%	0.8%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	66

Large-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 100.06%
Aerospace & Defense - 2.93%
Honeywell International, Inc.	5,900	$548,405
Lockheed Martin Corp.	3,200	514,336
Northrop Grumman Corp.	4,900	586,187

		1,648,928

Airlines - 5.09%
Delta Air Lines, Inc.	26,600	1,029,952
Southwest Airlines Co.	31,100	835,346
United Continental Holdings, Inc.*	24,400	1,002,108

		2,867,406

Auto Components - 3.91%
Delphi Automotive PLC	14,400	989,856
Goodyear Tire & Rubber Co. (The)	22,500	625,050
Lear Corp.	6,600	589,512

		2,204,418

Automobiles - 0.99%
Ford Motor Co.	32,400	558,576

Beverages - 2.16%
Constellation Brands, Inc., Class A*	6,700	590,471
PepsiCo, Inc.	7,000	625,380

		1,215,851

Biotechnology - 2.99%
Incyte Corp. Ltd*	11,300	637,772
Regeneron Pharmaceuticals, Inc.*	3,700	1,045,139

		1,682,911

Chemicals - 5.05%
CF Industries Holdings, Inc.	2,200	529,166
Dow Chemical Co. (The)	11,400	586,644
LyondellBasell Industries NV, Class A	5,600	546,840
Praxair, Inc.	4,700	624,348
Sherwin-Williams Co. (The)	2,700	558,657

		2,845,655

Commercial Services & Supplies - 0.94%
Cintas Corp.	8,300	527,382

Communications Equipment - 1.01%
Harris Corp.	7,500	568,125

Computers & Peripherals - 6.08%
Apple, Inc.	17,500	1,626,275
Hewlett-Packard Co.	18,900	636,552

Industry Company	Shares	Value

Computers & Peripherals (continued)
Seagate Technology PLC	10,600	$602,292
Western Digital Corp.	6,100	563,030

		3,428,149

Consumer Finance - 2.34%
Capital One Financial Corp.	7,500	619,500
Discover Financial Services	11,300	700,374

		1,319,874

Containers & Packaging - 2.48%
Packaging Corp. of America	7,700	550,473
Rock-Tenn Co., Class A	2,600	274,534
Sealed Air Corp.	16,700	570,639

		1,395,646

Diversified Financial Services - 1.08%
McGraw Hill Financial, Inc.	7,300	606,119

Diversified Telecommunication Services - 2.85%
Level 3 Communications, Inc.*	24,700	1,084,577
Verizon Communications, Inc.	10,600	518,658

		1,603,235

Electric Utilities - 0.94%
Exelon Corp.	14,600	532,608

Electronic Equipment, Instruments & Components - 1.03%
Amphenol Corp., Class A	6,000	578,040

Energy Equipment & Services - 0.96%
Baker Hughes, Inc.	7,300	543,485

Food & Staples Retailing - 2.08%
Costco Wholesale Corp.	4,700	541,252
Kroger Co. (The)	12,800	632,704

		1,173,956

Food Products - 2.07%
Hershey Co. (The)	5,700	555,009
Keurig Green Mountain, Inc.	4,900	610,589

		1,165,598

Gas Utilities - 1.05%
ONEOK, Inc.	8,700	592,296

Health Care Equipment & Supplies - 1.01%
Cooper Companies, Inc. (The)	4,200	569,226

Health Care Providers & Services - 1.06%
Cigna Corp.	6,500	597,805

67	Annual Report | June 30, 2014

Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure - 1.96%
Chipotle Mexican Grill, Inc.*	1,000	$592,510
Starbucks Corp.	6,600	510,708

		1,103,218

Industrial Conglomerates - 1.01%
Danaher Corp.	7,200	566,856

Insurance - 1.80%
Arch Capital Group, Ltd.*	8,500	488,240
Prudential Financial, Inc.	5,900	523,743

		1,011,983

Internet Software & Services - 1.03%
LinkedIn Corp., Class A*	3,400	582,998

IT Services - 7.18%
Automatic Data Processing, Inc.	7,000	554,960
Cognizant Technology Solutions Corp., Class A*	11,800	577,138
Fiserv, Inc.*	10,000	603,200
International Business Machines Corp.	2,800	507,556
Mastercard, Inc., Class A	9,000	661,230
Paychex, Inc.	14,300	594,308
Visa, Inc., Class A	2,600	547,846

		4,046,238

Leisure Equipment & Products - 1.02%
Polaris Industries, Inc.	4,400	573,056

Life Sciences Tools & Services - 2.69%
Illumina, Inc.*	5,500	981,970
Waters Corp.*	5,100	532,644

		1,514,614

Machinery - 1.20%
Snap-on, Inc.	5,700	675,564

Media - 3.41%
Comcast Corp., Class A	12,500	671,000
DIRECTV*	7,300	620,573
Twenty-First Century Fox, Inc., Class A	17,900	629,185

		1,920,758

Multiline Retail - 1.05%
Macy’s, Inc.	10,200	591,804

Oil, Gas & Consumable Fuels - 3.80%
Marathon Petroleum Corp.	6,300	491,841

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	7,400	$573,204
Southwestern Energy Co.*	11,800	536,782
Valero Energy Corp.	10,800	541,080

		2,142,907

Personal Products - 1.47%
Herbalife, Ltd.+	7,800	503,412
Nu Skin Enterprises, Inc., Class A	4,400	325,424

		828,836

Pharmaceuticals - 4.30%
Actavis PLC*	2,900	646,845
Eli Lilly & Co.	10,700	665,219
Jazz Pharmaceuticals PLC*	3,800	558,638
Johnson & Johnson	5,300	554,486

		2,425,188

Road & Rail - 2.26%
Avis Budget Group, Inc.*	10,000	596,900
Union Pacific Corp.	6,800	678,300

		1,275,200

Semiconductors & Semiconductor Equipment - 4.24%
Microchip Technology, Inc.+	11,800	575,958
Micron Technology, Inc.*	18,200	599,690
QUALCOMM, Inc.	6,700	530,640
Skyworks Solutions, Inc.	14,500	680,920

		2,387,208

Software - 4.54%
Electronic Arts, Inc.*	21,200	760,444
Intuit, Inc.	7,200	579,816
Microsoft Corp.	14,900	621,330
Oracle Corp.	14,700	595,791

		2,557,381

Specialty Retail - 1.92%
Best Buy Co., Inc.	15,900	493,059
Gap, Inc. (The)	14,200	590,294

		1,083,353

Textiles, Apparel & Luxury Goods - 2.97%
Fossil Group, Inc.*	3,800	397,176
Hanesbrands, Inc.	6,500	639,860
Under Armour, Inc.*	10,700	636,543

		1,673,579

www.bridgeway.com	68

Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors - 2.11%
United Rentals, Inc.*	7,000	$733,110
W.W. Grainger, Inc.	1,800	457,686

		1,190,796

TOTAL COMMON STOCKS - 100.06%		56,376,826

(Cost $43,137,522)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.02%
BlackRock FedFund	0.01%	10,530	10,530

TOTAL MONEY MARKET FUND - 0.02%			10,530

(Cost $10,530)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.96%
BNY Mellon Overnight Government Fund**	0.01%	1,104,274	1,104,274

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.96%			1,104,274

(Cost $1,104,274)

TOTAL INVESTMENTS - 102.04%			$57,491,630
(Cost $44,252,326)
Liabilities in Excess of Other Assets - (2.04%)			(1,148,036)

NET ASSETS - 100.00%			$56,343,594

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
^	Rate disclosed as of June 30, 2014.
+	This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $1,079,370 at June 30, 2014.
PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$56,376,826	$—	$—	$56,376,826
Money Market Fund	—	10,530	—	10,530
Investments Purchased with Cash Proceeds From Securities Lending	—	1,104,274	—	1,104,274

TOTAL	$56,376,826	$1,114,804	$—	$57,491,630

See Notes to Financial Statements.

69	Annual Report | June 30, 2014

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 4.88%, underperforming our primary market benchmark, the S&P 500 Index (+5.23%), and outperforming our peer benchmark, the Lipper Large-Cap Core Funds Index (+4.51%), and the Russell Top 50 Mega Cap Index (+4.51%). It was an okay quarter.

For the fiscal year ended June 30, 2014, the Fund appreciated 21.11%, underperforming our primary market benchmark, the S&P 500 Index (+24.61%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+23.38%), and the Russell Top 50 Mega Cap Index (+21.21%).

The table below presents our June quarter, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	4.88%	21.11%	17.46%	7.05%	4.19%	6.59%
S&P 500 Index	5.23%	24.61%	18.83%	7.78%	4.35%	6.28%
Russell Top 50 Mega Cap Index	4.51%	21.21%	16.48%	6.48%	2.36%	4.94%
Lipper Large-Cap Core Funds Index	4.51%	23.38%	17.34%	7.16%	3.83%	5.56%
Bridgeway Ultra-Large 35 Index	4.89%	21.30%	17.75%	7.23%	4.52%	6.78%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Blue-Chip 35 Index Fund ranked 727th of 918 large-cap core funds for the twelve months ending June 30, 2014, 312th of 741 over the last five years, 288th of 509 over the last ten years, and 45th of 194 since inception in July, 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	70

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index*, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 6/30/14

*	The Russell Top 50 Mega Cap Index began on 12/31/2001, and the line graph for the Index begins at the same value as the Fund on that date.

Quarterly and Fiscal Year Performance by Company Size:

The Fund underperformed its primary benchmark, the S&P 500 Index, for the quarter and fiscal year. If you divide the composition of the S&P 500 Index by market cap, the top half (larger stocks) returned 4.6%, while the bottom half returned 5.8%. All of the Fund’s holdings are in the top half and outperformed the top category, but this was not enough to overcome the stronger performing lower half of the S&P 500 Index. Additionally, the Fund was overweighted in the best performing sector in the benchmark, the Energy sector; however, the performance was more than offset by holdings in the underperforming Financials sector.

For the fiscal year, the Fund’s ultra-large-cap structure benefited in only one of the four quarters, the quarter ending December 2013. For the rest of the fiscal year, size had a negative impact on relative performance. Other design features, such as lower beta and lower momentum exposure from the equal weighted design, were also a drag on performance in this period.

71	Annual Report | June 30, 2014

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the fiscal year:

Rank	Company	Industry	% Contribution to Return
1	Apple, Inc.	Computers & Peripherals	1.8%
2	Schlumberger, Ltd.	Energy Equipment & Services	1.8%
3	ConocoPhillips	Oil Gas & Consumable Fuels	1.2%
4	CVS Caremark Corp.	Food & Staples Retailing	1.0%
5	3M Co.	Industrial Conglomerates	1.0%
6	Oracle Corp.	Software	0.9%
7	Google, Inc., Class A	Internet Software & Services	0.9%
8	Intel Corp.	Semiconductors & Semiconductor Equipment	0.8%
9	Wells Fargo & Co.	Commercial Banks	0.8%
10	Merck & Co., Inc.	Pharmaceuticals	0.8%
11	United Technologies Corp.	Aerospace & Defense	0.8%
12	Johnson & Johnson	Pharmaceuticals	0.7%
13	Microsoft Corp.	Software	0.7%
14	United Parcel Service, Inc., Class B	Air Freight & Logistics	0.6%
15	Bank of America Corp.	Commercial Banks	0.6%
16	Visa, Inc., Class A	IT Services	0.6%
17	Monsanto Co.	Chemicals	0.6%
18	Goldman Sachs Group, Inc. (The)	Capital Markets	0.5%
19	Hewlett-Packard Co.	Computers & Peripherals	0.5%
20	General Electric Co.	Industrial Conglomerates	0.5%
21	AbbVie, Inc.	Pharmaceuticals	0.4%
22	Exxon Mobil Corp.	Oil Gas & Consumable Fuels	0.4%
23	Chevron Corp.	Oil Gas & Consumable Fuels	0.4%
24	Berkshire Hathaway, Inc., Class B	Diversified Financial Services	0.4%
25	JPMorgan Chase & Co.	Commercial Banks	0.4%
26	Walt Disney Co. (The)	Media	0.3%
27	PepsiCo, Inc.	Beverages	0.3%
28	Gilead Sciences, Inc.	Biotechnology	0.3%
29	Pfizer, Inc.	Pharmaceuticals	0.3%
30	Occidental Petroleum Corp.	Oil Gas & Consumable Fuels	0.3%
31	Coca-Cola Co. (The)	Beverages	0.2%
32	QUALCOMM, Inc.	Communications Equipment	0.2%
33	Procter & Gamble Co. (The)	Household Products	0.2%
34	Abbott Laboratories	Health Care Equipment & Supplies	0.2%
35	AT&T, Inc.	Diversified Telecommunication Services	0.2%
36	Cisco Systems, Inc.	Communications Equipment	0.2%
37	McDonald’s Corp.	Hotels Restaurants & Leisure	0.1%
38	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.1%
39	Comcast Corp., Class A	Media	0.1%
40	Verizon Communications, Inc.	Diversified Telecommunication Services	0.1%
41	Google, Inc., Class C	Internet Software & Services	0.0%
42	International Business Machines Corp.	IT Services	-0.1%
43	Amazon.com, Inc.	Internet & Catalog Retail	-0.6%

www.bridgeway.com	72

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	10.6%	11.8%	-1.2%
Consumer Staples	13.7%	9.5%	4.2%
Energy	12.1%	10.9%	1.2%
Financials	10.4%	16.1%	-5.7%
Health Care	10.8%	13.3%	-2.5%
Industrials	10.9%	10.5%	0.4%
Information Technology	26.3%	18.8%	7.5%
Materials	0.0%	3.5%	-3.5%
Telecommunication Services	5.2%	2.4%	2.8%
Utilities	0.0%	3.2%	-3.2%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

73	Annual Report | June 30, 2014

Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 99.92%
Aerospace & Defense - 2.63%
United Technologies Corp.	127,080	$14,671,386

Air Freight & Logistics - 2.68%
United Parcel Service, Inc., Class B	145,663	14,953,764

Beverages - 5.40%
Coca-Cola Co. (The)	358,114	15,169,709
PepsiCo, Inc.	167,150	14,933,181

		30,102,890

Biotechnology - 2.89%
Gilead Sciences, Inc.*	193,900	16,076,249

Commercial Banks - 2.65%
Wells Fargo & Co.	280,859	14,761,949

Communications Equipment - 2.62%
Cisco Systems, Inc.	586,908	14,584,664

Computers & Peripherals - 3.65%
Apple, Inc.	218,550	20,309,851

Diversified Financial Services - 7.79%
Bank of America Corp.	961,708	14,781,452
Berkshire Hathaway, Inc., Class B*	114,250	14,459,480
JPMorgan Chase & Co.	245,095	14,122,374

		43,363,306

Diversified Telecommunication Services - 5.18%
AT&T, Inc.	404,925	14,318,148
Verizon Communications, Inc.	297,289	14,546,351

		28,864,499

Energy Equipment & Services - 3.64%
Schlumberger, Ltd.	172,000	20,287,400

Food & Staples Retailing - 5.65%
CVS Caremark Corp.	223,600	16,852,732
Wal-Mart Stores, Inc.	194,919	14,632,569

		31,485,301

Hotels, Restaurants & Leisure - 2.63%
McDonald’s Corp.	145,300	14,637,522

Household Products - 2.62%
Procter & Gamble Co. (The)	185,926	14,611,924

Industrial Conglomerates - 5.55%
3M Co.	115,050	16,479,762

Industry Company	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	549,943	$ 14,452,502

		30,932,264

Internet & Catalog Retail - 2.62%
Amazon.com, Inc.*	44,900	14,582,622

Internet Software & Services - 3.10%
Google, Inc., Class A*	14,870	8,694,043
Google, Inc., Class C*	14,870	8,554,414

		17,248,457

IT Services - 5.75%
International Business Machines Corp.	80,867	14,658,761
Visa, Inc., Class A	82,350	17,351,968

		32,010,729

Media - 5.39%
Comcast Corp., Class A	276,100	14,821,048
Walt Disney Co. (The)	177,100	15,184,554

		30,005,602

Oil, Gas & Consumable Fuels - 8.41%
Chevron Corp.	116,595	15,221,477
ConocoPhillips	198,535	17,020,406
Exxon Mobil Corp.	144,987	14,597,291

		46,839,174

Pharmaceuticals - 7.90%
Johnson & Johnson	141,052	14,756,860
Merck & Co., Inc.	253,035	14,638,075
Pfizer, Inc.	493,144	14,636,514

		44,031,449

Semiconductors & Semiconductor Equipment - 5.59%
Intel Corp.	546,543	16,888,179
QUALCOMM, Inc.	180,100	14,263,920

		31,152,099

Software - 5.58%
Microsoft Corp.	345,645	14,413,396
Oracle Corp.	410,813	16,650,251

		31,063,647

TOTAL COMMON STOCKS - 99.92%		556,576,748

(Cost $378,523,925)

www.bridgeway.com	74

Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

	Rate^	Shares	Value
MONEY MARKET FUND - 0.05%
BlackRock FedFund	0.01%	264,010	$264,010

TOTAL MONEY MARKET FUND - 0.05%			264,010

(Cost $ 264,010)

TOTAL INVESTMENTS - 99.97%			$556,840,758
(Cost $ 378,787,935)
Other Assets in Excess of Liabilities - 0.03%			143,952

NET ASSETS - 100.00%			$556,984,710

* Non-income producing security. ^ Rate disclosed as of June 30, 2014.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$556,576,748	$—	$—	$556,576,748
Money Market Fund	—	264,010	—	264,010

TOTAL	$556,576,748	$264,010	$—	$556,840,758

See Notes to Financial Statements.

75	Annual Report | June 30, 2014

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2014, our Fund returned 2.50%, compared to our primary market benchmark, the S&P 500 Index (+5.23%), our peer benchmark, the Lipper Balanced Funds Index (+3.50%), and the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.26%). While we trailed two of three benchmarks, our performance was quite good and in line with our risk/reward parameters, as we captured 47.8% of the S&P 500 Index return.

For the fiscal year ended June 30, 2014, the Fund returned 9.61%, compared to our primary market benchmark, the S&P 500 Index (+24.61%), our peer benchmark, the Lipper Balanced Funds Index (+16.25%), and the fixed income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.79%). We trailed two of our three benchmarks and we slightly missed our goal of capturing at least 40% of the upside of the S&P 500 Index, as the Fund captured 39% of the S&P 500 Index upside for the fiscal year. Thus our fiscal year 2014 performance was slightly less than our target but is within design tolerance.

The table below presents our June quarter, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (6/30/01)

Managed Volatility Fund	2.50%	9.61%	7.19%	4.19%	4.32%
S&P 500 Index	5.23%	24.61%	18.83%	7.78%	5.76%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	0.26%	0.79%	1.26%	2.65%	2.96%
Lipper Balanced Funds Index	3.50%	16.25%	12.50%	6.51%	5.58%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Shorter term data, while important, should always be put in the proper context of a longer term investment horizon. This fiscal year report ending June 30, 2014 marks thirteen years in operation. During those thirteen fiscal years this is the fifth time we have not met our objective of capturing 40% of the S&P 500 Index (40% or more in up markets and 40% or less in down markets). This variability in return over shorter term periods is in line with design and typically occurs in strong double digit up markets. The flip side is that we have outperformed our 40% target in two of three down market fiscal years, maintained a steady risk profile — approximately sixty percent less than our primary market index of equities — and have captured 75% of equity returns since inception.

www.bridgeway.com	76

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

	FY 02	FY 03	FY 04	FY 05	FY 06	FY 07	FY 08

Managed Volatility Fund	-0.78%	2.57%	12.94%	7.32%	7.83%	5.87%	-1.57%
S&P 500 Index	-17.99%	0.25%	19.11%	6.32%	8.63%	20.59%	-13.12%
Return Capture Ratio	4.30%	1023.30%	67.70%	115.80%	90.70%	28.50%	11.90%

	FY 09	FY 10	FY 11	FY 12	FY 13	FY 14

Managed Volatility Fund	-11.66%	1.67%	14.15%	3.74%	7.23%	9.61%
S&P 500 Index	-26.21%	14.43%	30.69%	5.45%	20.60%	24.61%
Return Capture Ratio	44.50%	11.60%	46.10%	68.60%	35.10%	39.10%

The returns above were achieved while taking much less risk than the S&P 500 Index of stocks. The following graph shows our annual record of targeting a level of market risk (beta) equal to roughly 40% of the market:

According to data from Lipper, Inc. as of June 30, 2014, the Managed Volatility Fund ranked 505th of 524 Mixed-Asset Target Allocation Moderate funds for the twelve months ending June 30, 2014, 386th of 387 over the past five years, 239th of 256 over the last ten years, and 142nd of 166 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of June 30, 2014, the Managed Volatility Fund ranked 148th of 252 Long-Short funds for the twelve months ending June 30, 2014, 50th out of 76 funds over the past five years, and 23rd out of 34 funds over the last ten years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

77	Annual Report | June 30, 2014

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 06/30/14

Detailed Explanation of Quarterly Performance

For the quarter, the Managed Volatility Fund returned a positive 2.50%, capturing approximately 48% of the S&P 500 Index’s return of 5.23%. The main drivers of Fund performance were the equity and futures components, contributing approximately 2.6% and 0.4%, respectively. This positive performance was partially offset by the negative performance of the options component, which returned approximately -0.5%. The fixed income component was essentially flat in a very low interest rate environment.

Detailed Explanation of Fiscal Year Performance

The main driver of performance was the equity component of the fund, contributing approximately 11.92%. The positive performance of our equity holdings was offset by the performance of futures, down 5.02% (expected to be negative in a strong up market), options, up about 2.7%, and fixed income, flat with an approximately 0.02% return. Overall, the fund continues to perform as expected over both long and short time horizons.

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	1.4%
2	Gap, Inc. (The)	Specialty Retail	1.0%
3	Goldman Sachs Group, Inc. (The)	Capital Markets	1.0%
4	Pfizer, Inc.	Pharmaceuticals	0.9%
5	Brown-Forman Corp., Class B	Beverages	0.9%
6	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.9%
7	Seagate Technology PLC	Computers & Peripherals	0.8%
8	Apple, Inc.	Computers & Peripherals	0.8%
9	Travelers Cos., Inc. (The)	Insurance	0.8%
10	Marathon Petroleum Corp.	Oil, Gas & Consumable Fuels	0.8%
			9.3%

www.bridgeway.com	78

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2014

Asset Type	% of Net Assets
Common Stock	51.8%
Consumer Discretionary	12.1%
Consumer Staples	8.3%
Energy	9.9%
Financials	16.0%
Health Care	12.8%
Industrials	11.6%
Information Technology	20.9%
Materials	3.3%
Telecommunication Services	2.4%
Utilities	2.6%
U.S. Government Obligations	47.3%
Covered Call Options Written	-0.9%
Put Options Written	-0.8%
Money Market Funds	6.9%
Other Assets in Excess of Liabilities	-4.3%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

79	Annual Report | June 30, 2014

Managed Volatility Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 51.88%
Aerospace & Defense - 1.24%
Honeywell International, Inc.#	1,100	$102,245
Lockheed Martin Corp.#	1,170	188,054
Northrop Grumman Corp.#	400	47,852
Raytheon Co.	1,100	101,475
United Technologies Corp.#	1,240	143,158

		582,784

Air Freight & Logistics - 0.26%
FedEx Corp.#	800	121,104

Airlines - 0.35%
United Continental Holdings, Inc.*#	4,000	164,280

Auto Components - 0.29%
Delphi Automotive PLC#	1,300	89,362
Johnson Controls, Inc.#	900	44,937

		134,299

Automobiles - 0.12%
Ford Motor Co.	3,200	55,168

Beverages - 1.53%
Brown-Forman Corp., Class B	4,425	416,702
Constellation Brands, Inc., Class A*#	1,700	149,821
PepsiCo, Inc.	1,700	151,878

		718,401

Biotechnology - 1.63%
Alexion Pharmaceuticals, Inc,*	300	46,875
Amgen, Inc.	900	106,533
Biogen Idec, Inc.*#	900	283,779
Celgene Corp.*	1,600	137,408
Gilead Sciences, Inc.*#	2,300	190,693

		765,288

Capital Markets - 2.26%
Ameriprise Financial, Inc.	680	81,600
BlackRock, Inc.	200	63,920
Charles Schwab Corp. (The)#	7,100	191,203
E*TRADE Financial Corp.*#	7,500	159,450
Goldman Sachs Group, Inc. (The)#	2,700	452,088
Morgan Stanley	800	25,864

Industry Company	Shares	Value

Capital Markets (continued)
State Street Corp.#	1,300	$ 87,438

		1,061,563

Chemicals - 1.52%
Dow Chemical Co. (The)#	2,000	102,920
LyondellBasell Industries NV, Class A	600	58,590
Monsanto Co.	900	112,266
PPG Industries, Inc.	400	84,060
Praxair, Inc.#	1,200	159,408
Sherwin-Williams Co. (The)#	600	124,146
Sigma-Aldrich Corp.	700	71,036

		712,426

Commercial Banks - 1.47%
BB&T Corp.	1,000	39,430
Comerica, Inc.#	1,100	55,176
KeyCorp	3,700	53,021
PNC Financial Services Group, Inc. (The)#	2,100	187,005
U.S. Bancorp	2,200	95,304
Wells Fargo & Co.#	4,971	261,276

		691,212

Commercial Services & Supplies - 1.38%
ADT Corp. (The)#	9,000	314,460
Tyco International, Ltd.#	4,400	200,640
Waste Management, Inc.#	3,000	134,190

		649,290

Communications Equipment - 1.15%
Cisco Systems, Inc.#	11,600	288,260
Juniper Networks, Inc.*#	700	17,178
Motorola Solutions, Inc.#	3,500	232,995

		538,433

Computers & Peripherals - 2.80%
Apple, Inc.#	4,200	390,306
EMC Corp.#	7,400	194,916
Hewlett-Packard Co.#	5,800	195,344
SanDisk Corp.#	1,300	135,759
Seagate Technology PLC#	7,000	397,740

		1,314,065

Consumer Finance - 0.72%
American Express Co.#	1,800	170,766

www.bridgeway.com	80

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
Capital One Financial Corp.#	2,000	$165,200

		335,966

Containers & Packaging - 0.05%
Ball Corp.	400	25,072

Diversified Financial Services - 1.80%
Bank of America Corp.	10,800	165,996
Berkshire Hathaway, Inc., Class B*#	1,200	151,872
Citigroup, Inc.#	3,310	155,901
JPMorgan Chase & Co.#	4,400	253,528
McGraw Hill Financial, Inc.#	1,400	116,242

		843,539

Diversified Telecommunication Services - 1.10%
AT&T, Inc.#	3,500	123,760
CenturyLink, Inc.#	4,300	155,660
Frontier Communications Corp.+	6,472	37,797
Verizon Communications, Inc.#	4,100	200,613

		517,830

Electric Utilities - 0.59%
American Electric Power Co., Inc.	1,100	61,347
Duke Energy Corp.	783	58,091
Exelon Corp.#	4,300	156,864

		276,302

Electrical Equipment - 0.38%
Eaton Corp. PLC#	1,000	77,180
Emerson Electric Co.	1,500	99,540

		176,720

Energy Equipment & Services - 1.06%
Baker Hughes, Inc.#	3,100	230,795
Halliburton Co.#	1,700	120,717
Helmerich & Payne, Inc.	700	81,277
National Oilwell Varco, Inc.#	800	65,880

		498,669

Food & Staples Retailing - 1.09%
CVS Caremark Corp.#	2,500	188,425
Kroger Co. (The)#	4,000	197,720
Wal-Mart Stores, Inc.#	1,700	127,619

		513,764

Food Products - 0.77%
Archer-Daniels-Midland Co.	1,000	44,110

Industry Company	Shares	Value

Food Products (continued)
General Mills, Inc.#	1,400	$ 73,556
JM Smucker Co. (The)#	1,400	149,198
Mead Johnson Nutrition Co.#	1,016	94,661

		361,525

Health Care Equipment & Supplies - 0.95%
Abbott Laboratories#	1,300	53,170
Baxter International, Inc.#	1,300	93,990
Becton Dickinson & Co.	920	108,836
C.R. Bard, Inc.	600	85,806
Stryker Corp.#	1,260	106,243

		448,045

Health Care Providers & Services - 0.82%
Express Scripts Holding Co.*#	2,634	182,615
Laboratory Corp. of America Holdings*	300	30,720
UnitedHealth Group, Inc.#	2,100	171,675

		385,010

Hotels, Restaurants & Leisure - 0.96%
McDonald’s Corp.	900	90,666
Starbucks Corp.#	1,500	116,070
Wynn Resorts, Ltd.	500	103,780
Yum! Brands, Inc.#	1,700	138,040

		448,556

Household Products - 0.91%
Colgate-Palmolive Co.#	2,200	149,996
Kimberly-Clark Corp.#	1,000	111,220
Procter & Gamble Co. (The)#	2,100	165,039

		426,255

Independent Power Producers & Energy Traders - 0.26%
AES Corp.#	7,800	121,290

Industrial Conglomerates - 0.92%
3M Co.#	1,000	143,240
Danaher Corp.#	1,300	102,349
General Electric Co.#	7,100	186,588

		432,177

Insurance - 1.39%
Aon PLC#	1,700	153,153
Chubb Corp. (The)	1,100	101,387
Progressive Corp. (The)	820	20,795
Travelers Cos., Inc. (The)#	4,000	376,280

		651,615

81	Annual Report | June 30, 2014

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail - 0.35%
Amazon.com, Inc.*#	500	$162,390

Internet Software & Services - 1.11%
eBay, Inc.*#	1,300	65,078
Facebook, Inc., Class A*#	2,300	154,767
Google, Inc., Class A*	260	152,014
Google, Inc., Class C*	260	149,573

		521,432

IT Services - 1.75%
Cognizant Technology Solutions Corp., Class A*#	4,100	200,531
International Business Machines Corp.#	1,200	217,524
Teradata Corp.*	400	16,080
Visa, Inc., Class A#	1,300	273,923
Western Union Co. (The)#	6,500	112,710

		820,768

Leisure Equipment & Products - 0.17%
Hasbro, Inc.#	1,500	79,575

Life Sciences Tools & Services - 0.18%
Thermo Fisher Scientific, Inc.#	700	82,600

Machinery - 0.52%
Deere & Co.#	2,700	244,485

Media - 1.70%
Comcast Corp., Class A#	2,250	120,780
News Corp., Class A*	2,300	41,262
Omnicom Group, Inc.#	1,000	71,220
Scripps Networks Interactive, Inc., Class A#	1,200	97,368
Time Warner, Inc.#	1,333	93,643
Time, Inc.*	166	4,021
Twenty-First Century Fox, Inc., Class A#	3,900	137,085
Viacom, Inc., Class B#	500	43,365
Walt Disney Co. (The)#	2,200	188,628

		797,372

Multiline Retail - 0.32%
Big Lots, Inc.*	500	22,850
Dollar General Corp.*#	2,200	126,192

		149,042

Multi-Utilities - 0.52%
Dominion Resources, Inc.#	1,920	137,318

Industry Company	Shares	Value

Multi-Utilities (continued)
Sempra Energy#	1,000	$ 104,710

		242,028

Oil, Gas & Consumable Fuels - 4.08%
Anadarko Petroleum Corp.#	1,000	109,470
Apache Corp.	500	50,310
Chesapeake Energy Corp.#	2,100	65,268
Chevron Corp.#	2,078	271,283
ConocoPhillips#	1,187	101,762
EOG Resources, Inc.#	1,000	116,860
Exxon Mobil Corp.#	4,000	402,720
Marathon Petroleum Corp.#	4,800	374,736
Occidental Petroleum Corp.#	1,200	123,156
Phillips 66#	1,193	95,953
Valero Energy Corp.#	2,300	115,230
Williams Cos., Inc. (The)#	1,500	87,315

		1,914,063

Paper & Forest Products - 0.16%
International Paper Co.#	1,500	75,705

Pharmaceuticals - 3.08%
AbbVie, Inc.#	2,100	118,524
Actavis PLC*#	700	156,135
Allergan, Inc.#	1,200	203,064
Bristol-Myers Squibb Co.#	2,279	110,554
Johnson & Johnson#	2,500	261,550
Merck & Co., Inc.#	2,800	161,980
Pfizer, Inc.#	14,600	433,328

		1,445,135

Professional Services - 0.23%
Nielsen NV#	2,200	106,502

Real Estate Investment Trusts (REITs) - 0.66%
American Tower Corp.#	1,200	107,976
Public Storage	900	154,215
Simon Property Group, Inc.	300	49,884

		312,075

Road & Rail - 0.43%
Union Pacific Corp.#	2,000	199,500

Semiconductors & Semiconductor Equipment - 2.62%
Applied Materials, Inc.#	8,200	184,910
Broadcom Corp., Class A#	1,400	51,968
Intel Corp.#	3,300	101,970
Micron Technology, Inc.*#	20,500	675,475
QUALCOMM, Inc.#	2,000	158,400

www.bridgeway.com	82

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company		Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.#		1,170	$ 55,914

			1,228,637

Software - 1.42%
Citrix Systems, Inc.*#		1,000	62,550
Intuit, Inc.#		1,300	104,689
Microsoft Corp.#		6,700	279,390
Oracle Corp.#		5,460	221,294

			667,923

Specialty Retail - 2.05%
AutoZone, Inc.*#		600	321,744
Gap, Inc. (The)#		11,700	486,369
Urban Outfitters, Inc.*#		4,500	152,370

			960,483

Textiles, Apparel & Luxury Goods - 0.33%
NIKE, Inc., Class B#		2,000	155,100

Trading Companies & Distributors - 0.29%
NOW, Inc.*		200	7,242
W.W. Grainger, Inc.		500	127,135

			134,377

Wireless Telecommunication Services - 0.14%
Crown Castle International Corp.		900	66,834

TOTAL COMMON STOCKS - 51.88%			24,336,674

(Cost $16,507,828)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 47.34%
U.S. Treasury Bills - 46.90%
07/17/2014	0.055%(a)	$2,000,000	1,999,951
07/24/2014	0.030%(a)	3,000,000	2,999,943
07/31/2014	0.020%(a)	2,000,000	1,999,967
08/28/2014	0.030%(a)	3,000,000	2,999,853
09/11/2014	0.035%(a)	1,000,000	999,960
09/18/2014	0.035%(a)	2,000,000	1,999,912
09/25/2014	0.025%(a)	3,000,000	2,999,802
09/25/2014	0.075%(a)	2,000,000	1,999,868
10/02/2014	0.040%(a)	2,000,000	1,999,794
11/28/2014	0.050%(a)	2,000,000	1,999,542

			21,998,592

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. Treasury Notes - 0.44%
02/15/2015	4.000%(a)	$200,000	$ 204,867

			204,867

TOTAL U.S. GOVERNMENT OBLIGATIONS - 47.34%			22,203,459

(Cost $22,198,282)

	Rate^	Shares	Value

MONEY MARKET FUND - 6.94%
BlackRock FedFund	0.01%	3,255,585	3,255,585

TOTAL MONEY MARKET FUND – 6.94%			3,255,585

(Cost $3,255,585)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.08%
BNY Mellon Overnight Government Fund**	0.01%	38,832	38,832

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.08%			38,832

(Cost $38,832)

TOTAL INVESTMENTS - 106.24%			$49,834,550
(Cost $42,000,527)
Liabilities in Excess of Other Assets - (6.24%)			(2,926,611)

NET ASSETS - 100.00%			$46,907,939

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of June 30, 2014.
+	This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $37,797 at June 30, 2014.
(a)	Rate represents the effective yield at purchase.
PLC - Public Limited Company

See Notes to Financial Statements.

83	Annual Report | June 30, 2014

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of June 30, 2014

Company	Number of Contracts	Value

CALL OPTIONS WRITTEN - (0.91%)

3M Co.
Expiring July, 2014 at $140.00	3	$ (1,110)
Abbott Laboratories
Expiring August, 2014 at $40.00	5	(710)
AbbVie, Inc.
Expiring August, 2014 at $55.00	5	(1,235)
Actavis PLC
Expiring July, 2014 at $210.00	4	(5,456)
ADT Corp. (The)
Expiring July, 2014 at $31.00	90	(36,900)
AES Corp.
Expiring August, 2014 at $14.00	20	(3,600)
Allergan, Inc.
Expiring July, 2014 at $125.00	3	(13,680)
Amazon.com, Inc.
Expiring August, 2014 at $310.00	2	(4,830)
American Express Co.
Expiring July, 2014 at $90.00	5	(2,490)
American Tower Corp.
Expiring July, 2014 at $85.00	4	(2,080)
Anadarko Petroleum Corp.
Expiring August, 2014 at $105.00	4	(3,008)
Aon PLC
Expiring July, 2014 at $85.00	5	(2,700)
Apple, Inc.
Expiring August, 2014 at $95.00	14	(3,584)
Expiring July, 2014 at $82.86	14	(14,210)

		(17,794)
Applied Materials, Inc.
Expiring July, 2014 at $20.00	10	(2,700)
Expiring October, 2014 at $23.00	10	(1,380)

		(4,080)
AT&T, Inc.
Expiring August, 2014 at $37.00	8	(64)
AutoZone, Inc.
Expiring September, 2014 at $540.00	2	(2,880)
Baker Hughes, Inc.
Expiring July, 2014 at $72.50	10	(3,200)
Baxter International, Inc.
Expiring August, 2014 at $77.50	5	(120)
Berkshire Hathaway, Inc., Class B
Expiring September, 2014 at $130.00	3	(405)

Company	Number of Contracts	Value

Biogen Idec, Inc.
Expiring July, 2014 at $320.00	3	$ (1,440)
Bristol-Myers Squibb Co.
Expiring September, 2014 at $49.00	5	(655)
Broadcom Corp., Class A
Expiring August, 2014 at $31.00	5	(3,175)
Capital One Financial Corp.
Expiring September, 2014 at $82.50	7	(1,848)
CenturyLink, Inc.
Expiring July, 2014 at $37.00	11	(165)
Charles Schwab Corp. (The)
Expiring September, 2014 at $26.00	10	(1,800)
Expiring September, 2014 at $28.00	8	(640)

		(2,440)
Chesapeake Energy Corp.
Expiring July, 2014 at $30.00	5	(680)
Chevron Corp.
Expiring July, 2014 at $125.00	7	(4,165)
Cisco Systems, Inc.
Expiring September, 2014 at $25.00	30	(2,340)
Citigroup, Inc.
Expiring September, 2014 at $50.00	10	(550)
Citrix Systems, Inc.
Expiring September, 2014 at $65.00	4	(780)
Cognizant Technology Solutions Corp., Class A
Expiring July, 2014 at $50.00	14	(630)
Colgate-Palmolive Co.
Expiring August, 2014 at $67.50	6	(1,140)
Comcast Corp., Class A
Expiring July, 2014 at $52.50	5	(715)
Comerica, Inc.
Expiring July, 2014 at $50.00	4	(416)
ConocoPhillips
Expiring August, 2014 at $80.00	4	(2,400)
Constellation Brands, Inc., Class A
Expiring July, 2014 at $85.00	5	(2,100)
CVS Caremark Corp.
Expiring August, 2014 at $75.00	5	(905)
Danaher Corp.
Expiring July, 2014 at $80.00	4	(336)

www.bridgeway.com	84

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2014

Company	Number of Contracts	Value

Call Options Written (continued)
Deere & Co.
Expiring September, 2014 at $92.50	8	$ (1,328)
Delphi Automotive PLC
Expiring August, 2014 at $70.00	4	(560)
Dollar General Corp.
Expiring August, 2014 at $57.50	6	(1,260)
Dominion Resources, Inc.
Expiring July, 2014 at $72.50	5	(370)
Dow Chemical Co. (The)
Expiring September, 2014 at $52.50	6	(876)
E*TRADE Financial Corp.
Expiring July, 2014 at $22.00	75	(2,400)
Eaton Corp. PLC
Expiring August, 2014 at $78.00	3	(420)
eBay, Inc.
Expiring July, 2014 at $52.50	4	(192)
EMC Corp.
Expiring October, 2014 at $27.00	18	(1,404)
EOG Resources, Inc.
Expiring July, 2014 at $100.00	3	(5,088)
Exelon Corp.
Expiring July, 2014 at $36.00	10	(1,050)
Express Scripts Holding Co.
Expiring July, 2014 at $72.50	6	(60)
Exxon Mobil Corp.
Expiring July, 2014 at $97.50	10	(3,600)
Facebook, Inc., Class A
Expiring August, 2014 at $62.50	7	(4,655)
Gap, Inc. (The)
Expiring August, 2014 at $42.00	80	(7,440)
Expiring September, 2014 at $42.00	10	(1,550)

		(8,990)
General Electric Co.
Expiring August, 2014 at $27.00	15	(405)
General Mills, Inc.
Expiring July, 2014 at $50.00	5	(1,320)
Gilead Sciences, Inc.
Expiring July, 2014 at $82.50	7	(1,239)
Goldman Sachs Group, Inc. (The)
Expiring July, 2014 at $160.00	20	(16,700)
Expiring July, 2014 at $180.00	2	(20)

		(16,720)
Halliburton Co.
Expiring July, 2014 at $65.00	6	(3,756)
Hasbro, Inc.
Expiring July, 2014 at $55.00	4	(76)
Hewlett-Packard Co.
Expiring August, 2014 at $33.00	15	(2,130)

Company	Number of Contracts	Value

Honeywell International, Inc.
Expiring September, 2014 at $95.00	4	$ (584)
Intel Corp.
Expiring September, 2014 at $30.00	10	(1,470)
International Business Machines Corp.
Expiring August, 2014 at $185.00	3	(771)
International Paper Co.
Expiring July, 2014 at $46.00	4	(1,604)
Intuit, Inc.
Expiring July, 2014 at $80.00	4	(520)
JM Smucker Co. (The)
Expiring July, 2014 at $105.00	4	(900)
Johnson & Johnson
Expiring October, 2014 at $105.00	7	(1,722)
Johnson Controls, Inc.
Expiring October, 2014 at $50.00	3	(630)
JPMorgan Chase & Co.
Expiring July, 2014 at $57.50	8	(584)
Juniper Networks, Inc.
Expiring July, 2014 at $27.00	2	(4)
Kimberly-Clark Corp.
Expiring October, 2014 at $115.00	3	(465)
Kroger Co. (The)
Expiring July, 2014 at $45.00	8	(3,736)
Lockheed Martin Corp.
Expiring September, 2014 at $170.00	3	(465)
Marathon Petroleum Corp.
Expiring July, 2014 at $90.00	30	(450)
Expiring July, 2014 at $95.00	5	(25)

		(475)
McGraw Hill Financial, Inc.
Expiring August, 2014 at $82.50	4	(1,180)
Mead Johnson Nutrition Co.
Expiring August, 2014 at $90.00	4	(2,360)
Merck & Co., Inc.
Expiring July, 2014 at $57.50	6	(540)
Micron Technology, Inc.
Expiring August, 2014 at $33.00	10	(1,230)
Expiring July, 2014 at $23.00	13	(13,000)
Expiring July, 2014 at $26.00	112	(78,400)
Expiring July, 2014 at $28.00	15	(7,485)

		(100,115)
Microsoft Corp.
Expiring September, 2014 at $42.00	16	(2,048)

85	Annual Report | June 30, 2014

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2014

Company	Number of Contracts	Value

Call Options Written (continued)
Motorola Solutions, Inc.
Expiring July, 2014 at $65.00	35	$ (7,000)
National Oilwell Varco, Inc.
Expiring August, 2014 at $82.50	3	(2,925)
Nielsen Holdings NV
Expiring August, 2014 at $50.00	10	(800)
NIKE, Inc., Class B
Expiring July, 2014 at $75.00	5	(1,350)
Occidental Petroleum Corp.
Expiring August, 2014 at $100.00	4	(1,900)
Omnicom Group, Inc.
Expiring July, 2014 at $70.00	3	(546)
Oracle Corp.
Expiring September, 2014 at $42.00	10	(750)
Pfizer, Inc.
Expiring September, 2014 at $30.00	95	(5,225)
PNC Financial Services Group, Inc. (The)
Expiring August, 2014 at $85.00	5	(2,225)
Praxair, Inc.
Expiring October, 2014 at $135.00	4	(1,140)
Procter & Gamble Co. (The)
Expiring July, 2014 at $82.50	4	(16)
QUALCOMM, Inc.
Expiring August, 2014 at $82.50	5	(380)
SanDisk Corp.
Expiring July, 2014 at $97.50	4	(3,280)
Scripps Networks Interactive, Inc., Class A
Expiring September, 2014 at $85.00	4	(680)
Seagate Technology PLC
Expiring July, 2014 at $52.50	70	(30,800)
Sempra Energy
Expiring August, 2014 at $105.00	3	(645)
Sherwin-Williams Co. (The)
Expiring September, 2014 at $210.00	2	(1,220)
Starbucks Corp.
Expiring July, 2014 at $72.50	3	(1,470)
State Street Corp.
Expiring August, 2014 at $65.00	4	(1,340)
Stryker Corp.
Expiring September, 2014 at $87.50	3	(630)
Texas Instruments, Inc.
Expiring July, 2014 at $46.00	4	(820)

Company	Number of Contracts	Value

Thermo Fisher Scientific, Inc.
Expiring September, 2014 at $125.00	2	$ (360)
Time Warner, Inc.
Expiring July, 2014 at $67.50	4	(2,380)
Travelers Cos., Inc. (The)
Expiring October, 2014 at $97.50	10	(1,350)
Twenty-First Century Fox, Inc., Class A
Expiring July, 2014 at $33.00	6	(1,440)
Tyco International, Ltd.
Expiring July, 2014 at $43.00	10	(2,800)
Union Pacific Corp.
Expiring August, 2014 at $97.50	8	(3,200)
United Continental Holdings, Inc.
Expiring September, 2014 at $43.00	40	(10,400)
United Technologies Corp.
Expiring August, 2014 at $120.00	3	(189)
UnitedHealth Group, Inc.
Expiring July, 2014 at $77.50	3	(1,518)
Expiring September, 2014 at $80.00	3	(1,110)

		(2,628)
Urban Outfitters, Inc.
Expiring July, 2014 at $34.00	45	(2,475)
Valero Energy Corp.
Expiring July, 2014 at $55.00	6	(126)
Verizon Communications, Inc.
Expiring July, 2014 at $47.00	6	(1,140)
Viacom, Inc., Class B
Expiring September, 2014 at $87.50	2	(530)
Visa, Inc., Class A
Expiring September, 2014 at $215.00	3	(1,590)
Wal-Mart Stores, Inc.
Expiring September, 2014 at $77.50	5	(315)
Walt Disney Co. (The)
Expiring October, 2014 at $85.00	6	(2,400)
Waste Management, Inc.
Expiring July, 2014 at $44.00	7	(595)
Wells Fargo & Co.
Expiring July, 2014 at $50.00	17	(4,556)
Western Union Co. (The)
Expiring August, 2014 at $16.00	50	(7,450)

www.bridgeway.com	86

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Company	Number of Contracts	Value

Call Options Written (continued)
Williams Cos., Inc. (The)
Expiring August, 2014 at $48.00	5	$ (5,125)
Yum! Brands, Inc.
Expiring July, 2014 at $77.50	4	(1,572)

TOTAL CALL OPTIONS WRITTEN — (0.91%)		(429,057)

(Premiums received $(241,740))

PUT OPTIONS WRITTEN - (0.80%)
Activision Blizzard, Inc.
Expiring August, 2014 at $19.00	100	(1,200)
Affiliated Managers Group, Inc.
Expiring September, 2014 at $190.00	20	(8,600)
Avis Budget Group, Inc.
Expiring August, 2014 at $57.50	110	(20,900)
Capital One Financial Corp.
Expiring September, 2014 at $80.00	60	(10,440)
CenturyLink, Inc.
Expiring July, 2014 at $33.00	50	(500)
CF Industries Holdings, Inc.
Expiring August, 2014 at $230.00	20	(8,400)
ConocoPhillips
Expiring August, 2014 at $75.00	55	(1,155)
CR Bard, Inc.
Expiring July, 2014 at $145.00	25	(11,000)
Delta Air Lines, Inc.
Expiring September, 2014 at $38.00	130	(27,950)
E*TRADE Financial Corp.
Expiring July, 2014 at $22.00	70	(7,630)
Everest Re Group, Ltd.
Expiring July, 2014 at $155.00	20	(2,200)
FedEx Corp.
Expiring July, 2014 at $135.00	30	(300)
Herbalife, Ltd.
Expiring August, 2014 at $62.50	30	(10,470)
Hess Corp.
Expiring August, 2014 at $85.00	50	(1,200)
Ingersoll-Rand PLC
Expiring September, 2014 at $62.50	75	(21,750)
Lear Corp.
Expiring September, 2014 at $85.00	25	(5,875)
Level 3 Communications, Inc.
Expiring July, 2014 at $43.00	70	(3,500)
Expiring September, 2014 at $43.00	70	(14,350)

		(17,850)

Company	Number of Contracts	Value

Marathon Petroleum Corp.
Expiring July, 2014 at $87.50	22	$ (20,240)
Micron Technology, Inc.
Expiring August, 2014 at $30.00	75	(2,775)
Expiring July, 2014 at $26.00	30	(120)

		(2,895)
Northrop Grumman Corp.
Expiring August, 2014 at $115.00	30	(4,950)
Pfizer, Inc.
Expiring August, 2014 at $29.00	50	(2,050)
Phillips 66
Expiring August, 2014 at $80.00	22	(6,050)
Expiring August, 2014 at $85.00	35	(22,400)

		(28,450)
Quest Diagnostics, Inc.
Expiring August, 2014 at $55.00	55	(4,125)
Expiring August, 2014 at $60.00	25	(7,000)

		(11,125)
Skyworks Solutions, Inc.
Expiring August, 2014 at $40.00	85	(3,825)
Southwest Airlines Co.
Expiring July, 2014 at $27.00	20	(1,200)
Expiring September, 2014 at $25.00	180	(10,260)

		(11,460)
Trinity Industries, Inc.
Expiring July, 2014 at $40.00	100	(3,400)
Tyson Foods, Inc.
Expiring July, 2014 at $42.00	95	(49,400)
United Rentals, Inc.
Expiring September, 2014 at $100.00	50	(21,450)
Valero Energy Corp.
Expiring September, 2014 at $55.00	85	(53,975)
Wyndham Worldwide Corp.
Expiring August, 2014 at $70.00	60	(3,480)

TOTAL PUT OPTIONS WRITTEN — (0.80%)		(374,120)

(Premiums received $(397,134))

TOTAL OPTIONS WRITTEN — (1.71%)		$(803,177)

(Premiums received $(638,874))

87	Annual Report | June 30, 2014

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$24,336,674	$—	$—	$24,336,674
U.S. Government Obligations	—	22,203,459	—	22,203,459
Money Market Fund	—	3,255,585	—	3,255,585
Investments Purchased with Cash Proceeds From Securities Lending	—	38,832	—	38,832

TOTAL	$24,336,674	$25,497,876	$—	$49,834,550

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Options Written	$(803,177)	$—	$—	$(803,177)

TOTAL	$(803,177)	$—	$—	$(803,177)

See Notes to Financial Statements.

www.bridgeway.com	88

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
Investments at value	$267,466,899	$172,851,237	$479,633,025	$6,264,722
Receivables:
Portfolio securities sold	-	4,174,624	4,590,083	-
Fund shares sold	17,327	450	86,338	-
Dividends and interest	92,423	191,107	314,644	2,696
Receivable from investment adviser	-	-	-	6,077
Deposits with brokers	-	-	-	-
Prepaid expenses.	38,305	17,486	50,629	11,531
Total assets	267,614,954	177,234,904	484,674,719	6,285,026

LIABILITIES
Payables:
Portfolio securities purchased	2,549,613	785,821	1,807,617	-
Fund shares redeemed	167,704	-	684,434	-
Due to custodian	-	-	-	3,223
Loan payable	-	226,000	-	-
Payable upon return of securities loaned	5,208,535	23,734,727	57,761,347	365,087
Accrued Liabilities:
Investment adviser fees	190,442	111,952	171,296	-
Administration fees	4,738	2,788	7,685	106
Directors’ fees	277	168	462	6
Other	91,532	42,822	145,559	22,348
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-
Total liabilities	8,212,841	24,904,278	60,578,400	390,770
NET ASSETS	$259,402,113	$152,330,626	$424,096,319	$5,894,256

NET ASSETS REPRESENT
Paid-in capital	$339,378,421	$98,243,841	$252,529,331	$5,046,646
Undistributed net investment income	540,857	717,553	103,540	-
Accumulated net realized gain (loss) on investments	(125,074,410)	25,944,865	33,251,146	422,689
Net unrealized appreciation on investments	44,557,245	27,424,367	138,212,302	424,921

NET ASSETS	$259,402,113	$152,330,626	$424,096,319	$5,894,256

Shares of common stock outstanding of $.001 par value*	4,575,536	3,641,528	24,282,687	453,378

Net asset value, offering price and redemption price per share	$56.69	$41.83	$17.46(a)	$13.00(a)
Total investments at cost	$222,909,654	$145,426,870	$341,420,723	$5,839,801
Premiums received on call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

89	Annual Report | June 30, 2014

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
$38,085,392	$90,944,324	$57,491,630	$556,840,758	$49,834,550

-	-	-	3,264,536	1,853
350	3,963	250	327,505	47,251
17,576	85,571	30,482	486,383	22,073
-	-	-	39,881	-
-	-	-	-	150
7,648	12,824	10,408	60,666	15,681
38,110,966	91,046,682	57,532,770	561,019,729	49,921,558

-	-	-	3,635,170	1,999,798
56	84,025	27,029	277,338	117,552
-	-	-	-	-
-	-	-	-	-
4,650,929	5,087,724	1,104,274	-	38,832

13,070	49,160	24,122	-	19,870
601	1,572	1,046	10,243	870
39	96	61	584	40
27,634	42,557	32,644	111,684	33,480
-	-	-	-	429,057
-	-	-	-	374,120
4,692,329	5,265,134	1,189,176	4,035,019	3,013,619
$33,418,637	$85,781,548	$56,343,594	$556,984,710	$46,907,939

$45,300,322	$100,223,013	$62,917,131	$398,390,503	$44,299,538
21,889	510,944	190,722	5,514,002	59,669
(17,167,694)	(26,767,747)	(20,003,563)	(24,972,618)	(5,120,988)
5,264,120	11,815,338	13,239,304	178,052,823	7,669,720

$33,418,637	$85,781,548	$56,343,594	$556,984,710	$46,907,939

1,789,307	3,719,287	2,746,658	48,891,245	3,363,957

$18.68	$23.06	$20.51	$11.39	$13.94
$32,821,272	$79,128,986	$44,252,326	$378,787,935	$42,000,527
$-	$-	$-	$-	$241,740
$-	$-	$-	$-	$397,134

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STATEMENTS OF OPERATIONS

Fiscal Year Ended June 30, 2014

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
INVESTMENT INCOME
Dividends	$2,953,491	$1,469,112	$4,291,259	$46,198
Less: foreign taxes withheld	(20,848)	(722)	-	(13)
Interest	-	-	-	-
Securities lending	38,866	1,582,869	1,546,290	7,869
Total Investment Income	2,971,509	3,051,259	5,837,549	54,054

EXPENSES
Investment advisory fees - Base fees	2,164,889	1,320,665	2,013,238	30,631
Investment advisory fees - Performance adjustment	(359,200)	-	-	-
Administration fees	58,990	36,006	98,654	1,364
Accounting fees	74,220	66,198	121,127	54,850
Transfer agent fees	172,677	57,508	119,038	32,301
Audit fees	22,418	18,754	34,570	9,505
Legal fees	18,215	11,300	30,275	424
Custody fees	6,595	12,553	23,634	14,090
Blue sky fees	21,287	11,170	27,528	19,907
Directors’ and officers’ fees	24,112	14,923	40,622	560
Shareholder servicing fees	152,609	30,754	301,150	4,250
Reports to shareholders	26,304	6,197	33,520	891
Miscellaneous expenses	47,523	32,052	69,979	2,770
Total Expenses	2,430,639	1,618,080	2,913,335	171,543
Less investment advisory fees waived	-	-	-	(30,631)
Less expenses reimbursed by investment adviser	-	-	-	(90,788)
Net Expenses	2,430,639	1,618,080	2,913,335	50,124
NET INVESTMENT INCOME	540,870	1,433,179	2,924,214	3,930

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	51,574,990	36,865,808	45,200,727	726,074
Written options	-	-	-	-
Futures contracts	-	-	-	-
Net Realized Gain	51,574,990	36,865,808	45,200,727	726,074
Change in Unrealized Appreciation (Depreciation) on: Investments	14,508,239	(7,816,828)	38,820,181	210,124
Written options	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	14,508,239	(7,816,828)	38,820,181	210,124
Net Realized and Unrealized Gain on Investments	66,083,229	29,048,980	84,020,908	936,198
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,624,099	$30,482,159	$86,945,122	$940,128

See Notes to Financial Statements.

91	Annual Report | June 30, 2014

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$211,491	$1,307,308	$809,236	$11,995,362	$370,159
-	-	-	-	(149)
-	-	-	-	21,339
131,062	83,979	6,450	-	63
342,553	1,391,287	815,686	11,995,362	391,412

204,209	504,473	264,283	408,366	211,749
(23,458)	34,076	(17,298)	-	-
8,373	20,654	12,966	125,215	8,593
47,857	54,737	50,395	105,802	56,334
51,110	65,764	53,470	53,654	41,910
10,901	13,800	11,823	50,684	16,121
2,695	6,531	4,029	39,532	2,510
3,379	3,946	2,493	8,128	8,861
20,602	21,880	20,991	48,374	20,507
3,423	8,531	5,280	51,176	3,432
22,218	55,825	36,245	158,006	20,947
5,071	10,942	6,571	117,722	3,302
7,977	17,342	10,976	95,587	6,525
364,357	818,501	462,224	1,262,246	400,791
(43,697)	(27,989)	(17,880)	(408,366)	(69,051)
-	-	-	(90,067)	-
320,660	790,512	444,344	763,813	331,740
21,893	600,775	371,342	11,231,549	59,672

8,176,246	19,073,482	10,053,322	25,571,189	437,294
-	-	-	-	1,021,352
-	-	-	-	(1,168,652)
8,176,246	19,073,482	10,053,322	25,571,189	289,994

(944,872)	(4,096,067)	2,238,082	61,288,676	3,160,800
-	-	-	-	(165,368)
(944,872)	(4,096,067)	2,238,082	61,288,676	2,995,432
7,231,374	14,977,415	12,291,404	86,859,865	3,285,426
$7,253,267	$15,578,190	$12,662,746	$98,091,414	$3,345,098

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30,		Year Ended June 30,
	2014	2013	2014	2013

OPERATIONS
Net investment income	$540,870	$3,630,176	$1,433,179	$1,497,265
Net realized gain on investments	51,574,990	34,045,332	36,865,808	14,089,319
Net change in unrealized appreciation (depreciation) on investments	14,508,239	21,290,661	(7,816,828)	25,117,050
Net increase in net assets resulting from operations	66,624,099	58,966,169	30,482,159	40,703,634

DISTRIBUTIONS:
From net investment income	(1,735,698)	(2,292,186)	(2,464,929)	(62,868)
From net realized gains	-	-	(17,948,088)	-
Net decrease in net assets from distributions	(1,735,698)	(2,292,186)	(20,413,017)	(62,868)

SHARE TRANSACTIONS:
Proceeds from sale of shares	10,038,899	6,787,030	1,662,726	2,581,100
Reinvestment of distributions	1,660,793	2,181,600	19,320,983	59,092
Cost of shares redeemed	(38,522,785)	(50,315,693)	(10,786,724)	(13,326,070)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(26,823,093)	(41,347,063)	10,196,985	(10,685,878)
Net increase in net assets	38,065,308	15,326,920	20,266,127	29,954,888

NET ASSETS:
Beginning of year	221,336,805	206,009,885	132,064,499	102,109,611
End of year**	$259,402,113	$221,336,805	$152,330,626	$132,064,499

SHARES ISSUED & REDEEMED
Issued	195,178	174,498	39,966	78,300
Distributions reinvested	33,024	59,607	505,785	1,946
Redeemed	(775,190)	(1,330,685)	(259,111)	(428,719)
Net increase (decrease)	(546,988)	(1,096,580)	286,640	(348,473)
Outstanding at beginning of year	5,122,524	6,219,104	3,354,888	3,703,361
Outstanding at end of year	4,575,536	5,122,524	3,641,528	3,354,888

** Including undistributed net investment income of:	$540,857	$1,735,685	$717,553	$1,768,186

*	See Note 1 - Organization in the Notes to Financial Statements.

See Notes to Financial Statements.

93	Annual Report | June 30, 2014

Ultra-Small Company Market		Small-Cap Momentum
Year Ended June 30,		Year Ended June 30,
2014	2013	2014	2013

$2,924,214	$4,613,726	$3,930	$25,214
45,200,727	55,192,553	726,074	486,519

38,820,181	20,284,191	210,124	57,748
86,945,122	80,090,470	940,128	569,481

(4,139,584)	(7,601,549)	(10,130)	(35,238)
(35,854,743)	(48,273,139)	(611,659)	(217,605)
(39,994,327)	(55,874,688)	(621,789)	(252,843)

88,398,227	48,231,443	1,714,550	3,155,868
36,966,829	49,916,712	621,509	252,588
(90,103,055)	(83,188,211)	(1,197,763)	(1,358,548)
236,586	39,173	831	50

35,498,587	14,999,117	1,139,127	2,049,958
82,449,382	39,214,899	1,457,466	2,366,596

341,646,937	302,432,038	4,436,790	2,070,194
$424,096,319	$341,646,937	$5,894,256	$4,436,790

5,175,660	3,379,810	133,880	275,593
2,277,685	3,990,145	49,921	23,965
(5,302,510)	(5,852,736)	(94,408)	(119,578)
2,150,835	1,517,219	89,393	179,980
22,131,852	20,614,633	363,985	184,005
24,282,687	22,131,852	453,378	363,985

$103,540	$70,374	$-	$130

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STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2014	2013	2014	2013

OPERATIONS
Net investment income	$21,893	$180,324	$600,775	$1,294,662
Net realized gain on investments	8,176,246	4,136,945	19,073,482	10,089,532
Net change in unrealized appreciation (depreciation) on investments	(944,872)	3,409,886	(4,096,067)	9,535,422
Net increase in net assets resulting from operations	7,253,267	7,727,155	15,578,190	20,919,616

DISTRIBUTIONS:
From net investment income	(134,922)	-	(411,510)	(1,722,036)
Net decrease in net assets from distributions	(134,922)	-	(411,510)	(1,722,036)

SHARE TRANSACTIONS:
Proceeds from sale of shares	4,396,650	1,187,084	8,350,818	21,865,548
Reinvestment of distributions	128,745	-	390,564	1,624,584
Cost of shares redeemed	(8,829,944)	(10,087,659)	(17,374,484)	(31,049,588)
Net increase (decrease) in net assets resulting from share transactions	(4,304,549)	(8,900,575)	(8,633,102)	(7,559,456)

Net increase (decrease) in net assets	2,813,796	(1,173,420)	6,533,578	11,638,124

NET ASSETS:
Beginning of year	30,604,841	31,778,261	79,247,970	67,609,846
End of year*	$33,418,637	$30,604,841	$85,781,548	$79,247,970

SHARES ISSUED & REDEEMED
Issued	260,853	86,543	392,653	1,304,196
Distributions reinvested	7,459	-	18,174	100,781
Redeemed	(504,578)	(793,794)	(816,636)	(1,840,442)
Net increase (decrease)	(236,266)	(707,251)	(405,809)	(435,465)
Outstanding at beginning of year	2,025,573	2,732,824	4,125,096	4,560,561
Outstanding at end of year	1,789,307	2,025,573	3,719,287	4,125,096

* Including undistributed net investment income of:	$21,889	$134,918	$510,944	$350,726

See Notes to Financial Statements.

95	Annual Report | June 30, 2014

Large-Cap Growth		Blue Chip 35 Index		Managed Volatility
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2014	2013	2014	2013	2014	2013

$371,342	$520,067	$11,231,549	$7,359,556	$59,672	$90,434
10,053,322	3,467,573	25,571,189	9,150,508	289,994	705,496

2,238,082	5,833,513	61,288,676	39,947,827	2,995,432	912,343
12,662,746	9,821,153	98,091,414	56,457,891	3,345,098	1,708,273

(269,798)	(610,529)	(9,822,019)	(6,835,197)	(90,423)	(99,887)
(269,798)	(610,529)	(9,822,019)	(6,835,197)	(90,423)	(99,887)

2,603,682	1,201,169	122,237,919	240,050,743	27,943,007	10,018,161
257,823	577,615	9,492,007	6,403,524	84,811	93,246
(6,877,425)	(11,466,357)	(126,160,896)	(97,091,282)	(11,077,782)	(8,721,810)

(4,015,920)	(9,687,573)	5,569,030	149,362,985	16,950,036	1,389,597

8,377,028	(476,949)	93,838,425	198,985,679	20,204,711	2,997,983

47,966,566	48,443,515	463,146,285	264,160,606	26,703,228	23,705,245
$56,343,594	$47,966,566	$556,984,710	$463,146,285	$46,907,939	$26,703,228

136,923	82,722	11,688,219	26,105,773	2,098,652	809,859
13,944	41,258	921,554	765,972	6,489	7,600
(368,472)	(794,886)	(12,014,968)	(10,931,914)	(835,656)	(708,751)
(217,605)	(670,906)	594,805	15,939,831	1,269,485	108,708
2,964,263	3,635,169	48,296,440	32,356,609	2,094,472	1,985,764
2,746,658	2,964,263	48,891,245	48,296,440	3,363,957	2,094,472

$190,722	$89,178	$5,514,002	$4,104,472	$59,669	$90,420

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$43.21	$33.13	$38.19	$27.67	$25.93

Income from Investment Operations:
Net Investment Income(a)	0.11	0.65	0.62	0.51	0.58
Net Realized and Unrealized Gain (Loss)	13.73	9.84	(4.37)	10.72	1.40

Total from Investment Operations	13.84	10.49	(3.75)	11.23	1.98

Less Distributions to Shareholders from:
Net Investment Income	(0.36)	(0.41)	(1.31)	(0.71)	(0.24)

Total Distributions	(0.36)	(0.41)	(1.31)	(0.71)	(0.24)

Net Asset Value, End of Year	$56.69	$43.21	$33.13	$38.19	$27.67

Total Return	32.14%	31.92%	(9.57%)	40.81%	7.56%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$259,402	$221,337	$206,010	$106,757	$93,008
Expenses Before Waivers and Reimbursements	1.01%	0.74%(b)	(0.04%)(b)	(0.41%)(b)	(0.51%)(b)
Expenses After Waivers and Reimbursements	1.01%	0.74%	(0.04%)	(0.41%)	(0.51%)
Net Investment Income After Waivers and Reimbursements	0.22%	1.69%	1.86%	1.49%	1.94%
Portfolio Turnover Rate	125%	149%	125%	107%	118%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	For the years ended June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013, the expense ratio was significantly lower than past years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

97	Annual Report | June 30, 2014

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30

	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Year	$39.36	$27.57	$29.65	$22.94	$19.76

Income from Investment Operations:
Net Investment Income(a)	0.41	0.43	0.13	0.07	0.19
Net Realized and Unrealized Gain (Loss)	8.33	11.38	(1.79)	6.83	3.22

Total from Investment Operations	8.74	11.81	(1.66)	6.90	3.41

Less Distributions to Shareholders from:
Net Investment Income	(0.76)	(0.02)	(0.42)	(0.19)	(0.23)
Net Realized Gain	(5.51)	-	-	-	-

Total Distributions	(6.27)	(0.02)	(0.42)	(0.19)	(0.23)

Net Asset Value, End of Year	$41.83	$39.36	$27.57	$29.65	$22.94

Total Return	23.72%	42.85%	(5.41%)	30.12%	17.26%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$152,331	$132,064	$102,110	$94,434	$81,582
Expenses Before Waivers and Reimbursements	1.10%	1.17%	1.22%	1.18%	1.17%
Expenses After Waivers and Reimbursements	1.10%	1.17%	1.22%	1.18%	1.17%
Net Investment Income After Waivers and Reimbursements	0.98%	1.33%	0.49%	0.27%	0.83%
Portfolio Turnover Rate	99%	89%	93%	110%	133%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

See Notes to Financial Statements.

www.bridgeway.com	98

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Year	$15.44	$14.67	$15.34	$11.72	$10.50

Income from Investment Operations:
Net Investment Income(a)	0.12	0.22	0.12	0.12	0.14
Net Realized and Unrealized Gain (Loss)	3.66	3.49	(0.09)	3.65	1.25

Total from Investment Operations	3.78	3.71	0.03	3.77	1.39

Less Distributions to Shareholders from:
Net Investment Income	(0.18)	(0.40)	(0.14)	(0.15)	(0.17)
Net Realized Gain	(1.59)	(2.54)	(0.56)	-	-

Total Distributions	(1.77)	(2.94)	(0.70)	(0.15)	(0.17)

Paid in Capital from Redemption Fees(a)	0.01	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Year	$17.46	$15.44	$14.67	$15.34	$11.72

Total Return	25.48%	29.95%(c)	1.05%(c)	32.22%(c)	13.30%(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$424,096	$341,647	$302,432	$393,883	$343,668
Expenses Before Waivers and Reimbursements	0.72%	0.79%	0.83%	0.79%	0.77%
Expenses After Waivers and Reimbursements	0.72%	0.75%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	0.73%	1.52%	0.86%	0.82%	1.18%
Portfolio Turnover Rate	29%	41%	31%	42%	48%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

99	Annual Report | June 30, 2014

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP MOMENTUM

	Year Ended June 30

	2014	2013	2012	2011	For the Period Ended 06/30/2010(a)

Net Asset Value, Beginning of Period	$12.19	$11.25	$12.74	$9.33	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.01	0.10	0.04	0.09	0.00(c)
Net Realized and Unrealized Gain (Loss)	2.29	2.20	(0.35)	3.40	(0.67)

Total from Investment Operations	2.30	2.30	(0.31)	3.49	(0.67)

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.19)	(0.01)	(0.08)	-
Net Realized Gain	(1.47)	(1.17)	(1.18)	-	-

Total Distributions	(1.49)	(1.36)	(1.19)	(0.08)	-

Paid in Capital from Redemption Fees(b)	0.00(c)	0.00(c)	0.01	0.00(c)	-

Net Asset Value, End of Period	$13.00	$12.19	$11.25	$12.74	$9.33

Total Return	19.46%(d)	22.31%(d)	(1.40%)(d)	37.49%(d)	(6.70%)(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,894	$4,437	$2,070	$3,002	$1,888
Expenses Before Waivers and Reimbursements(e)	3.08%	5.42%	5.73%	5.43%	11.24%
Expenses After Waivers and Reimbursements(e)	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income After Waivers and Reimbursements(e)	0.07%	0.89%	0.38%	0.79%	0.50%
Portfolio Turnover Rate	242%	264%	230%	272%	3%

(a)	Commenced operations on May 28, 2010.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Amount represents less than $0.005.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP GROWTH

	Year Ended June 30

	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Year	$15.11	$11.63	$12.42	$9.14	$8.46

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.01	0.08	(0.02)	(0.01)	0.02
Net Realized and Unrealized Gain (Loss)	3.63	3.40	(0.77)	3.31	0.70

Total from Investment Operations	3.64	3.48	(0.79)	3.30	0.72

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	-	0.00(b)	(0.02)	(0.04)

Total Distributions	(0.07)	-	0.00(b)	(0.02)	(0.04)

Net Asset Value, End of Year	$18.68	$15.11	$11.63	$12.42	$9.14

Total Return	24.11%(c)	29.92%(c)	(6.35%)(c)	36.17%(c)	8.44%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$33,419	$30,605	$31,778	$46,717	$57,011
Expenses Before Waivers and Reimbursements	1.07%	1.13%	1.08%	0.98%	0.93%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.93%
Net Investment Income (Loss) After Waivers and Reimbursements	0.06%	0.60%	(0.14%)	(0.12%)	0.21%
Portfolio Turnover Rate	121%	78%	63%	87%	87%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Year	$19.21	$14.82	$15.12	$11.45	$9.73

Income from Investment Operations:
Net Investment Income(a)	0.15	0.29	0.15	0.14	0.07
Net Realized and Unrealized Gain (Loss)	3.80	4.46	(0.26)	3.60	1.72

Total from Investment Operations	3.95	4.75	(0.11)	3.74	1.79

Less Distributions to Shareholders from:
Net Investment Income	(0.10)	(0.36)	(0.19)	(0.07)	(0.07)

Total Distributions	(0.10)	(0.36)	(0.19)	(0.07)	(0.07)

Net Asset Value, End of Year	$23.06	$19.21	$14.82	$15.12	$11.45

Total Return	20.63%(b)	32.49%	(0.59%)(b)	32.73%	18.35%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$85,782	$79,248	$67,610	$93,714	$108,701
Expenses Before Waivers and Reimbursements	0.97%	0.91%	0.99%	0.87%	0.91%
Expenses After Waivers and Reimbursements	0.94%	0.91%	0.94%	0.87%	0.91%
Net Investment Income After Waivers and Reimbursements	0.71%	1.71%	1.10%	1.03%	0.64%
Portfolio Turnover Rate	83%	64%	49%	84%	81%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

LARGE-CAP GROWTH

	Year Ended June 30

	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Year	$16.18	$13.33	$13.38	$10.17	$9.06

Income from Investment Operations:
Net Investment Income(a)	0.13	0.16	0.09	0.06	0.06
Net Realized and Unrealized Gain (Loss)	4.29	2.88	(0.05)	3.22	1.11

Total from Investment Operations	4.42	3.04	0.04	3.28	1.17

Less Distributions to Shareholders from:
Net Investment Income	(0.09)	(0.19)	(0.09)	(0.07)	(0.06)

Total Distributions	(0.09)	(0.19)	(0.09)	(0.07)	(0.06)

Net Asset Value, End of Year	$20.51	$16.18	$13.33	$13.38	$10.17

Total Return	27.41%(b)	23.06%(b)	0.37%(b)	32.31%(b)	12.89%(b)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$56,344	$47,967	$48,444	$58,478	$58,409
Expenses Before Waivers and Reimbursements	0.87%	0.90%	0.92%	0.86%	0.86%
Expenses After Waivers and Reimbursements	0.84%	0.84%	0.84%	0.84%	0.84%
Net Investment Income After Waivers and Reimbursements	0.70%	1.10%	0.74%	0.47%	0.55%
Portfolio Turnover Rate	74%	49%	55%	65%	40%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP 35 INDEX

	Year Ended June 30

	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Year	$9.59	$8.16	$7.60	$6.18	$5.66

Income from Investment Operations:
Net Investment Income(a)	0.23	0.21	0.17	0.15	0.13
Net Realized and Unrealized Gain	1.77	1.46	0.55	1.39	0.52

Total from Investment Operations	2.00	1.67	0.72	1.54	0.65

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.24)	(0.16)	(0.12)	(0.13)

Total Distributions	(0.20)	(0.24)	(0.16)	(0.12)	(0.13)

Net Asset Value, End of Year	$11.39	$9.59	$8.16	$7.60	$6.18

Total Return	21.11%(b)	20.89%(b)	9.72%(b)	25.10%(b)	11.25%(b)(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$556,985	$463,146	$264,161	$331,565	$222,586
Expenses Before Waivers and Reimbursements	0.25%	0.27%	0.29%	0.27%	0.27%
Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.20%	2.36%	2.28%	2.09%	1.99%
Portfolio Turnover Rate	28%	28%	33%	19%	28%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Total return includes the effect of a reimbursement by the Adviser and the accounting agent due to a trading error.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Year	$12.75	$11.94	$11.58	$10.23	$10.19

Income from Investment Operations:
Net Investment Income(a)	0.02	0.05	0.04	0.07	0.10
Net Realized and Unrealized Gain	1.20	0.81	0.39	1.37	0.08

Total from Investment Operations	1.22	0.86	0.43	1.44	0.18

Less Distributions to Shareholders from:
Net Investment Income	(0.03)	(0.05)	(0.07)	(0.09)	(0.14)

Total Distributions	(0.03)	(0.05)	(0.07)	(0.09)	(0.14)

Net Asset Value, End of Year	$13.94	$12.75	$11.94	$11.58	$10.23

Total Return	9.61%(b)	7.23%(b)	3.74%(b)	14.15%(b)	1.67%(b)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$46,908	$26,703	$23,705	$29,246	$33,684
Expenses Before Waivers and Reimbursements	1.14%	1.35%	1.43%	1.22%	1.05%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.17%	0.37%	0.39%	0.63%	0.91%
Portfolio Turnover Rate	39%	45%	41%	34%	33%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of June 30, 2014 (each, a “Fund” and collectively, the “Funds”): Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2014, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation  Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price. In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds that invest primarily in securities that are valued at amortized cost, and the BNY Mellon Overnight Government Fund invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2014 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2014, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of June 30, 2014:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[1]	Net Amount

Aggressive Investors 1
Securities lending	$5,019,763	-	$5,019,763	-	$5,019,763	-
Ultra-Small Company
Securities lending	$22,471,189	-	$22,471,189	-	$22,471,189	-
Ultra-Small Company Market						-
Securities lending	$56,334,696	-	$56,334,696	-	$56,334,696	-
Small-Cap Momentum
Securities lending	$353,733	-	$353,733	-	$353,733	-
Small-Cap Growth
Securities lending	$4,554,897	-	$4,554,897	-	$4,554,897	-
Small-Cap Value
Securities lending	$4,967,867	-	$4,967,867	-	$4,967,867	-
Large-Cap Growth
Securities lending	$1,079,370	-	$1,079,370	-	$1,079,370	-
Managed Volatility
Securities lending	$37,797	-	$37,797	-	$37,797	-

[1]	Collateral with a value of $5,208,535, $23,734,727, $57,761,347, $365,087, $ 4,650,929, $ 5,087,724, $ 1,104,274, and $38,832 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Managed Volatility Funds, respectively. Excess of collateral received from an individual counterparty is not shown for financial reporting purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2014 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the year ended June 30, 2014 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

		Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value

Managed Volatility
Equity Contracts	Written Option		$-	Call Options Written at value Put Options Written at value	$429,057 374,120

Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)

Aggressive Investors 1
Equity Contracts	Purchased Option	Realized Gain (Loss) on Investments	$24,400

Managed Volatility
Equity Contracts	Written Option	Realized Gain (Loss) on Written Options	$1,021,352
		Change in Unrealized Appreciation (Depreciation) on Written Options		$(165,368)
	Futures Contract	Realized Gain (Loss) on Futures Contracts	$(1,168,652)

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

The derivative instruments outstanding as of June 30, 2014, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts  The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2014, the Funds had no open futures contracts.

Options  The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis, that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the year ended June 30, 2014 are as follows:

	Managed Volatility Fund Written Call Options		Managed Volatility Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2013	921	$ 185,759	1,204	$ 282,902
Positions Opened	5,562	977,376	8,722	1,544,758
Exercised	(1,428)	(249,324)	(1,688)	(305,415)
Splits	58	-	50	-
Expired	(2,097)	(370,403)	(5,107)	(937,094)
Closed	(1,506)	(301,668)	(1,152)	(188,017)

Outstanding, June 30, 2014	1,510	$ 241,740	2,029	$ 397,134

Value, June 30, 2014		$(429,057)		$ (374,120)

The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2014.

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2014. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ending 06/30/14

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	-
Small-Cap Momentum*	0.90%	121,419
Small-Cap Growth	0.94%	43,697
Small-Cap Value	0.94%	27,989
Large-Cap Growth	0.84%	17,880
Blue Chip 35 Index	0.15%	498,433
Managed Volatility	0.94%	69,051

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $127,045, $128,493 and $121,419, which expire June 30, 2015, June 30, 2016 and June 30, 2017, respectively.

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Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2014 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ 2,092,499	$ 5,638,599
Ultra-Small Company	1,088,203	14,944,543
Ultra-Small Company Market	14,147,999	6,117,057
Small-Cap Momentum	-	153,727
Small-Cap Growth	-	922,131
Small-Cap Value	-	2,973,497

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000, payable in equal monthly installments.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $14,000, with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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June 30, 2014

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2014 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$298,979,043	$ -	$328,397,297
Ultra-Small Company	-	143,836,042	-	153,923,669
Ultra-Small Company Market	-	116,335,196	-	118,154,465
Small-Cap Momentum	-	13,886,942	-	13,360,160
Small-Cap Growth	-	40,808,466	-	45,172,772
Small-Cap Value	-	69,523,160	-	77,370,675
Large-Cap Growth	-	38,731,840	-	42,565,346
Blue Chip 35 Index	-	148,217,937	-	140,909,046
Managed Volatility	-	13,728,480	300,000	7,217,393
6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2014, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Gross appreciation (excess of value over tax cost)	$ 47,875,396	$ 31,704,271	$149,164,329
Gross depreciation (excess of tax cost over value)	(3,318,151)	(4,614,768)	(10,983,510)

Net unrealized appreciation (depreciation)	$ 44,557,245	$ 27,089,503	$138,180,819

Cost of investments for income tax purposes	$222,909,654	$145,761,734	$341,452,206

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Gross appreciation (excess of value over tax cost)	$ 542,844	$ 6,205,211	$14,519,023
Gross depreciation (excess of tax cost over value)	(117,924)	(956,780)	(2,703,684)

Net unrealized appreciation (depreciation)	$ 424,920	$ 5,248,431	$11,815,339

Cost of investments for income tax purposes	$5,839,802	$32,836,961	$79,128,985

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Gross appreciation (excess of value over tax cost)	$13,724,581	$180,672,105	$ 8,110,502
Gross depreciation (excess of tax cost over value)	(485,277)	(5,379,721)	(452,508)

Net unrealized appreciation (depreciation)	$13,239,304	$175,292,384	$ 7,657,994

Cost of investments for income tax purposes	$44,252,326	$381,548,374	$41,373,379

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals and basis adjustments on investments in business development companies and passive foreign investment companies (PFICs).

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2014 and June 30, 2013, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company

	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Distributions paid from:
Ordinary income	$1,735,698	$2,292,186	$ 2,464,929	$62,868
Long-Term Capital Gain	-	-	17,948,088	-

Total	$1,735,698	$2,292,186	$20,413,017	$62,868

	Ultra-Small Company Market		Small-Cap Momentum

	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Distributions paid from:
Ordinary income	$2,799,151	$6,696,197	$ 490,538	$ 141,707
Long-Term Capital Gain	37,195,176	49,178,491	131,251	111,136

Total	$39,994,327	$55,874,688	$ 621,789	$ 252,843

	Small-Cap Growth		Small-Cap Value

	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Distributions paid from:
Ordinary income	$134,922	$-	$ 411,510	$1,722,036

Total	$134,922	$-	$ 411,510	$1,722,036

	Large-Cap Growth		Blue Chip 35 Index

	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Distributions paid from:
Ordinary income	$269,798	$610,529	$9,822,019	$6,835,197

Total	$269,798	$610,529	$9,822,019	$6,835,197

	Managed Volatility

	Year Ended June 30, 2014	Year Ended June 30, 2013

Distributions paid from:
Ordinary income	$90,423	$99,887

Total	$90,423	$99,887

At June 30, 2014, the Funds had available for tax purposes, capital loss carryovers as follows:

	Aggressive Investor 1	Ultra-Small Company

Expiring 6/30/2016	$ -	$ 142,941
6/30/2017	108,980,093	1,662,540
6/30/2018	16,094,317	-

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June 30, 2014

	Small-Cap Growth	Small-Cap Value

Expiring 6/30/2018	$17,152,005	$26,606,068

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Expiring 6/30/2018	$20,003,563	$19,555,989	$5,086,112
6/30/2019	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses related to prior year reorganizations are subject to limitations under Internal Revenue Code Section 381-384. As of the date of the reorganizations the Aggressive Investors 1 Fund had accumulated capital losses of $125,074,410 which are subject to limitation, and the Ultra-Small Company Fund had accumulated losses of $1,805,481 which are subject to limitation.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2014.

Capital loss carryovers utilized during the period June 30, 2014 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$51,574,990
Ultra-Small Company	601,827
Small-Cap Growth	8,191,935
Small-Cap Value	19,264,208
Large-Cap Growth	10,053,322
Blue Chip 35 Index	22,738,328
Managed Volatility	314,382

Components of Accumulated Earnings (Deficit)  As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Accumulated Net Investment Income (Loss)	$ 540,857	$ 1,052,417	$ -
Accumulated Net Realized Gain (Loss) on Investments*	(125,074,410)	25,944,865	33,386,169
Net Unrealized Appreciation/Depreciation of Investments	44,557,245	27,089,503	138,180,819

Total	$ (79,976,308)	$54,086,785	$171,566,988

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Accumulated Net Investment Income (Loss)	$254,683	$ 21,889	$ 510,944
Accumulated Net Realized Gain (Loss) on Investments*	168,007	(17,152,005)	(26,767,748)
Net Unrealized Appreciation/Depreciation of Investments	424,920	5,248,431	11,815,339

Total	$847,610	$(11,881,685)	$(14,441,465)

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June 30, 2014

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Accumulated Net Investment Income (Loss)	$190,722	$5,514,002	$59,669
Accumulated Net Realized Gain (Loss) on Investments*	(20,003,563)	(22,212,179)	(5,109,262)
Net Unrealized Appreciation/Depreciation of Investments	13,239,304	175,292,384	7,657,994

Total	$(6,573,537)	$158,594,207	$2,608,401

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2015. The Small-Cap Value Fund has elected to defer qualified short-term late-year losses of ($161,680). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Large-Cap Growth, and Blue Chip 35 Index Funds have no deferred qualified late-year losses. The Managed Volatility Fund has elected to defer qualified late-year long-term capital losses of $(23,150).

For the fiscal year June 30, 2014, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Paid-in-Capital	$-	$-	$3,475,745
Undistributed Net Investment Income	-	(18,883)	1,248,536
Accumulated Net Realized Gain (Loss) on Investments	-	18,883	(4,724,281)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Paid-in-Capital	$30,408	$-	$-
Undistributed Net Investment Income	6,070	-	(29,047)
Accumulated Net Realized Gain (Loss) on Investments	(36,478)	-	29,047

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

Paid-in-Capital	$-	$-	$-
Undistributed Net Investment Income	-	-	-
Accumulated Net Realized Gain (Loss) on Investments	-	-	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid and investments in real estate investment trusts, business development companies, grantor trusts and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 18, 2014. Advances under the Facility are limited to $10,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2014, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.42%	$ 947,790	81	$2,987	$ 3,599,000
Ultra-Small Company	1.41%	716,324	34	943	2,490,000
Ultra-Small Company Market	1.41%	996,505	93	3,575	5,179,000
Small-Cap Growth	1.42%	414,086	35	562	710,000
Small-Cap Value	1.42%	483,563	64	1,201	1,447,000
Large-Cap Growth	1.41%	300,172	29	336	594,000
Blue Chip 35 Index	1.42%	2,528,065	62	6,096	10,000,000

1Interest expense is included on the Statements of Operations in Miscellaneous expenses.

At June 30, 2014, Ultra-Small Company had a loan outstanding in the amount of $226,000.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund and Managed Volatility Fund (the “Funds”), each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund and Managed Volatility Fund as of June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 21, 2014

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OTHER INFORMATION

June 30, 2014 (Unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2014. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Aggressive	Ultra-Small	Ultra-Small
	Investor 1	Company	Company Market
Corporate Dividends Received Deduction	93.53%	57.89%	100.00%
Qualified Dividend Income	100.00%	58.35%	100.00%
Qualified Interest Related Dividends	0.00%	0.00%	0.00%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Small-Cap	Small-Cap	Small-Cap
	Momentum	Growth	Value
Corporate Dividends Received Deduction	6.11%	100.00%	92.47%
Qualified Dividend Income	6.22%	100.00%	92.06%
Qualified Interest Related Dividends	0.00%	0.00%	0.00%
Qualified Short Term Capital Gain Dividends	100.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Large-Cap	Blue Chip	Managed
	Growth	35 Index	Volatility
Corporate Dividends Received Deduction	100.00%	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%	100.00%
Qualified Interest Related Dividends	0.00%	0.00%	11.09%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	11.04%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2014, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Aggressive	Ultra-Small	Ultra-Small	Small-Cap
	Investors 1	Company	Company Market	Momentum
Ordinary Income Distributions	$1,735,698	$2,464,929	$2,799,151	$490,538
Equalization Debits Included in Ordinary Income Distributions	-	-	-	30,408
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	3,475,745	-
Long-Term Capital Gain Distributions	-	17,948,088	37,195,176	131,251

	Small-Cap	Small-Cap	Large-Cap	Blue Chip
	Growth	Value	Growth	35 Index	Managed Volatility
Ordinary Income Distributions	$134,922	$411,510	$269,798	$9,822,019	$90,423

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OTHER INFORMATION (continued)

June 30, 2014 (Unaudited)

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2014 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Management Agreement. The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund and its shareholders.

On May 23, 2014, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following funds: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund (each a “Fund” and collectively, the “Funds”). In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Independent Directors were furnished with a wide variety of information with respect to each Fund, including:

•	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”);

•	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

•	actual management fees paid by each Fund to the Adviser;

•	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

•	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders;

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OTHER INFORMATION (continued)

June 30, 2014 (Unaudited)

•	any “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund; and

•	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund.

The Independent Directors also met telephonically with Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

In considering the aforementioned information, the Independent Directors took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

•	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions, and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

•	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds;

•	the Adviser’s specialized skills and experience in statistical analysis and investment management and trading;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

•	the Adviser’s risk assessment and risk management capabilities;

•	the fact that the Adviser continues to use no soft dollars; and

•	the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Independent Directors periodically during the year.

In examining the nature, extent and quality of the services provided by the Adviser, the Independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills and experience in statistical analysis and investment management and trading, and viewed those skills as relatively unique within the investment management industry. The Independent Directors were satisfied that staffing levels at the Adviser were adequate and appropriate in view of the Funds’ operations.

In examining investment performance, the Independent Directors reviewed performance information as of December 31, 2013 for each Fund and considered the following:

•	With regard to the Aggressive Investors 1 Fund, the Independent Directors noted that: (i) the Fund has outperformed its benchmark index since inception by a significant margin and outperformed its peer funds for the past three year period; and (ii) ) the Fund’s performance has lagged both peer funds and its benchmark index for the past five year period and lagged its benchmark index for the past three year period. The Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment process approximately two years ago and that performance since the refinements has improved significantly.

•

With regard to the Ultra-Small Company Fund, the Independent Directors noted that the Fund has outperformed its peer funds and benchmark index for the past three year period, outperformed its peers but lagged its benchmark index for the past five year period and has significantly outperformed its benchmark index since inception. The

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OTHER INFORMATION (continued)

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Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets but that performance has improved under the recent more favorable market environment.

•	With regard to the Ultra-Small Company Market Fund, the Independent Directors noted that: (i) the Fund has outperformed its peer funds and lagged its benchmark index for the past five year period and lagged its benchmark index since inception (although by less than the Fund’s expense ratio); and (ii) the Fund has outperformed its peers and benchmark index for the past three year period The Independent Directors also considered that the Ultra-Small Company Market Fund is a passively managed fund whose peer funds have a significantly higher average market capitalization and that this difference in average capitalization was the primary reason for the difference in performance compared to peer funds. The Independent Directors also considered that the underperformance of the Ultra-Small Company Market Fund against the benchmark was driven primarily by calendar year 2009 and the effect of certain factors that have typically helped the Fund to outperform previously resulted in significant underperformance.

•	With regard to the Small-Cap Growth Fund, the Independent Directors noted that: (i) the Fund has lagged its peer funds and benchmark index for the past five year period and lagged its benchmark since inception; and (ii) the Fund has outperformed its peers and benchmark index for the past three year period. However, the Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment process approximately two years ago and that the Adviser believes these refinements are having a positive impact on the Fund.

•	With regard to the Small-Cap Value Fund, the Independent Directors noted that the Fund has outperformed its peer funds and benchmark index for the past three year period, lagged its peer funds but outperformed its benchmark index for the past five year period and has slightly lagged its benchmark index since inception. The Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment process approximately two years ago and that the Adviser believes these refinements are having a positive impact on the Fund.

•	With regard to the Large-Cap Growth Fund, the Independent Directors noted that the Fund has outperformed its peer funds and benchmark index for the past three year period, outperformed its peers but lagged its benchmark index for the past five year period and has lagged its benchmark index since inception. The Independent Directors also considered that the Fund’s performance has been negatively impacted by macro-driven markets and noted that the Adviser made some refinements to its investment process approximately two years ago and that the Adviser believes these refinements are having a positive impact on the Fund.

•	With regard to the Blue Chip 35 Index Fund, the Independent Directors noted that the Fund has outperformed its peer funds and lagged its benchmark index for the past three year period, lagged its peer funds and benchmark index for the past five year period and outperformed its benchmark index since inception.

•	With regard to the Managed Volatility Fund, the Independent Directors noted that the Fund has outperformed its peer funds but lagged its benchmark index for the past three year period, lagged its peer funds and benchmark index for the five year period and lagged its benchmark index since inception. The Independent Directors also considered that in 9 out of 12 years since inception, the fund has captured at least 40% of the S&P 500 return in up years and 40% or less of the S&P 500 return in down years, which is consistent with the design of the Fund.

•	With regard to the Small-Cap Momentum Fund, the Independent Directors noted that, during this Fund’s relatively short operating history, it has outperformed its peer funds and benchmark index for the past three year period and has slightly lagged its benchmark index since inception.

In examining fees and expenses, the Independent Directors considered the following:

•

With respect to the Aggressive Investors 1 Fund, the management fee is performance-based and adjusts higher or lower in a range in response to investment results. As a result of the performance fee and recent underperformance,

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OTHER INFORMATION (continued)

June 30, 2014 (Unaudited)

the Aggressive Investors 1 Fund’s management fee and total expenses are significantly lower than peer funds although the base management fee is higher than peer funds.

•	With respect to the Ultra-Small Company Fund, the management fee and total expenses are significantly lower than peer funds.

•	With respect to the Ultra-Small Company Market Fund, the management fee and total expenses are significantly lower than peer funds.

•	With respect to each of the Small-Cap Growth Fund, Small-Cap Value Fund and Large-Cap Growth Fund, the management fee is performance-based and adjusts higher or lower in a range in response to investment results. Each such Fund’s management fee and overall expenses were significantly lower than its respective peer funds.

•	With respect to each of the Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund, the management fee and total expenses are significantly lower than their respective peer funds.

In addition, the Independent Directors considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain levels. The Independent Directors also reviewed the fees the Adviser charged to other funds (for which the Adviser serves as subadviser) and separately managed accounts, as applicable, and evaluated the differences in fees and services provided to the Funds and such other separately managed accounts.

In examining profitability, the Independent Directors considered that the Adviser was operating some Funds at a loss, which negatively impacted the Adviser’s overall financial results. However, the Independent Directors also considered that the Adviser has significant financial resources to support ongoing operations and future growth despite currently operating some of the Funds at a loss.

With regard to economies of scale, the Independent Directors noted that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although neither Fund is at a size currently to benefit from any such breakpoints (although the Aggressive Investors 1 Fund is very close to reaching a breakpoint). The Independent Directors noted that although the Aggressive Investors 1 Fund and Ultra-Small Company Fund are not currently at an asset level at which they can take advantage of the breakpoints contained in their fee schedules, the fee schedules are structured so that when the assets of the Funds increase, economies of scale may be shared for the benefit of shareholders. Although the Ultra-Small Company Market Fund does not have fee breakpoints in its management fee schedule, the Adviser represented that it believes that the Fund does not exhibit significant economies of scale because it involves intensive and time-consuming portfolio and trading management because trades are small and oftentimes less liquid so they may take longer to execute. As a result, the Adviser indicated that an increase in assets of the Ultra-Small Company Market Fund does not necessarily lead to economies of scale. Although the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund do not have fee breakpoints in their management fee schedules, the Adviser indicated that these Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structures, the Independent Directors were satisfied that shareholders were not missing the opportunity to benefit from economies of scale if they were available.

In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Independent Directors noted that the Adviser continues to use no soft dollars and its administrative services to the Funds are structured to approximate an at-cost relationship.

After extensive discussion and consideration among themselves, and with the Adviser, Company counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel outside the presence of management, the Independent Directors concluded the following:

•	the nature, extent and quality of the Adviser’s services were appropriate and consistent with the terms of the Management Agreement and mutual fund industry norms;

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OTHER INFORMATION (continued)

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•	the investment performance of each Fund was either acceptable or better or subject to reasonable steps by the Adviser to monitor or address underperformance;

•	the management fees and overall expense levels, after taking into account any applicable management fee and expense waivers, were reasonable;

•	the costs of services provided by the Adviser to each Fund were fair and reasonable in relation to the services and benefits provided to each Fund; and

•	the shareholders of each Fund have appropriately benefitted from economies of scale, either directly through expense caps, fee waivers and/or breakpoints, or were not missing the opportunity to benefit from economies of scale in view of asset sizes and fee structures.

Based on all relevant information and factors, the Board, including a majority of its Independent Directors, unanimously approved the renewal of the Management Agreement with respect to each Fund. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

125	Annual Report | June 30, 2014

DISCLOSURE OF FUND EXPENSES

June 30, 2014 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2014 and held until June 30, 2014.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/14	Ending Account Value at 6/30/14	Expense Ratio	Expenses Paid During Period* 1/1/14 - 6/30/14

Bridgeway Aggressive Investors 1
Actual Fund Return	$1,000.00	$1,095.30	1.04%	$5.40
Hypothetical Fund Return	$1,000.00	$1,019.64	1.04%	$5.21

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,030.30	1.09%	$5.49
Hypothetical Fund Return	$1,000.00	$1,019.39	1.09%	$5.46

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,027.10	0.71%	$3.57
Hypothetical Fund Return	$1,000.00	$1,021.27	0.71%	$3.56

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,002.30	0.90%	$4.47
Hypothetical Fund Return	$1,000.00	$1,020.33	0.90%	$4.51

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,038.40	0.94%	$4.75
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,029.50	0.94%	$4.73
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

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DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2014 (Unaudited)

	Beginning Account Value at 1/1/14	Ending Account Value at 6/30/14	Expense Ratio	Expenses Paid During Period* 1/1/14 - 6/30/14

Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,071.00	0.84%	$4.31
Hypothetical Fund Return	$1,000.00	$1,020.63	0.84%	$4.21

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,061.50	0.15%	$0.77
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,052.90	0.94%	$4.78
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

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DIRECTORS & OFFICERS

June 30, 2014

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 61	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 59	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 51	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 53	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since June 2012; Executive Director, Small Steps Nurturing Center, 2004 through May 2012.	Eleven	None

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DIRECTORS & OFFICERS (continued)

June 30, 2014

“Interested” or Affiliated Directors and Officers

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[2] Age 50	President and Director	Term: 1 Year Length: 2003 to Present.

President and Chief Operating Officer, Bridgeway Capital Management, Inc., 10/2010 - present, President, Bridgeway Funds, 6/2005 - present. Director, Secretary and Vice President, Bridgeway Capital Management, Inc., 12/2002 - 10/2010.

				Eleven	None

John N. R. Montgomery[3] Age 58	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., 10/2010 - present, Vice President, Bridgeway Funds, 6/2005 - present, President, Bridgeway Capital Management, Inc., 11/1993 - 10/2010.	Eleven	None

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DIRECTORS & OFFICERS (continued)

June 30, 2014

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 56	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 52	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., 12/2004 - present, Staff member, Bridgeway Capital Management, Inc., 5/2004 - present.	N/A	None

Deborah L. Hanna Age 49	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - present.	N/A	None

Sharon Lester Age 59	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., 12/2010 - present. Prior to 12/2010, Director of Portfolio Operations, Invesco.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

[3]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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134

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

              A no-load mutual fund family of domestic funds

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

Bridgeway Funds Standardized Returns as of June 30, 2014 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	1.96%	3.94%	26.89%	NA	NA	23.99%	8/31/2011	0.78%[1]	0.60%[1]
Omni Tax-Managed Small-Cap Value	1.90%	4.16%	26.71%	NA	NA	15.28%	12/31/2010	0.78%[1]	0.61%[1]

[1]	Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2014.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgewayomni.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2014

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who maintain a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

Market Review

The domestic equity markets rose in the second quarter of 2014, continuing the positive market momentum that started in November of 2012. Broad market returns for the quarter were up 4.87% as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2014, broad market stocks were up 25.22% as represented by the Russell 3000 Index. Returns among growth stocks generally outperformed value stocks across the market cap spectrum. Mid-cap value stocks led the way, up 27.76%, followed closely by large-cap growth stocks, up 26.92%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2014*

	Quarter	Fiscal Year
Best Performing	Russell Mid-Cap Value Index +5.62%	Russell Mid-Cap Value Index +27.76%
	Russell 1000 Growth Index +5.13%	Russell 1000 Growth Index +26.92%
	Russell 1000 Value Index +5.1%	Russell 3000 Growth Index +26.75%
	Russell 3000 Value Index +4.89%	Russell Mid-Cap Growth Index +26.04%
	Russell 3000 Growth Index +4.86%	Russell 2000 Growth Index +24.73%
	Russell Mid-Cap Growth Index +4.37%	Russell 1000 Value Index +23.81%
	Russell 2000 Value Index +2.38%	Russell 3000 Value Index +23.71%
Worst Performing	Russell 2000 Growth Index +1.72%	Russell 2000 Value Index +22.54%

*	It is not possible to invest directly in an index.

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within a specific asset class.

2	Annual Report | June 30, 2014

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 1.96%, underperforming our primary market benchmark, the Russell 2000 Value Index (+2.38%).

For the fiscal year ended June 30, 2014, our Fund appreciated 26.89%, outperforming our primary market benchmark, the Russell 2000 Value Index (+22.54%).

The table below presents our June quarter, one-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized
	Quarter	1 Year	Since Inception (8/31/11)

Omni Small-Cap Value Fund	1.96%	26.89%	23.99%
Russell 2000 Value Index	2.38%	22.54%	20.83%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Omni Small-Cap Value Fund ranked 41st of 280 small-cap value funds for the twelve-month period ended June 30, 2014, and 27th of 244 such funds since inception in August, 2011. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 8/31/11 to 06/30/14

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2014, we held 596 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The overall effect of the Fund’s investment in deeper value stocks across multiple value metrics was mixed, but generally affected the Fund’s performance negatively in addition to overall smaller market cap weighting. The Energy sector was the Fund’s strongest performing sector, contributing 1.24% to the Fund’s quarterly total return, while the Financials sector was the laggard, detracting -0.16% from the Fund’s quarterly return.

Detailed Explanation of Fiscal Year Performance

Our smaller cap and deeper value exposures helped the performance for the fiscal year. Relative to our primary market benchmark, we were overweighted in the Energy sector, the strongest performing sector; this helped the Fund’s absolute and relative returns. By design, Utility sector stocks and Real Estate Investment Trusts (REITs) are not held in the Fund. They had weak relative returns in the first half of the fiscal year, but strong relative returns in the second half of the fiscal year, thus moderately helping performance of the index.

4	Annual Report | June 30, 2014

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Energy XXI Bermuda, Ltd.	Oil, Gas & Consumable Fuels	0.9%
2	Basic Energy Services, Inc.	Energy Equipment & Services	0.9%
3	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.8%
4	Green Plains, Inc.	Oil, Gas & Consumable Fuels	0.7%
5	Spansion, Inc., Class A	Semiconductors & Semiconductor Equipment	0.7%
6	Fresh Del Monte Produce, Inc.	Food Products	0.7%
7	Century Aluminum Co.	Metals & Mining	0.7%
8	SYNNEX Corp.	Electronic Equipment, Instruments & Components	0.6%
9	First Interstate BancSystem, Inc.	Commercial Banks	0.6%
10	AAR Corp.	Aerospace & Defense	0.6%
	Total		7.2%

Industry Sector Representation as of June 30, 2014

	% of Portfolio	% of Russell 2000 Value Index	Difference
Consumer Discretionary	10.3%	11.2%	-0.9%
Consumer Staples	5.0%	2.6%	2.4%
Energy	14.5%	7.6%	6.9%
Financials	31.2%	38.5%	-7.3%
Health Care	5.8%	4.9%	0.9%
Industrials	15.4%	13.3%	2.1%
Information Technology	10.7%	10.1%	0.6%
Materials	4.9%	4.7%	0.2%
Telecommunication Services	1.7%	0.8%	0.9%
Utilities	0.0%	6.5%	-6.5%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short-term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgewayomni.com	5

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 99.56%
Aerospace & Defense - 1.27%
AAR Corp.	92,600	$2,552,056
Arotech Corp.*+	64,500	287,670
Ducommun, Inc.*	33,100	864,903
Engility Holdings, Inc.*	18,400	703,984
Erickson, Inc.*+	28,500	463,125
Kratos Defense & Security Solutions, Inc.*	40,000	312,000

		5,183,738

Air Freight & Logistics - 0.50%
Air Transport Services Group, Inc.*	187,300	1,567,701
Atlas Air Worldwide Holdings, Inc.*	12,800	471,680

		2,039,381

Airlines - 0.97%
Hawaiian Holdings, Inc.*+	96,234	1,319,368
Republic Airways Holdings, Inc.*	114,400	1,240,096
SkyWest, Inc.	114,068	1,393,911

		3,953,375

Auto Components - 0.85%
China XD Plastics Co., Ltd.*+	50,900	427,051
Cooper Tire & Rubber Co.	14,000	420,000
Cooper-Standard Holding, Inc.*+	7,500	496,200
Modine Manufacturing Co.*	22,000	346,280
SORL Auto Parts, Inc.*	29,900	89,999
Spartan Motors, Inc.	22,000	99,880
Stoneridge, Inc.*	55,900	599,248
Strattec Security Corp.	1,300	83,837
Superior Industries International, Inc.	43,500	896,970

		3,459,465

Beverages - 0.07%
MGP Ingredients, Inc.	11,318	90,091
Primo Water Corp.*	37,600	179,352

		269,443

Biotechnology - 0.17%
Emergent Biosolutions, Inc.*	30,000	673,800

Building Products - 0.67%
Alpha Pro Tech, Ltd.*	52,000	110,760
Gibraltar Industries, Inc.*	81,850	1,269,493
Griffon Corp.	108,900	1,350,360

		2,730,613

Industry Company	Shares	Value

Capital Markets - 1.84%
Arlington Asset Investment Corp., Class A+	13,700	$ 374,421
BlackRock Kelso Capital Corp.+	35,000	318,850
Calamos Asset Management, Inc., Class A	30,500	408,395
Capital Southwest Corp.	22,400	806,624
CIFC Corp.+	34,600	311,746
Cowen Group, Inc., Class A*	105,900	446,898
FBR & Co.*	21,600	586,008
GFI Group, Inc.	75,000	249,000
Gladstone Capital Corp.+	31,900	320,914
INTL. FCStone, Inc.*	2,200	43,824
Investment Technology Group, Inc.*	57,050	963,004
JMP Group, Inc.	37,300	282,361
Manning & Napier, Inc.	17,000	293,420
MVC Capital, Inc.+	30,000	388,500
OFS Capital Corp.	28,708	373,204
Oppenheimer Holdings, Inc., Class A	31,093	745,921
Piper Jaffray Cos.*	11,400	590,178

		7,503,268

Chemicals - 1.54%
Core Molding Technologies, Inc.*	17,000	221,000
Gulf Resources, Inc.*	87,400	187,036
Kraton Performance Polymers, Inc.*	48,350	1,082,556
OM Group, Inc.	74,500	2,416,035
Penford Corp.*	12,302	157,835
Schulman (A.), Inc.	57,500	2,225,250

		6,289,712

Commercial Banks - 17.19%
1st Source Corp.	53,952	1,652,010
Access National Corp.	2,700	40,932
American National Bankshares, Inc.	21,800	473,714
American River Bankshares*	21,300	186,162
Ameris Bancorp*	41,900	903,364
AmeriServ Financial, Inc.	5,000	17,400
BancorpSouth, Inc.	64,850	1,593,364
Bank of Commerce Holdings	32,300	204,459
Banner Corp.	11,450	453,763
Bar Harbor Bankshares	11,250	313,650
BBCN Bancorp, Inc.	15,000	239,250

6	Annual Report | June 30, 2014

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
BCB Bancorp, Inc.	10,400	$ 140,608
BNC Bancorp+	61,844	1,055,677
BSB Bancorp, Inc.*	21,000	360,360
C&F Financial Corp.+	1,200	43,188
Camden National Corp.	9,500	368,220
Capital City Bank Group, Inc.	28,150	409,019
Cardinal Financial Corp.	25,000	461,500
Carolina Bank Holdings, Inc.*+	11,500	113,160
Central Pacific Financial Corp.	25,000	496,250
Central Valley Community Bancorp+	20,000	261,800
Century Bancorp, Inc., Class A	15,200	537,168
Chemical Financial Corp.	61,500	1,726,920
Chemung Financial Corp.+	13,500	398,790
Columbia Banking System, Inc.	44,518	1,171,269
Enterprise Bancorp, Inc.	75	1,547
Enterprise Financial Services Corp.	44,500	803,670
Farmers Capital Bank Corp.*	18,400	415,656
Fidelity Southern Corp.	22,423	291,275
Financial Institutions, Inc.	30,500	714,310
First Bancorp	49,571	909,628
First Bancorp, Inc.	1,295	22,611
First BanCorp. (Puerto Rico)*	288,800	1,571,072
First Busey Corp.	55,710	323,675
First Business Financial Services, Inc.	9,400	442,082
First Citizens Banc Corp.	2,000	18,020
First Commonwealth Financial Corp.	158,300	1,459,526
First Community Bancshares, Inc.	35,000	501,550
First Connecticut Bancorp, Inc.	16,100	258,405
First Financial Bancorp	66,600	1,146,186
First Financial Corp.	24,000	772,560
First Internet Bancorp	1,500	30,900
First Interstate BancSystem, Inc.	95,200	2,587,536
First Merchants Corp.	79,311	1,676,635
First Midwest Bancorp, Inc.	129,000	2,196,870
First of Long Island Corp. (The)	8,000	312,640
Flushing Financial Corp.	44,297	910,303

Industry Company	Shares	Value

Commercial Banks (continued)
German American Bancorp, Inc.	13,000	$ 352,040
Glacier Bancorp, Inc.	55,200	1,566,576
Great Southern Bancorp, Inc.	21,000	673,050
Hampton Roads Bankshares, Inc.*	25,363	43,878
Hanmi Financial Corp.	50,050	1,055,054
Heritage Commerce Corp.	28,100	229,577
Heritage Financial Corp.	60,260	969,583
HomeTrust Bancshares, Inc.*	300	4,731
Horizon Bancorp	3,150	68,796
Hudson Valley Holding Corp.	25,200	454,860
Independent Bank Corp., MA	6,500	249,470
Independent Bank Corp., MI	57,125	735,199
International Bancshares Corp.	65,687	1,773,549
Intervest Bancshares Corp.	59,100	457,434
Lakeland Bancorp, Inc.	72,450	782,460
LNB Bancorp, Inc.	26,672	324,865
Macatawa Bank Corp.	13,200	66,924
MainSource Financial Group, Inc.	41,750	720,188
MB Financial, Inc.	17,400	470,670
MBT Financial Corp.*	45,322	247,911
Mercantile Bank Corp.	31,600	723,008
Metro Bancorp, Inc.*	27,300	631,176
Middleburg Financial Corp.	5,000	100,000
MidSouth Bancorp, Inc.	22,500	447,525
MidWestOne Financial Group, Inc.	15,000	359,850
Monarch Financial Holdings, Inc.	13,662	160,119
MutualFirst Financial, Inc.	10,900	207,972
National Penn Bancshares, Inc.	25,000	264,500
NBT Bancorp, Inc.	13,000	312,260
NewBridge Bancorp*	96,700	779,402
Northrim BanCorp, Inc.	5,945	152,014
Old National Bancorp	20,000	285,600
Old Second Bancorp, Inc.*	54,750	272,108
OmniAmerican Bancorp, Inc.	7,644	191,100
Orrstown Financial Services, Inc.*	16,800	277,872
Pacific Continental Corp.	22,000	302,060
Pacific Mercantile Bancorp*	20,000	133,200
Park Sterling Corp.	48,852	321,935

www.bridgewayomni.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Peapack Gladstone Financial Corp.	6,894	$ 146,222
Peoples Bancorp, Inc.	29,200	772,340
Pinnacle Financial Partners, Inc.	18,700	738,276
Preferred Bank*	35,700	843,948
Premier Financial Bancorp, Inc.	4,200	67,536
PrivateBancorp, Inc.	74,750	2,172,235
QCR Holdings, Inc.	998	17,216
Renasant Corp.	47,946	1,393,790
Republic Bancorp, Inc., Class A	21,550	511,166
Republic First Bancorp, Inc.*	37,000	186,480
S&T Bancorp, Inc.	49,300	1,225,105
Salisbury Bancorp, Inc.	1,183	35,537
Sandy Spring Bancorp, Inc.	24,000	597,840
Shore Bancshares, Inc.*	1,112	10,019
Sierra Bancorp	20,000	316,000
South State Corp.	14,506	884,866
Southern National Bancorp of Virginia, Inc.	20,000	223,200
Southside Bancshares, Inc.+	14,003	405,527
Southwest Bancorp, Inc.	32,900	561,274
State Bank Financial Corp.	57,384	970,363
Suffolk Bancorp*	27,996	624,591
Summit State Bank	6,000	79,080
Tompkins Financial Corp.	12,808	617,089
TowneBank+	10,000	157,100
Trico Bancshares	37,400	865,436
Trustmark Corp.	32,100	792,549
Umpqua Holdings Corp.	7,200	129,024
Union Bankshares Corp.	60,966	1,563,778
United Community Banks, Inc.	35,650	583,590
Univest Corp. of Pennsylvania	37,600	778,320
WesBanco, Inc.	51,900	1,610,976
Wilshire Bancorp, Inc.	40,000	410,800
Wintrust Financial Corp.	18,000	828,000
Yadkin Financial Corp.*+	38,452	724,436

		70,000,879

Commercial Services & Supplies - 2.18%
ACCO Brands Corp.*	233,000	1,493,530
ARC Document Solutions, Inc.*	125,850	737,481
Brink’s Co. (The)	22,000	620,840
Courier Corp.	31,200	465,504
Ennis, Inc.	84,492	1,289,348
Kimball International, Inc., Class B	67,200	1,123,584

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
Metalico, Inc.*+	160,000	$ 198,400
Multi-Color Corp.	22,400	896,224
Quad/Graphics, Inc.	70,000	1,565,900
Versar, Inc.*	24,800	80,600
Viad Corp.	17,400	414,816

		8,886,227

Communications Equipment - 0.90%
Aviat Networks, Inc.*	310,400	397,312
Bel Fuse, Inc., Class B	13,500	346,545
Black Box Corp.	42,275	990,926
ClearOne, Inc.*	27,500	270,325
Communications Systems, Inc.	3,000	37,290
Comtech Telecommuni-cations Corp.	15,000	559,950
Emulex Corp.*	124,000	706,800
Harmonic, Inc.*	28,700	214,102
RELM Wireless Corp.*	33,900	130,854

		3,654,104

Computers & Peripherals - 0.22%
Avid Technology, Inc.*	45,000	333,000
Hutchinson Technology, Inc.*	100,900	252,250
Imation Corp.*	89,000	306,160

		891,410

Construction & Engineering - 1.14%
Aegion Corp.*	30,700	714,389
Argan, Inc.	18,600	693,594
Goldfield Corp. (The)*	20,000	34,400
Great Lakes Dredge & Dock Corp.*	50,000	399,500
Layne Christensen Co.*+	14,000	186,200
MYR Group, Inc.*	12,100	306,493
Northwest Pipe Co.*	25,800	1,040,514
Orion Marine Group, Inc.*	27,800	301,074
Pike Corp.*	90,000	806,400
Sterling Construction Co., Inc.*	18,250	171,185

		4,653,749

Consumer Finance - 0.70%
Asta Funding, Inc.*	29,100	240,075
Cash America International, Inc.	10,200	453,186
Consumer Portfolio Services, Inc.*	57,000	434,340
Encore Capital Group, Inc.*	1,179	53,550
Green Dot Corp., Class A*	22,000	417,560
Nelnet, Inc., Class A	25,800	1,068,894

8	Annual Report | June 30, 2014

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
Regional Management Corp.*	12,700	$ 196,469

		2,864,074

Distributors - 0.20%
AMCON Distributing Co.	800	64,800
VOXX International Corp.*	65,700	618,237
Weyco Group, Inc.	5,000	137,050

		820,087

Diversified Consumer Services - 0.56%
Ascent Capital Group, Inc., Class A*	4,500	297,045
Bridgepoint Education, Inc.*	38,500	511,280
Lincoln Educational Services Corp.+	39,150	175,784
Regis Corp.	60,450	851,136
Steiner Leisure, Ltd.*	10,000	432,900

		2,268,145

Diversified Financial Services - 0.84%
Gain Capital Holdings, Inc.	47,599	374,604
Interactive Brokers Group, Inc., Class A	51,150	1,191,284
MicroFinancial, Inc.	32,846	253,900
PHH Corp.*	69,550	1,598,259

		3,418,047

Diversified Telecommunication Services - 1.45%
Alaska Communications Systems Group, Inc.*	271,100	487,980
Atlantic Tele-Network, Inc.	16,300	945,400
Cbeyond, Inc.*	60,150	598,492
General Communication, Inc., Class A*	82,650	915,762
Hawaiian Telcom Holdco, Inc.*+	29,500	843,995
Iridium Communications, Inc.*+	223,625	1,891,868
Premiere Global Services, Inc.*	700	9,345
Voltari Corp.*	3,000	5,940
Vonage Holdings Corp.*	53,700	201,375

		5,900,157

Electrical Equipment - 0.47%
Broadwind Energy, Inc.*	25,000	219,250
Global Power Equipment Group, Inc.	25,300	408,848
GrafTech International, Ltd.*+	85,000	889,100

Industry Company	Shares	Value

Electrical Equipment (continued)
Orion Energy Systems, Inc.*	74,300	$ 302,401
SL Industries, Inc.*+	1,650	48,675
Ultralife Corp.*	7,350	28,224

		1,896,498

Electronic Equipment, Instruments & Components - 3.51%
Benchmark Electronics, Inc.*	65,100	1,658,748
CTS Corp.	25,000	467,500
Electro Rent Corp.	25,000	418,250
IEC Electronics Corp.*	800	3,480
Insight Enterprises, Inc.*	29,800	916,052
Key Tronic Corp.*	22,000	230,560
Multi-Fineline Electronix, Inc.*	45,600	503,424
PC Connection, Inc.	12,000	248,160
PCM, Inc.*	8,769	93,478
Plexus Corp.*	13,000	562,770
Radisys Corp.*	50,600	176,594
Sanmina Corp.*	142,700	3,250,706
ScanSource, Inc.*	21,800	830,144
Sigmatron International, Inc.*	13,000	156,780
SYNNEX Corp.*	35,900	2,615,315
TTM Technologies, Inc.*	159,800	1,310,360
Viasystems Group, Inc.*	29,800	324,522
Vishay Precision Group, Inc.*	31,448	517,634

		14,284,477

Energy Equipment & Services - 4.91%
Basic Energy Services, Inc.*	120,700	3,526,854
C&J Energy Services, Inc.*	66,300	2,239,614
Cal Dive International, Inc.*+	178,300	235,356
Dawson Geophysical Co.	26,000	744,900
ENGlobal Corp.*	83,200	259,584
Era Group, Inc.*	11,000	315,480
Forbes Energy Services, Ltd.*+	62,800	286,996
Gulf Island Fabrication, Inc.	8,503	182,985
Gulfmark Offshore, Inc., Class A	23,000	1,039,140
Hercules Offshore, Inc.*	333,700	1,341,474
Hornbeck Offshore Services, Inc.*	16,000	750,720
Key Energy Services, Inc.*	102,600	937,764
Mitcham Industries, Inc.*	30,600	427,788
Natural Gas Services Group, Inc.*	19,800	654,588
Newpark Resources, Inc.*	35,000	436,100
Parker Drilling Co.*	217,950	1,421,034

www.bridgewayomni.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
PHI, Inc.*	37,200	$ 1,658,004
Pioneer Energy Services Corp.*	131,640	2,308,966
SEACOR Holdings, Inc.*	6,000	493,500
Tesco Corp.	14,700	313,698
Vantage Drilling Co.*	218,300	419,136

		19,993,681

Food & Staples Retailing - 1.62%
Andersons, Inc. (The)	38,100	1,965,198
Ingles Markets, Inc., Class A	34,000	895,900
Pantry, Inc. (The)*	61,968	1,003,882
Roundy’s, Inc.	138,100	760,931
SpartanNash Co.	56,146	1,179,627
Weis Markets, Inc.	17,500	800,275

		6,605,813

Food Products - 2.36%
Chiquita Brands International, Inc.*	165,603	1,796,793
Coffee Holding Co., Inc.*+	13,500	95,310
Fresh Del Monte Produce, Inc.	88,000	2,697,200
John B. Sanfilippo & Son, Inc.	29,107	770,462
Omega Protein Corp.*	65,150	891,252
Post Holdings, Inc.*+	40,000	2,036,400
Seneca Foods Corp., Class A*	40,100	1,227,060
SkyPeople Fruit Juice, Inc.*	62,900	86,802

		9,601,279

Health Care Equipment & Supplies - 1.23%
Alphatec Holdings, Inc.*	220,000	358,600
AngioDynamics, Inc.*	74,400	1,214,952
CryoLife, Inc.	28,700	256,865
Invacare Corp.	47,350	869,820
Medical Action Industries, Inc.*	48,600	667,278
PhotoMedex, Inc.*+	36,397	445,863
RTI Surgical, Inc.*	23,600	102,660
Symmetry Medical, Inc.*	125,000	1,107,500

		5,023,538

Health Care Providers & Services - 4.41%
Addus HomeCare Corp.*	12,800	287,744
Almost Family, Inc.*	24,600	543,168
Amedisys, Inc.*	123,250	2,063,205
Amsurg Corp.*	28,550	1,301,023
BioTelemetry, Inc.*	74,500	534,165
Cross Country Healthcare, Inc.*	71,850	468,462

Industry Company	Shares	Value

Health Care Providers & Services (continued)
Five Star Quality Care, Inc.*	157,300	$ 788,073
Gentiva Health Services, Inc.*	40,000	602,400
Healthways, Inc.*	20,000	350,800
InfuSystems Holdings, Inc.*+	11,100	29,415
Kindred Healthcare, Inc.	81,350	1,879,185
LHC Group, Inc.*	38,000	812,060
Magellan Health, Inc.*	26,225	1,632,244
Molina Healthcare, Inc.*	41,650	1,858,840
National Healthcare Corp.	13,000	731,770
PharMerica Corp.*	72,050	2,059,910
Select Medical Holdings Corp.	86,900	1,355,640
Skilled Healthcare Group, Inc., Class A*	50,000	314,500
Triple-S Management Corp., Class B*	18,800	337,084

		17,949,688

Hotels, Restaurants & Leisure - 2.84%
Ambassadors Group, Inc.*	500	2,305
Boyd Gaming Corp.*	136,100	1,650,893
Bravo Brio Restaurant Group, Inc.*	33,800	527,618
Carrols Restaurant Group, Inc.*	48,025	341,938
Fiesta Restaurant Group, Inc.*	18,025	836,540
Frisch’s Restaurants, Inc.+	10,000	236,000
Full House Resorts, Inc.*	39,350	55,483
International Speedway Corp., Class A	21,920	729,498
Isle of Capri Casinos, Inc.*	96,200	823,472
Lakes Entertainment, Inc.*	22,700	106,917
Luby’s, Inc.*	12,600	74,088
Marcus Corp. (The)	45,850	836,762
Monarch Casino & Resort, Inc.*	29,400	445,116
Penn National Gaming, Inc.*	108,800	1,320,832
Pinnacle Entertainment, Inc.*	47,450	1,194,791
Red Lion Hotels Corp.*	705	3,863
Ruby Tuesday, Inc.*	139,900	1,061,841
Speedway Motorsports, Inc.	71,900	1,312,175

		11,560,132

Household Durables - 0.50%
Bassett Furniture Industries, Inc.	21,900	288,204
CSS Industries, Inc.	22,600	595,962
Emerson Radio Corp.*	50,700	90,246
Lifetime Brands, Inc.	24,400	383,568

10	Annual Report | June 30, 2014

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Household Durables (continued)
NACCO Industries, Inc., Class A	9,250	$ 468,050
Skullcandy, Inc.*	13,000	94,250
Stanley Furniture Co., Inc.*	44,900	120,332

		2,040,612

Household Products - 0.77%
Central Garden & Pet Co., Class A*	121,450	1,117,340
Harbinger Group, Inc.*	157,700	2,002,790

		3,120,130

Insurance - 6.75%
Ambac Financial Group, Inc.*	15,000	409,650
American Equity Investment Life Holding Co.	94,850	2,333,310
American Independence Corp.*	1,800	21,960
AMERISAFE, Inc.	10,000	406,700
Argo Group International Holdings, Ltd.	8,000	408,880
Baldwin & Lyons, Inc., Class B	13,400	347,596
Citizens, Inc.*+	3,040	22,496
Crawford & Co., Class B	73,674	742,634
Donegal Group, Inc., Class A	26,900	411,570
EMC Insurance Group, Inc.	13,700	421,686
Employers Holdings, Inc.	38,500	815,430
FBL Financial Group, Inc., Class A	19,850	913,100
Federated National Holding Co.	20,000	510,000
First Acceptance Corp.*	140,000	343,000
Fortegra Financial Corp.*	44,785	341,262
Hallmark Financial Services, Inc.*	37,800	406,350
Hilltop Holdings, Inc.*	20,000	425,200
Horace Mann Educators Corp.	60,800	1,901,216
Independence Holding Co.	10,000	141,300
Infinity Property & Casualty Corp.	15,640	1,051,477
Investors Title Co.	1,000	67,380
Kansas City Life Insurance Co.	3,400	154,632
Maiden Holdings, Ltd.	162,600	1,965,834
Meadowbrook Insurance Group, Inc.	120,150	863,878
Montpelier Re Holdings, Ltd.	46,400	1,482,480

Industry Company	Shares	Value

Insurance (continued)
National Interstate Corp.	8,000	$ 224,160
National Western Life Insurance Co., Class A	2,125	529,996
Navigators Group, Inc. (The)*	27,000	1,810,350
Safety Insurance Group, Inc.	10,500	539,490
Selective Insurance Group, Inc.	71,250	1,761,300
State Auto Financial Corp.	3,800	89,034
Stewart Information Services Corp.	62,150	1,927,272
United Fire Group, Inc.	58,800	1,724,016
United Insurance Holdings Corp.	50,000	863,000
Universal Insurance Holdings, Inc.	86,316	1,119,519

		27,497,158

Internet & Catalog Retail - 0.31%
CafePress, Inc.*	29,448	152,246
FTD Cos., Inc.*	25,380	806,830
Orbitz Worldwide, Inc.*	33,400	297,260

		1,256,336

Internet Software & Services - 1.08%
Blucora, Inc.*	30,000	566,100
Intralinks Holdings, Inc.*	40,000	355,600
Marchex, Inc., Class B	70,000	841,400
Monster Worldwide, Inc.*	264,200	1,727,868
QuinStreet, Inc.*	83,047	457,589
United Online, Inc.	41,429	430,862

		4,379,419

IT Services - 1.26%
CACI International, Inc., Class A*	25,924	1,820,124
CIBER, Inc.*	32,350	159,809
CSP, Inc.	10,000	69,200
Hackett Group, Inc. (The)	22,300	133,131
ManTech International Corp., Class A+	75,800	2,237,616
NCI, Inc., Class A*	15,200	134,976
Newtek Business Services, Inc.*	11,590	31,757
PFSweb, Inc.*	10,300	85,490
Sykes Enterprises, Inc.*	21,900	475,887

		5,147,990

www.bridgewayomni.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products - 0.19%
Johnson Outdoors, Inc., Class A	24,700	$ 637,260
Summer Infant, Inc.*	41,400	119,232

		756,492

Machinery - 2.54%
American Railcar Industries, Inc.+	30,500	2,066,985
Ampco-Pittsburgh Corp.	29,000	665,260
Briggs & Stratton Corp.	39,300	804,078
Chicago Rivet & Machine Co.	1,000	37,000
Cleantech Solutions International, Inc.*+	11,500	62,215
Dynamic Materials Corp.	20,100	444,813
Eastern Co. (The)	18,401	284,111
FreightCar America, Inc.	14,200	355,568
Greenbrier Cos., Inc. (The)*	37,700	2,171,520
Hardinge, Inc.	15,000	189,750
Hurco Cos., Inc.	6,090	171,738
Kadant, Inc.	10,000	384,500
Key Technology, Inc.*	1,950	24,024
L.S. Starrett Co., Class A (The)	22,500	346,050
Lydall, Inc.*	39,700	1,086,589
Miller Industries, Inc.	10,400	214,032
NN, Inc.	17,950	459,161
Supreme Industries, Inc., Class A*	35,805	232,732
Titan International, Inc.+	20,000	336,400
WSI Industries, Inc.+	1,300	10,998

		10,347,524

Marine - 0.24%
Baltic Trading, Ltd.	42,800	255,944
Eagle Bulk Shipping, Inc.*+	41,987	129,740
International Shipholding Corp.	24,938	571,579
Rand Logistics, Inc.*	4,000	24,000

		981,263

Media - 2.39%
A.H. Belo Corp., Class A	41,700	494,145
Ballantyne Strong, Inc.*	14,000	58,520
CTC Media, Inc.	66,000	726,660
E.W. Scripps Co., Class A (The)*	26,500	560,740
Entercom Communications Corp., Class A*	78,975	847,402
Gray Television, Inc.*	99,550	1,307,092
Harte-Hanks, Inc.	136,600	982,154
Insignia Systems, Inc.*	10,000	32,600

Industry Company	Shares	Value

Media (continued)
Journal Communications, Inc., Class A*	57,100	$ 506,477
McClatchy Co. (The), Class A*+	190,025	1,054,639
Radio One, Inc., Class D*	123,800	610,334
Reading International, Inc., Class A*	10,700	91,271
Salem Communications Corp., Class A	41,757	395,021
Scholastic Corp.	53,750	1,832,338
Sizmek, Inc.*	25,000	238,250

		9,737,643

Metals & Mining - 2.51%
A.M. Castle & Co.*	57,800	638,112
Century Aluminum Co.*	169,100	2,651,488
Friedman Industries, Inc.	3,000	25,350
Handy & Harman, Ltd.*	800	21,416
Horsehead Holding Corp.*	7,800	142,428
Kaiser Aluminum Corp.	21,980	1,601,683
Materion Corp.	33,400	1,235,466
Noranda Aluminum Holding Corp.	123,500	435,955
Olympic Steel, Inc.	43,200	1,069,200
Schnitzer Steel Industries, Inc., Class A+	66,500	1,733,655
SunCoke Energy, Inc.*	28,000	602,000
Universal Stainless & Alloy Products, Inc.*	1,508	48,980

		10,205,733

Multiline Retail - 0.17%
Fred’s, Inc., Class A	46,200	706,398

Oil, Gas & Consumable Fuels - 9.60%
Adams Resources & Energy, Inc.	13,700	1,070,381
Alon USA Energy, Inc.	83,950	1,044,338
Alpha Natural Resources, Inc.*+	51,000	189,210
Apco Oil and Gas International, Inc.*	23,926	345,252
Arch Coal, Inc.+	82,500	301,125
Bill Barrett Corp.*	82,700	2,214,706
Callon Petroleum Co.*	102,400	1,192,960
Carrizo Oil & Gas, Inc.*	10,000	692,600
Clayton Williams Energy, Inc.*	16,000	2,197,920
Cloud Peak Energy, Inc.*	91,900	1,692,798
Comstock Resources, Inc.	85,400	2,462,936
Contango Oil & Gas Co.*	7,500	317,325
Delek US Holdings, Inc.	46,600	1,315,518

12	Annual Report | June 30, 2014

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
DHT Holdings, Inc.	36,722	$ 264,398
Earthstone Energy, Inc.*+	1,202	40,628
Energy XXI Bermuda, Ltd.+	150,515	3,556,669
Equal Energy, Ltd.	93,200	505,144
Gastar Exploration, Inc.*	95,500	831,805
Green Plains, Inc.	90,200	2,964,874
Hallador Energy Co.	70,000	664,300
Knightsbridge Tankers, Ltd.	28,000	397,320
Matador Resources Co.*	20,000	585,600
Mexco Energy Corp.*	6,000	49,860
Midstates Petroleum Co., Inc.*+	138,300	999,909
New Concept Energy, Inc.*+	4,800	15,984
Northern Oil and Gas, Inc.*+	39,100	636,939
PBF Energy, Inc., Class A	14,000	373,100
Penn Virginia Corp.*	142,300	2,411,985
Renewable Energy Group, Inc.*	151,341	1,735,881
Resolute Energy Corp.*	59,300	512,352
REX American Resources Corp.*	24,020	1,760,906
Sanchez Energy Corp.*+	15,000	563,850
Stone Energy Corp.*	46,700	2,185,093
TransAtlantic Petroleum, Ltd.*	10,000	113,900
U.S. Energy Corp. - Wyoming*	94,400	408,752
VAALCO Energy, Inc.*	51,500	372,345
W&T Offshore, Inc.	74,600	1,221,202
Warren Resources, Inc.*	144,400	895,280

		39,105,145

Paper & Forest Products - 0.81%
Mercer International, Inc.*	79,150	831,075
Orient Paper, Inc.	22,877	49,186
PH Glatfelter Co.	20,500	543,865
Resolute Forest Products*	112,000	1,879,360

		3,303,486

Personal Products - 0.19%
Mannatech, Inc.*	8,400	101,724
Natural Alternatives International, Inc.*+	400	2,156
Nutraceutical International Corp.*	28,700	684,782

		788,662

Professional Services - 2.51%
CBIZ, Inc.*	115,775	1,045,448
CDI Corp.	32,000	461,120
CRA International, Inc.*	21,900	504,795

Industry Company	Shares	Value

Professional Services (continued)
FTI Consulting, Inc.*	47,800	$ 1,807,796
Heidrick & Struggles International, Inc.	55,000	1,017,500
ICF International, Inc.*	17,150	606,424
Kelly Services, Inc., Class A	80,614	1,384,142
Navigant Consulting, Inc.*	99,600	1,738,020
RCM Technologies, Inc.*	6,100	38,796
RPX Corp.*	44,000	781,000
VSE Corp.	11,800	829,776

		10,214,817

Road & Rail - 1.34%
ArcBest Corp.	45,700	1,988,407
Celadon Group, Inc.	22,400	477,568
Covenant Transportation Group, Inc., Class A*	45,300	583,464
Marten Transport, Ltd.	55,482	1,240,023
P.A.M. Transportation Services, Inc.*	26,819	749,859
USA Truck, Inc.*	21,836	405,931

		5,445,252

Semiconductors & Semiconductor Equipment - 3.46%
Alpha & Omega Semiconductor, Ltd.*	55,000	509,850
Amkor Technology, Inc.*	162,600	1,817,868
Brooks Automation, Inc.	33,000	355,410
Cirrus Logic, Inc.*	29,800	677,652
Diodes, Inc.*	16,400	474,944
Fairchild Semiconductor International, Inc.*	58,000	904,800
Integrated Silicon Solution, Inc.*	68,200	1,007,314
Kulicke & Soffa Industries, Inc.*	71,900	1,025,294
MagnaChip Semiconductor Corp.*	38,400	541,440
OmniVision Technologies, Inc.*	79,100	1,738,618
Pericom Semiconductor Corp.*	40,000	361,600
Photronics, Inc.*	168,550	1,449,530
Spansion, Inc., Class A*	136,500	2,876,055
Ultra Clean Holdings, Inc.*	39,300	355,665

		14,096,040

Software - 0.28%
Ebix, Inc.+	40,000	572,400
Mind CTI, Ltd.	20,000	48,000
Net 1 UEPS Technologies, Inc.*	3,400	38,692

www.bridgewayomni.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Software (continued)
NetSol Technologies, Inc.*+	31,000	$ 120,280
TeleCommunication Systems, Inc., Class A*	110,743	364,344

		1,143,716

Specialty Retail - 1.79%
Barnes & Noble, Inc.*	82,000	1,868,780
Brown Shoe Co., Inc.	51,400	1,470,554
Build-A-Bear Workshop, Inc.*	8,050	107,548
Children’s Place, Inc. (The)	10,500	521,115
Citi Trends, Inc.*	28,900	620,194
hhgregg, Inc.*	50,000	508,500
Pep Boys-Manny, Moe & Jack (The)*	52,900	606,234
Stein Mart, Inc.	33,750	468,788
Systemax, Inc.*	12,500	179,625
Trans World Entertainment Corp.	70,000	266,000
TravelCenters of America LLC*	35,400	314,352
West Marine, Inc.*	35,300	362,178

		7,293,868

Textiles, Apparel & Luxury Goods - 0.53%
Delta Apparel, Inc.*	10,000	143,200
Joe’s Jeans, Inc.*	192,000	203,520
Perry Ellis International, Inc.*	25,500	444,720
Rocky Brands, Inc.	9,900	140,877
Unifi, Inc.*	44,300	1,219,579

		2,151,896

Thrifts & Mortgage Finance - 3.89%
Astoria Financial Corp.	112,100	1,507,745
Bank Mutual Corp.	124,700	723,260
BankFinancial Corp.	35,100	391,716
Berkshire Hills Bancorp, Inc.	20,000	464,400
Cape Bancorp, Inc.	29,300	314,389
Cheviot Financial Corp.+	3,893	48,507
Dime Community Bancshares, Inc.	42,100	664,759
ESB Financial Corp.	36,600	473,604
ESSA Bancorp, Inc.	33,100	368,403
Federal Agricultural Mortgage Corp., Class C	21,500	668,220
First Defiance Financial Corp.	19,400	556,780
First Financial Northwest, Inc.	35,182	382,428

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
Flagstar Bancorp, Inc.*	57,100	$ 1,033,510
Fox Chase Bancorp, Inc.	10,500	177,030
Heritage Financial Group, Inc.	16,800	333,144
HMN Financial, Inc.*	5,000	55,000
Home Loan Servicing Solutions, Ltd.	20,000	454,600
HomeStreet, Inc.	26,400	484,968
HopFed Bancorp, Inc.	18,100	210,322
Meta Financial Group, Inc.	7,900	316,000
NASB Financial, Inc.+	4,600	108,790
Northwest Bancshares, Inc.	22,000	298,540
OceanFirst Financial Corp.	39,900	660,744
Provident Financial Holdings, Inc.	26,600	386,764
Provident Financial Services, Inc.	69,700	1,207,204
Pulaski Financial Corp.	4,900	55,860
Riverview Bancorp, Inc.*	50,000	194,000
Security National Financial Corp., Class A*	74,550	318,328
SI Financial Group, Inc.	15,000	172,650
Territorial Bancorp, Inc.	21,200	442,656
Timberland Bancorp, Inc.	9,000	94,860
TrustCo Bank Corp. - NY	55,000	367,400
United Community Bancorp	11,800	138,886
United Community Financial Corp.*	61,324	253,268
United Financial Bancorp, Inc.	42,900	581,295
Westfield Financial, Inc.	53,081	395,984
WSFS Financial Corp.	7,000	515,690

		15,821,704

Trading Companies & Distributors - 1.60%
AeroCentury Corp.*+	5,400	83,862
Aircastle, Ltd.	112,400	1,997,348
CAI International, Inc.*	16,500	363,165
Essex Rental Corp.*	57,700	140,211
General Finance Corp.*	61,500	584,250
Rush Enterprises, Inc., Class A*	58,500	2,028,195
TAL International Group, Inc.*	17,250	765,210
Willis Lease Finance Corp.*	22,000	539,440

		6,501,681

14	Annual Report | June 30, 2014

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services - 0.24%
Shenandoah Telecommuni- cations Co.	5,600	$ 170,576
USA Mobility, Inc.	53,100	817,740

		988,316

TOTAL COMMON STOCKS - 99.56%		405,406,061

(Cost $308,969,464)

RIGHTS - 0.01%
Leap Wireless CVR*Δ	32,900	41,454

TOTAL RIGHTS - 0.01%		41,454

(Cost $80,276)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.35%
BlackRock FedFund	0.01%	1,412,471	1,412,471

TOTAL MONEY MARKET FUND - 0.35%			1,412,471

(Cost $1,412,471)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.09%
BNY Mellon Overnight
Government Fund**	0.01%	16,673,932	16,673,932

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.09%			16,673,932

(Cost $16,673,932)

TOTAL INVESTMENTS - 104.01%			$423,533,918
(Cost $327,136,143)
Liabilities in Excess of Other Assets - (4.01%)			(16,342,358)

NET ASSETS - 100.00%			$407,191,560

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
^	Rate disclosed as of June 30, 2014.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $16,194,748 at June 30, 2014.
CVR - Contingent Value Right
LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$405,406,061	$—	$ —	$405,406,061
Rights	—	—	41,454	41,454
Money Market Fund	—	1,412,471	—	1,412,471
Investments Purchased with Cash Proceeds From Securities Lending	—	16,673,932	—	16,673,932

TOTAL	$405,406,061	$18,086,403	$ 41,454	$423,533,918

www.bridgewayomni.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Rights	Total

Balance as of 06/30/2013	$ —	$ —
Purchases	80,276	80,276
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	(38,822)	(38,822)
Transfers in	—	—
Transfers out	—	—

Balance as of 06/30/2014	$41,454	$ 41,454

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2014	$(38,822)	$(38,822)

See Notes to Financial Statements.

16	Annual Report | June 30, 2014

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2014

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2014, our Fund appreciated 1.90%, underperforming our primary market benchmark, the Russell 2000 Value Index (+2.38%).

For the fiscal year ended June 30, 2014, our Fund appreciated 26.71%, outperforming our primary market benchmark, the Russell 2000 Value Index (+22.54%).

The table below presents our June quarter, one-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2014

			Annualized
	Quarter	1 Year	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	1.90%	26.71%	15.28%
Russell 2000 Value Index	2.38%	22.54%	13.63%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2014, Omni Tax-Managed Small-Cap Value Fund ranked 46th of 280 small-cap value funds for the twelve-month period ended June 30, 2014 and 52nd of 220 such funds since inception in December, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgewayomni.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 12/31/10 to 6/30/14

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2014, we held 614 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The overall effect of the Fund’s investment in deeper value stocks across multiple value metrics was mixed, but generally affected the Fund’s performance negatively in addition to overall smaller market cap weighting. The Energy sector was the Fund’s strongest performing sector, contributing 1.28% to the Fund’s quarterly total return, while the Materials sector was the laggard, detracting -0.15% from the Fund’s quarterly return.

Detailed Explanation of Fiscal Year Performance

Our smaller cap and deeper value exposures helped the performance for the fiscal year. Relative to our primary market benchmark, we were overweighted in the Energy sector, the strongest performing sector; this helped the Fund’s absolute and relative returns. By design, Utility sector stocks and Real Estate Investment Trusts (REITs) are not held in the Fund. They had weak relative returns in the first half of the fiscal year, but strong relative returns in the second half of the fiscal year, thus moderately helping performance of the Russell 2000 Value Index.

18	Annual Report | June 30, 2014

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2014

Rank	Description	Industry	% of Net Assets
1	Energy XXI Bermuda, Ltd.	Oil, Gas & Consumable Fuels	1.0%
2	EnLink Midstream LLC	Oil, Gas & Consumable Fuels	0.8%
3	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.8%
4	Green Plains, Inc.	Oil, Gas & Consumable Fuels	0.7%
5	Basic Energy Services, Inc.	Energy Equipment & Services	0.7%
6	Kindred Healthcare, Inc.	Health Care Providers & Services	0.7%
7	Penn Virginia Corp.	Oil, Gas & Consumable Fuels	0.7%
8	SYNNEX Corp.	Electronic Equipment, Instruments & Components	0.7%
9	Fresh Del Monte Produce, Inc.	Food Products	0.7%
10	Spansion, Inc., Class A	Semiconductors & Semiconductor Equipment	0.7%
	Total		7.5%

Industry Sector Representation as of June 30, 2014

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	10.6%	11.2%	-0.6%
Consumer Staples	4.6%	2.6%	2.0%
Energy	15.1%	7.5%	7.6%
Financials	31.4%	38.5%	-7.1%
Health Care	6.2%	4.9%	1.3%
Industrials	15.2%	13.3%	1.9%
Information Technology	10.8%	10.1%	0.7%
Materials	4.3%	4.7%	-0.4%
Telecommunication Services	1.7%	0.8%	0.9%
Utilities	0.0%	6.5%	-6.5%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2014, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short-term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgewayomni.com	19

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
COMMON STOCKS - 100.01%
Aerospace & Defense - 1.22%
AAR Corp.	96,060	$ 2,647,414
Arotech Corp.*+	52,800	235,488
Ducommun, Inc.*	34,750	908,018
Engility Holdings, Inc.*	8,700	332,862
Erickson, Inc.*+	27,700	450,125
Kratos Defense & Security Solutions, Inc.*	76,900	599,820

		5,173,727

Air Freight & Logistics - 0.54%
Air Transport Services Group, Inc.*	193,450	1,619,176
Atlas Air Worldwide Holdings, Inc.*	18,700	689,095

		2,308,271

Airlines - 0.99%
Hawaiian Holdings, Inc.*	96,200	1,318,902
Republic Airways Holdings, Inc.*	142,504	1,544,743
SkyWest, Inc.	111,832	1,366,587

		4,230,232

Auto Components - 1.01%
China Automotive Systems, Inc.+	28,500	247,665
China XD Plastics Co., Ltd.*+	16,000	134,240
Cooper Tire & Rubber Co.	14,500	435,000
Cooper-Standard Holding, Inc.*+	11,910	787,966
Modine Manufacturing Co.*	53,900	848,386
SORL Auto Parts, Inc.*	48,000	144,480
Spartan Motors, Inc.	45,000	204,300
Stoneridge, Inc.*	33,400	358,048
Strattec Security Corp.	4,380	282,466
Superior Industries International, Inc.	41,600	857,792

		4,300,343

Beverages - 0.02%
MGP Ingredients, Inc.	12,300	97,908

Biotechnology - 0.11%
Emergent Biosolutions, Inc.*	20,000	449,200

Building Products - 0.66%
Alpha Pro Tech, Ltd.*	54,000	115,020
Gibraltar Industries, Inc.*	84,706	1,313,790
Griffon Corp.	110,250	1,367,100

		2,795,910

Industry Company	Shares	Value

Capital Markets - 1.96%
Arlington Asset Investment Corp., Class A+	13,700	$ 374,421
Calamos Asset Management, Inc., Class A	49,700	665,483
Capital Southwest Corp.+	16,800	604,968
CIFC Corp.	41,000	369,410
Cowen Group, Inc., Class A*	157,300	663,806
FBR & Co.*	11,775	319,456
GFI Group, Inc.	135,680	450,458
INTL. FCStone, Inc.*	29,950	596,604
Investment Technology Group, Inc.*	63,250	1,067,660
JMP Group, Inc.	37,400	283,118
Manning & Napier, Inc.	27,800	479,828
MVC Capital, Inc.+	30,000	388,500
OFS Capital Corp.+	32,500	422,500
Oppenheimer Holdings, Inc., Class A	34,419	825,712
Piper Jaffray Cos.*	16,100	833,497

		8,345,421

Chemicals - 1.33%
China Green Agriculture, Inc.*+	36,800	80,960
Core Molding Technologies, Inc.*	22,425	291,525
Gulf Resources, Inc.*	43,700	93,518
Kraton Performance Polymers, Inc.*	16,075	359,919
OM Group, Inc.	77,800	2,523,054
Penford Corp.*	1,900	24,377
Schulman (A.), Inc.	58,600	2,267,820

		5,641,173

Commercial Banks - 17.33%
1st Source Corp.	52,500	1,607,550
Access National Corp.	5,600	84,896
American National Bankshares, Inc.	13,060	283,794
American River Bankshares*	20,744	181,303
Ameris Bancorp*	30,300	653,268
AmeriServ Financial, Inc.	5,000	17,400
BancorpSouth, Inc.	95,900	2,356,263
Bank of Commerce Holdings	28,400	179,772
Bank of Kentucky Financial Corp. (The)	4,400	153,076
Banner Corp.	25,057	993,009
Bar Harbor Bankshares+	10,500	292,740

20	Annual Report | June 30, 2014

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
BBCN Bancorp, Inc.	2,600	$ 41,470
BCB Bancorp, Inc.	11,300	152,776
BNC Bancorp+	61,956	1,057,589
BSB Bancorp, Inc.*	15,800	271,128
C&F Financial Corp.+	2,400	86,376
Camden National Corp.	5,853	226,862
Capital City Bank Group, Inc.	40,050	581,926
Cardinal Financial Corp.	24,478	451,864
Carolina Bank Holdings, Inc.*	11,500	113,160
Cascade Bancorp*	32,369	168,642
Central Pacific Financial Corp.	49,400	980,590
Central Valley Community Bancorp+	21,000	274,890
Century Bancorp, Inc., Class A	14,300	505,362
Chemical Financial Corp.	60,300	1,693,224
Chemung Financial Corp.+	10,998	324,881
Columbia Banking System, Inc.	38,300	1,007,673
Customers Bancorp, Inc.*	20,000	400,200
Eastern Virginia Bankshares, Inc.*	7,051	45,126
Enterprise Bancorp, Inc.	75	1,547
Enterprise Financial Services Corp.	43,500	785,610
Farmers Capital Bank Corp.*	13,400	302,706
Fidelity Southern Corp.	42,700	554,673
Financial Institutions, Inc.	30,000	702,600
First Bancorp	51,600	946,860
First Bancorp, Inc.	11,800	206,028
First BanCorp. (Puerto Rico)*	293,700	1,597,728
First Busey Corp.	111,500	647,815
First Business Financial Services, Inc.	9,200	432,676
First Citizens Banc Corp.	2,000	18,020
First Commonwealth Financial Corp.	121,200	1,117,464
First Community Bancshares, Inc.	13,100	187,723
First Connecticut Bancorp, Inc.	4,800	77,040
First Financial Bancorp	68,337	1,176,080
First Financial Corp.	26,830	863,658
First Internet Bancorp	1,200	24,720
First Interstate BancSystem, Inc.	94,600	2,571,228
First Merchants Corp.	71,000	1,500,940

Industry Company	Shares	Value

Commercial Banks (continued)
First Midwest Bancorp, Inc.	115,900	$ 1,973,777
First of Long Island Corp. (The)	12,000	468,960
Flushing Financial Corp.	43,300	889,815
German American Bancorp, Inc.	12,500	338,500
Glacier Bancorp, Inc.	76,700	2,176,746
Great Southern Bancorp, Inc.	20,750	665,038
Hampton Roads Bankshares, Inc.*	25,362	43,876
Hanmi Financial Corp.	46,563	981,548
Heartland Financial USA, Inc.	10,950	270,794
Heritage Commerce Corp.	30,000	245,100
Heritage Financial Corp.	40,502	651,677
HomeTrust Bancshares, Inc.*	50,000	788,500
Horizon Bancorp	1,363	29,768
Hudson Valley Holding Corp.	37,800	682,290
Huntington Bancshares, Inc.	17,709	168,944
Independent Bank Corp., MA	11,000	422,180
Independent Bank Corp., MI	10,500	135,135
International Bancshares Corp.	64,600	1,744,200
Intervest Bancshares Corp.	45,200	349,848
Lakeland Bancorp, Inc.	71,940	776,952
LNB Bancorp, Inc.	17,000	207,060
Macatawa Bank Corp.	12,550	63,628
MainSource Financial Group, Inc.	41,500	715,875
MB Financial, Inc.	19,700	532,885
MBT Financial Corp.*	47,011	257,150
Mercantile Bank Corp.	18,700	427,856
Metro Bancorp, Inc.*	26,250	606,900
Middleburg Financial Corp.	8,863	177,260
MidSouth Bancorp, Inc.	23,300	463,437
MidWestOne Financial Group, Inc.	12,000	287,880
Monarch Financial Holdings, Inc.	12,538	146,945
MutualFirst Financial, Inc.	8,700	165,996
National Penn Bancshares, Inc.	20,000	211,600
NBT Bancorp, Inc.	20,932	502,787
NewBridge Bancorp*	99,388	801,067
Northrim BanCorp, Inc.	14,000	357,980
OFG Bancorp	22,000	405,020
Old National Bancorp	30,600	436,968
Old Second Bancorp, Inc.*	30,050	149,348

www.bridgewayomni.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
OmniAmerican Bancorp, Inc.	9,756	$ 243,900
Orrstown Financial Services, Inc.*	16,700	276,218
Pacific Continental Corp.	22,200	304,806
Pacific Mercantile Bancorp*	20,000	133,200
Park Sterling Corp.	50,298	331,464
Peapack Gladstone Financial Corp.	318	6,745
Peoples Bancorp of North Carolina, Inc.	14,500	235,190
Peoples Bancorp, Inc.	28,550	755,148
Pinnacle Financial Partners, Inc.	45,750	1,806,210
Preferred Bank*	36,000	851,040
Premier Financial Bancorp, Inc.	5,366	86,285
PrivateBancorp, Inc.	73,900	2,147,534
Renasant Corp.	48,700	1,415,709
Republic Bancorp, Inc., Class A	25,700	609,604
Republic First Bancorp, Inc.*	83,000	418,320
S&T Bancorp, Inc.	30,700	762,895
Salisbury Bancorp, Inc.	1,183	35,537
Sandy Spring Bancorp, Inc.	14,300	356,213
Shore Bancshares, Inc.*	20,000	180,200
Sierra Bancorp	17,200	271,760
South State Corp.	16,911	1,031,571
Southern National Bancorp of Virginia, Inc.	35,000	390,600
Southside Bancshares, Inc.+	12,129	351,256
Southwest Bancorp, Inc.	23,900	407,734
State Bank Financial Corp.	56,500	955,415
Suffolk Bancorp*	27,900	622,449
Summit State Bank	5,000	65,900
Tompkins Financial Corp.	8,400	404,712
TowneBank+	10,000	157,100
Trico Bancshares+	38,900	900,146
Trustmark Corp.	20,800	513,552
Umpqua Holdings Corp.	25,000	448,000
Union Bankshares Corp.	58,628	1,503,808
United Community Banks, Inc.	57,770	945,695
Univest Corp. of Pennsylvania	39,200	811,440
WesBanco, Inc.	48,490	1,505,130
Wintrust Financial Corp.	24,600	1,131,600
Yadkin Financial Corp.*	38,000	715,920

		73,713,222

Industry Company	Shares	Value

Commercial Services & Supplies - 1.74%
ACCO Brands Corp.*	239,800	$ 1,537,118
Brink’s Co. (The)	22,500	634,950
Courier Corp.	30,350	452,822
Ennis, Inc.	34,000	518,840
Intersections, Inc.	54,550	268,386
Kimball International, Inc., Class B	78,800	1,317,536
Metalico, Inc.*+	163,000	202,120
Multi-Color Corp.	5,750	230,058
Quad/Graphics, Inc.	83,000	1,856,710
Versar, Inc.*	27,300	88,725
Viad Corp.	12,700	302,768

		7,410,033

Communications Equipment - 0.66%
Bel Fuse, Inc., Class B	3,600	92,412
Black Box Corp.	43,386	1,016,968
ClearOne, Inc.*	26,500	260,495
Communications Systems, Inc.	2,300	28,589
Comtech Telecommuni- cations Corp.	4,000	149,320
Emulex Corp.*	90,000	513,000
Harmonic, Inc.*	99,100	739,286

		2,800,070

Computers & Peripherals - 0.15%
Datalink Corp.*	500	5,000
Hutchinson Technology, Inc.*	105,500	263,750
Imation Corp.*	110,500	380,120

		648,870

Construction & Engineering - 1.37%
Aegion Corp.*	31,300	728,351
Goldfield Corp. (The)*	65,000	111,800
Great Lakes Dredge & Dock Corp.*	55,000	439,450
Layne Christensen Co.*+	6,430	85,519
MYR Group, Inc.*	15,000	379,950
Northwest Pipe Co.*	19,000	766,270
Orion Marine Group, Inc.*	128,500	1,391,655
Pike Corp.*	94,700	848,512
Sterling Construction Co., Inc.*	30,000	281,400
Tutor Perini Corp.*	24,500	777,630

		5,810,537

Consumer Finance - 0.79%
Asta Funding, Inc.*	9,150	75,487
Cash America International, Inc.	24,900	1,106,307

22	Annual Report | June 30, 2014

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
Consumer Portfolio Services, Inc.*	59,000	$ 449,580
Encore Capital Group, Inc.*	973	44,194
Green Dot Corp., Class A*	21,800	413,764
Nelnet, Inc., Class A	25,900	1,073,037
Regional Management Corp.*	13,100	202,657

		3,365,026

Distributors - 0.20%
AMCON Distributing Co.	800	64,800
VOXX International Corp.*	69,000	649,290
Weyco Group, Inc.	5,000	137,050

		851,140

Diversified Consumer Services - 0.37%
Ascent Capital Group, Inc., Class A*	7,000	462,070
Bridgepoint Education, Inc.*	18,224	242,015
Education Management Corp.*+	40,000	67,600
Regis Corp.	34,050	479,424
Steiner Leisure, Ltd.*	8,000	346,320

		1,597,429

Diversified Financial Services - 0.89%
Gain Capital Holdings, Inc.	39,900	314,013
Interactive Brokers Group, Inc., Class A	90,750	2,113,568
MicroFinancial, Inc.	22,000	170,060
PHH Corp.*	46,000	1,057,080
Resource America, Inc., Class A	12,000	112,200

		3,766,921

Diversified Telecommunication Services - 1.29%
Alaska Communications Systems Group, Inc.*	379,000	682,200
Atlantic Tele-Network, Inc.	17,500	1,015,000
Cbeyond, Inc.*	61,666	613,577
General Communication, Inc., Class A*	10,000	110,800
Hawaiian Telcom Holdco, Inc.*+	35,400	1,012,794
Iridium Communications, Inc.*+	217,125	1,836,878
Premiere Global Services, Inc.*	15,800	210,930
Voltari Corp.*+	2,100	4,158
Vonage Holdings Corp.*	600	2,250

		5,488,587

Industry Company	Shares	Value

Electrical Equipment - 0.48%
Broadwind Energy, Inc.*	50,000	$ 438,500
Global Power Equipment Group, Inc.	15,000	242,400
GrafTech International, Ltd.*+	97,500	1,019,850
Orion Energy Systems, Inc.*	76,924	313,081
SL Industries, Inc.*	400	11,800
Ultralife Corp.*	7,150	27,456

		2,053,087

Electronic Equipment, Instruments & Components - 3.89%
Benchmark Electronics, Inc.*	99,700	2,540,356
CTS Corp.	25,000	467,500
Electro Rent Corp.	8,100	135,513
IEC Electronics Corp.*	8,150	35,452
Insight Enterprises, Inc.*	44,883	1,379,703
Iteris, Inc.*	25,000	42,500
Key Tronic Corp.*	11,900	124,712
PC Connection, Inc.	32,000	661,760
PCM, Inc.*	15,675	167,096
Plexus Corp.*	9,500	411,255
Radisys Corp.*	74,700	260,703
Sanmina Corp.*	149,100	3,396,498
ScanSource, Inc.*	14,000	533,120
Sigmatron International, Inc.*	20,000	241,200
SYNNEX Corp.*	38,700	2,819,295
TTM Technologies, Inc.*	158,400	1,298,880
Viasystems Group, Inc.*	80,900	881,001
Vishay Intertechnology, Inc.	40,000	619,600
Vishay Precision Group, Inc.*	31,667	521,239

		16,537,383

Energy Equipment & Services - 5.21%
Basic Energy Services, Inc.*	107,400	3,138,228
C&J Energy Services, Inc.*	81,600	2,756,448
Cal Dive International, Inc.*	135,000	178,200
Dawson Geophysical Co.	19,100	547,215
ENGlobal Corp.*	86,300	269,256
Era Group, Inc.*	11,500	329,820
Forbes Energy Services, Ltd.*	41,300	188,741
Gulf Island Fabrication, Inc.	18,000	387,360
Gulfmark Offshore, Inc., Class A	28,800	1,301,184
Hercules Offshore, Inc.*	345,650	1,389,513
Hornbeck Offshore Services, Inc.*	13,000	609,960
Key Energy Services, Inc.*	157,100	1,435,894
Mitcham Industries, Inc.*	31,650	442,467

www.bridgewayomni.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Natural Gas Services Group, Inc.*	16,305	$ 539,043
Newpark Resources, Inc.*	49,000	610,540
Nuverra Environmental Solutions, Inc.*+	4,807	96,669
Parker Drilling Co.*	359,400	2,343,288
PHI, Inc.*	39,150	1,744,916
Pioneer Energy Services Corp.*	117,100	2,053,934
SEACOR Holdings, Inc.*	6,500	534,625
Tesco Corp.	20,000	426,800
Vantage Drilling Co.*	426,300	818,496

		22,142,597

Food & Staples Retailing - 1.92%
Andersons, Inc. (The)	37,350	1,926,513
Ingles Markets, Inc., Class A	50,950	1,342,532
Pantry, Inc. (The)*	70,500	1,142,100
Roundy’s, Inc.	136,370	751,399
SpartanNash Co.	98,074	2,060,535
Weis Markets, Inc.	20,700	946,611

		8,169,690

Food Products - 1.90%
Chiquita Brands International, Inc.*	136,100	1,476,685
Coffee Holding Co., Inc.*+	14,000	98,840
Fresh Del Monte Produce, Inc.	90,800	2,783,020
John B. Sanfilippo & Son, Inc.	13,900	367,933
Omega Protein Corp.*	58,250	796,860
Post Holdings, Inc.*+	45,700	2,326,587
Seneca Foods Corp., Class A*	5,050	154,530
SkyPeople Fruit Juice, Inc.*	51,000	70,380

		8,074,835

Health Care Equipment & Supplies - 1.32%
Alphatec Holdings, Inc.*	220,200	358,926
AngioDynamics, Inc.*	77,500	1,265,575
CryoLife, Inc.	30,000	268,500
Invacare Corp.	82,900	1,522,873
Medical Action Industries, Inc.*	50,050	687,186
Merit Medical Systems, Inc.*	28,100	424,310
PhotoMedex, Inc.*+	25,400	311,150
RTI Surgical, Inc.*	73,000	317,550
Symmetry Medical, Inc.*	52,800	467,808

		5,623,878

Industry Company	Shares	Value

Health Care Providers & Services - 4.67%
Addus HomeCare Corp.*	24,300	$ 546,264
Almost Family, Inc.*	27,600	609,408
Amedisys, Inc.*	110,710	1,853,285
Amsurg Corp.*	31,100	1,417,227
BioTelemetry, Inc.*	34,479	247,214
Cross Country Healthcare, Inc.*	76,700	500,084
Five Star Quality Care, Inc.*	103,700	519,537
Gentiva Health Services, Inc.*	30,000	451,800
Healthways, Inc.*	24,500	429,730
InfuSystems Holdings, Inc.*	10,178	26,972
Kindred Healthcare, Inc.	132,100	3,051,510
LHC Group, Inc.*	16,500	352,605
Magellan Health, Inc.*	27,125	1,688,260
Molina Healthcare, Inc.*	28,600	1,276,418
National Healthcare Corp.	8,920	502,107
PharMerica Corp.*	74,800	2,138,532
Select Medical Holdings Corp.	149,720	2,335,632
Skilled Healthcare Group, Inc., Class A*	68,000	427,720
Skystar Bio-Pharmaceutical Co. Ltd.*	24,300	178,119
Triple-S Management Corp., Class B*	46,000	824,780
Universal American Corp.	57,625	480,016

		19,857,220

Hotels, Restaurants & Leisure - 2.94%
Ambassadors Group, Inc.*	200	922
Boyd Gaming Corp.*	162,400	1,969,912
Bravo Brio Restaurant Group, Inc.*	31,400	490,154
Carrols Restaurant Group, Inc.*	46,825	333,394
Century Casinos, Inc.*	20,300	117,537
Fiesta Restaurant Group, Inc.*	7,825	363,158
Frisch’s Restaurants, Inc.	12,200	287,920
Full House Resorts, Inc.*	31,300	44,133
International Speedway Corp., Class A	48,360	1,609,421
Isle of Capri Casinos, Inc.*	100,150	857,284
Lakes Entertainment, Inc.*	33,900	159,669
Luby’s, Inc.*	42,500	249,900
Marcus Corp. (The)	57,354	1,046,710
Monarch Casino & Resort, Inc.*	38,900	588,946
Penn National Gaming, Inc.*	100,500	1,220,070

24	Annual Report | June 30, 2014

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Pinnacle Entertainment, Inc.*	46,100	$ 1,160,798
Red Lion Hotels Corp.*	16,095	88,201
Ruby Tuesday, Inc.*	73,200	555,588
Speedway Motorsports, Inc.	74,750	1,364,188

		12,507,905

Household Durables - 0.48%
Bassett Furniture Industries, Inc.	25,559	336,356
CSS Industries, Inc.	23,458	618,587
Emerson Radio Corp.*	52,600	93,628
Lifetime Brands, Inc.	24,999	392,984
NACCO Industries, Inc., Class A	11,350	574,310
Universal Electronics, Inc.*	600	29,328

		2,045,193

Household Products - 0.57%
Central Garden & Pet Co., Class A*	125,900	1,158,280
Harbinger Group, Inc.*	100,100	1,271,270

		2,429,550

Insurance - 6.95%
Ambac Financial Group, Inc.*	16,000	436,960
American Equity Investment Life Holding Co.	78,550	1,932,330
American Independence Corp.*	16,900	206,180
AMERISAFE, Inc.	8,300	337,561
Argo Group International Holdings, Ltd.	8,352	426,871
Baldwin & Lyons, Inc., Class B	19,700	511,018
Citizens, Inc.*+	14,800	109,520
Crawford & Co., Class B	20,350	205,128
Donegal Group, Inc., Class A	57,100	873,630
EMC Insurance Group, Inc.	13,850	426,303
Employers Holdings, Inc.	38,500	815,430
FBL Financial Group, Inc., Class A	36,166	1,663,636
Federated National Holding Co.	19,500	497,250
First Acceptance Corp.*	145,000	355,250
Fortegra Financial Corp.*+	57,500	438,150
Hallmark Financial Services, Inc.*	40,158	431,698
Hilltop Holdings, Inc.*	14,100	299,766
Horace Mann Educators Corp.	74,950	2,343,686

Industry Company	Shares	Value

Insurance (continued)
Independence Holding Co.	4,900	$ 69,237
Infinity Property & Casualty Corp.	9,200	618,516
Investors Title Co.	1,000	67,380
Kansas City Life Insurance Co.	3,500	159,180
Maiden Holdings, Ltd.	167,450	2,024,470
Meadowbrook Insurance Group, Inc.	125,000	898,750
Montpelier Re Holdings, Ltd.	43,950	1,404,202
National Interstate Corp.	16,000	448,320
National Western Life Insurance Co., Class A	5,350	1,334,344
Navigators Group, Inc. (The)*	27,450	1,840,522
OneBeacon Insurance Group, Ltd., Class A	2,400	37,296
Safety Insurance Group, Inc.	14,500	745,010
Selective Insurance Group, Inc.	63,200	1,562,304
State Auto Financial Corp.	15,000	351,450
Stewart Information Services Corp.	60,950	1,890,060
United Fire Group, Inc.	60,900	1,785,588
United Insurance Holdings Corp.	43,400	749,084
Universal Insurance Holdings, Inc.	98,641	1,279,374

		29,575,454

Internet & Catalog Retail - 0.23%
CafePress, Inc.*	20,000	103,400
FTD Cos., Inc.*	27,160	863,416

		966,816

Internet Software & Services - 0.95%
Blucora, Inc.*	32,000	603,840
EarthLink Holdings Corp.	43,000	159,960
Intralinks Holdings, Inc.*	49,000	435,610
Marchex, Inc., Class B	88,000	1,057,760
Monster Worldwide, Inc.*	140,000	915,600
QuinStreet, Inc.*	80,000	440,800
United Online, Inc.	42,399	440,950

		4,054,520

IT Services - 1.54%
CACI International, Inc., Class A*	28,951	2,032,650
CIBER, Inc.*	157,501	778,055
CSP, Inc.	13,700	94,804
Hackett Group, Inc. (The)	2,800	16,716

www.bridgewayomni.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
ManTech International Corp., Class A+	78,882	$ 2,328,597
NCI, Inc., Class A*	60,700	539,016
Newtek Business Services, Inc.*	12,000	32,880
PFSweb, Inc.*	450	3,735
Sykes Enterprises, Inc.*	33,550	729,042

		6,555,495

Leisure Equipment & Products - 0.17%
Johnson Outdoors, Inc., Class A	23,950	617,910
Summer Infant, Inc.*	43,200	124,416

		742,326

Life Sciences Tools & Services - 0.15%
Albany Molecular Research, Inc.*	32,728	658,487

Machinery - 2.87%
American Railcar Industries, Inc.+	31,000	2,100,870
Ampco-Pittsburgh Corp.	30,105	690,609
Briggs & Stratton Corp.	69,450	1,420,947
Chicago Rivet & Machine Co.	1,000	37,000
Cleantech Solutions International, Inc.*+	12,000	64,920
Dynamic Materials Corp.	20,100	444,813
Eastern Co. (The)	20,104	310,406
FreightCar America, Inc.	15,000	375,600
Greenbrier Cos., Inc. (The)*	46,700	2,689,920
Hardinge, Inc.	27,000	341,550
Hurco Cos., Inc.	3,765	106,173
Hyster-Yale Materials Handling, Inc.	2,700	239,058
Kadant, Inc.	5,000	192,250
Key Technology, Inc.*	1,950	24,024
L.S. Starrett Co., Class A (The)	22,700	349,126
Lydall, Inc.*	40,050	1,096,168
Miller Industries, Inc.	9,550	196,539
NN, Inc.	29,500	754,610
Supreme Industries, Inc., Class A*	30,450	197,925
Titan International, Inc.+	33,000	555,060
WSI Industries, Inc.	1,000	8,460

		12,196,028

Marine - 0.17%
Eagle Bulk Shipping, Inc.*+	48,700	150,483
International Shipholding Corp.	23,550	539,766

Industry Company	Shares	Value

Marine (continued)
Rand Logistics, Inc.*	1,600	$ 9,600
Ultrapetrol Bahamas, Ltd.*	4,900	14,553

		714,402

Media - 2.43%
Ballantyne Strong, Inc.*	27,458	114,774
CTC Media, Inc.	67,000	737,670
E.W. Scripps Co., Class A (The)*	34,600	732,136
Entercom Communications Corp., Class A*	73,750	791,338
Gray Television, Inc.*	58,950	774,014
Harte-Hanks, Inc.	151,200	1,087,128
Journal Communications, Inc., Class A*	109,350	969,934
McClatchy Co. (The), Class A*+	198,200	1,100,010
Radio One, Inc., Class D*	120,450	593,818
Reading International, Inc., Class A*	41,800	356,554
Salem Communications Corp., Class A	79,700	753,962
Scholastic Corp.	56,900	1,939,721
Sizmek, Inc.*	40,210	383,201

		10,334,260

Metals & Mining - 2.06%
A.M. Castle & Co.*	60,900	672,336
Century Aluminum Co.*	13,000	203,840
Friedman Industries, Inc.	3,500	29,575
Handy & Harman, Ltd.*	200	5,354
Horsehead Holding Corp.*	8,900	162,514
Kaiser Aluminum Corp.	26,700	1,945,629
Materion Corp.	34,500	1,276,155
Noranda Aluminum Holding Corp.	70,000	247,100
Olympic Steel, Inc.	45,500	1,126,125
Schnitzer Steel Industries, Inc., Class A+	65,200	1,699,764
SunCoke Energy, Inc.*	39,500	849,250
Universal Stainless & Alloy Products, Inc.*	16,200	526,176

		8,743,818

Multiline Retail - 0.06%
Fred’s, Inc., Class A	16,250	248,462

Oil, Gas & Consumable Fuels - 9.87%
Adams Resources & Energy, Inc.	14,000	1,093,820
Alon USA Energy, Inc.	50,700	630,708
Alpha Natural Resources, Inc.*+	63,000	233,730

26	Annual Report | June 30, 2014

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Apco Oil and Gas International, Inc.*	10,000	$ 144,300
Arch Coal, Inc.+	85,500	312,075
Bill Barrett Corp.*	84,700	2,268,266
BioFuel Energy Corp.*	20,900	143,583
Callon Petroleum Co.*	83,500	972,775
Carrizo Oil & Gas, Inc.*	20,000	1,385,200
Clayton Williams Energy, Inc.*	5,600	769,272
Cloud Peak Energy, Inc.*	55,200	1,016,784
Comstock Resources, Inc.	73,200	2,111,088
Contango Oil & Gas Co.*	8,000	338,480
Delek US Holdings, Inc.	22,900	646,467
DHT Holdings, Inc.	39,000	280,800
Earthstone Energy, Inc.*+	2,000	67,600
Energy XXI Bermuda, Ltd.+	175,522	4,147,585
EnLink Midstream LLC	82,600	3,441,116
Equal Energy, Ltd.	96,700	524,114
Escalera Resources Co.*	51,650	136,098
Gran Tierra Energy, Inc.*	60,200	488,824
Green Plains, Inc.	96,450	3,170,312
Hallador Energy Co.	71,600	679,484
Knightsbridge Tankers, Ltd.	30,000	425,700
Mexco Energy Corp.*	6,000	49,860
Midstates Petroleum Co., Inc.*+	143,700	1,038,951
New Concept Energy, Inc.*+	3,600	11,988
Northern Oil and Gas, Inc.*+	41,300	672,777
PBF Energy, Inc., Class A	11,100	295,815
Penn Virginia Corp.*	172,000	2,915,400
Renewable Energy Group, Inc.*	170,053	1,950,508
Resolute Energy Corp.*	134,300	1,160,352
REX American Resources Corp.*	25,250	1,851,078
Sanchez Energy Corp.*+	14,000	526,260
Ship Finance International, Ltd.	19,900	369,941
Stone Energy Corp.*	45,300	2,119,587
Teekay Tankers, Ltd., Class A+	80,800	346,632
TransAtlantic Petroleum, Ltd.*+	10,000	113,900
U.S. Energy Corp. - Wyoming*	112,400	486,692
VAALCO Energy, Inc.*	52,000	375,960
W&T Offshore, Inc.	64,700	1,059,139
Warren Resources, Inc.*	195,780	1,213,836

		41,986,857

Paper & Forest Products - 0.89%
Mercer International, Inc.*	64,950	681,975

Industry Company	Shares	Value

Paper & Forest Products (continued)
Orient Paper, Inc.	20,193	$ 43,415
PH Glatfelter Co.	40,000	1,061,200
Resolute Forest Products*	119,700	2,008,566

		3,795,156

Personal Products - 0.19%
Mannatech, Inc.*	8,600	104,146
Nutraceutical International Corp.*	29,950	714,607

		818,753

Professional Services - 2.63%
CBIZ, Inc.*	121,275	1,095,113
CDI Corp.	35,700	514,437
CRA International, Inc.*	18,200	419,510
FTI Consulting, Inc.*	36,500	1,380,430
Heidrick & Struggles International, Inc.	55,240	1,021,940
ICF International, Inc.*	19,000	671,840
Kelly Services, Inc., Class A	128,600	2,208,062
Navigant Consulting, Inc.*	124,500	2,172,525
RCM Technologies, Inc.*	400	2,544
RPX Corp.*	32,796	582,129
VSE Corp.	15,830	1,113,166

		11,181,696

Road & Rail - 1.04%
ArcBest Corp.	40,400	1,757,804
Celadon Group, Inc.	4,400	93,808
Covenant Transportation Group, Inc., Class A*	42,550	548,044
Marten Transport, Ltd.	37,966	848,540
P.A.M. Transportation Services, Inc.*	27,527	769,655
USA Truck, Inc.*	21,435	398,477

		4,416,328

Semiconductors & Semiconductor Equipment - 3.36%
Alpha & Omega Semiconductor, Ltd.*	11,905	110,359
Amkor Technology, Inc.*	165,200	1,846,936
Brooks Automation, Inc.	60,000	646,200
Cirrus Logic, Inc.*	30,500	693,570
Diodes, Inc.*	17,200	498,112
Fairchild Semiconductor International, Inc.*	52,400	817,440
Integrated Silicon Solution, Inc.*	36,394	537,539
Kulicke & Soffa Industries, Inc.*	100,300	1,430,278
MagnaChip Semiconductor Corp.*	33,100	466,710

www.bridgewayomni.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
OmniVision Technologies, Inc.*	81,800	$ 1,797,964
Pericom Semiconductor Corp.*	41,500	375,160
Photronics, Inc.*	171,470	1,474,642
Rudolph Technologies, Inc.*	31,100	307,268
Spansion, Inc., Class A*	131,300	2,766,491
Ultra Clean Holdings, Inc.*	57,000	515,850

		14,284,519

Software - 0.22%
Ebix, Inc.	22,200	317,682
GSE Systems, Inc.*	35,000	58,100
Mind CTI, Ltd.	25,000	60,000
Net 1 UEPS Technologies, Inc.*	15,700	178,666
NetSol Technologies, Inc.*+	31,100	120,668
TeleCommunication
Systems, Inc., Class A*	57,900	190,491

		925,607

Specialty Retail - 2.16%
Barnes & Noble, Inc.*	80,000	1,823,200
Brown Shoe Co., Inc.	25,150	719,541
Build-A-Bear Workshop, Inc.*	3,800	50,768
Children’s Place, Inc. (The)	25,500	1,265,565
Citi Trends, Inc.*	51,150	1,097,679
hhgregg, Inc.*+	46,700	474,939
Pep Boys-Manny, Moe & Jack (The)*	50,500	578,730
Shoe Carnival, Inc.	20,000	413,000
Stage Stores, Inc.	30,000	560,700
Stein Mart, Inc.	32,400	450,036
Systemax, Inc.*	41,456	595,723
Trans World Entertainment Corp.+	30,000	114,000
TravelCenters of America LLC*	93,150	827,172
West Marine, Inc.*	22,679	232,687

		9,203,740

Textiles, Apparel & Luxury Goods - 0.54%
Delta Apparel, Inc.*	13,200	189,024
Ever-Glory International Group, Inc.*	20,000	121,000
Joe’s Jeans, Inc.*	193,000	204,580
Perry Ellis International, Inc.*	19,800	345,312
Rocky Brands, Inc.	16,150	229,814
Unifi, Inc.*	43,600	1,200,308

		2,290,038

Industry Company	Shares	Value

Thrifts & Mortgage Finance - 3.58%
Astoria Financial Corp.	120,900	$ 1,626,105
Bank Mutual Corp.	121,800	706,440
BankFinancial Corp.	44,100	492,156
Brookline Bancorp, Inc.	30,000	281,100
Cape Bancorp, Inc.	26,100	280,053
Doral Financial Corp.*+	5,660	24,451
ESB Financial Corp.	35,649	461,298
ESSA Bancorp, Inc.	35,000	389,550
Federal Agricultural Mortgage Corp., Class C	16,500	512,820
First Defiance Financial Corp.	20,750	595,525
First Financial Northwest, Inc.	26,400	286,968
Flagstar Bancorp, Inc.*	59,500	1,076,950
Fox Chase Bancorp, Inc.	10,500	177,030
Franklin Financial Corp.*	15,873	344,444
Heritage Financial Group, Inc.	12,200	241,926
Hingham Institution for Savings	643	51,054
Home Bancorp, Inc.*+	15,597	343,446
Home Loan Servicing Solutions, Ltd.	16,500	375,045
HomeStreet, Inc.	33,500	615,395
HopFed Bancorp, Inc.	23,500	273,070
Laporte Bancorp, Inc.+	11,000	121,000
Meta Financial Group, Inc.	11,500	460,000
NASB Financial, Inc.+	2,600	61,490
Northwest Bancshares, Inc.	20,000	271,400
OceanFirst Financial Corp.	50,488	836,081
Provident Financial Holdings, Inc.	26,600	386,764
Provident Financial Services, Inc.	67,400	1,167,368
Pulaski Financial Corp.	800	9,120
Riverview Bancorp, Inc.*	50,000	194,000
Security National Financial Corp., Class A*	75,600	322,812
Simplicity Bancorp, Inc.	22,766	397,267
Territorial Bancorp, Inc.	21,900	457,272
Timberland Bancorp, Inc.	7,000	73,780
TrustCo Bank Corp. - NY	42,000	280,560
United Community Bancorp	10,000	117,700
United Community Financial Corp.*	39,163	161,743
Westfield Financial, Inc.	53,000	395,380
WSFS Financial Corp.	4,870	358,773

		15,227,336

28	Annual Report | June 30, 2014

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2014

Industry Company	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors - 1.53%
AeroCentury Corp.*+	5,500	$ 85,415
Aircastle, Ltd.	121,500	2,159,055
CAI International, Inc.*	12,000	264,120
Essex Rental Corp.*	60,200	146,286
General Finance Corp.*	63,000	598,500
Rush Enterprises, Inc., Class A*	58,600	2,031,662
TAL International Group, Inc.*+	12,250	543,410
Willis Lease Finance Corp.*	27,250	668,170

		6,496,618

Wireless Telecommunication Services - 0.41%
Shenandoah Telecommunications Co.	15,700	478,222
USA Mobility, Inc.	81,100	1,248,940

		1,727,162

TOTAL COMMON STOCKS - 100.01%		425,379,236

(Cost $326,025,303)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.78%
BlackRock FedFund	0.01%	3,327,890	3,327,890

TOTAL MONEY MARKET FUND - 0.78%			3,327,890

(Cost $3,327,890)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.85%
BNY Mellon Overnight Government Fund**	0.01%	16,357,107	16,357,107

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.85%			16,357,107

(Cost $16,357,107)

Value

TOTAL INVESTMENTS - 104.64%	$445,064,233
(Cost $345,710,300)
Liabilities in Excess of Other Assets - (4.64%)	(19,734,027)

NET ASSETS - 100.00%	$425,330,206

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2014.
^	Rate disclosed as of June 30, 2014.
+	This security or a portion of the security is out on loan as of June 30, 2014. Total loaned securities had a value of $15,884,537 at June 30, 2014.
LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2014 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$425,379,236	$—	$ —	$425,379,236
Money Market Fund	—	3,327,890	—	3,327,890
Investments Purchased with Cash Proceeds From Securities Lending	—	16,357,107	—	16,357,107

TOTAL	$425,379,236	$19,684,997	$ —	$445,064,233

See Notes to Financial Statements.

www.bridgewayomni.com	29

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Investments at value	$423,533,918	$445,064,233
Receivables:
Portfolio securities sold	3,165,900	1,261,742
Fund shares sold	350,297	606,520
Dividends and interest	246,884	248,822
Prepaid expenses	65,413	70,519

Total assets	427,362,412	447,251,836

LIABILITIES
Payables:
Portfolio securities purchased	2,984,127	3,942,773
Fund shares redeemed	261,462	1,365,875
Payable upon return of securities loaned	16,673,932	16,357,107
Accrued Liabilities:
Investment advisory fees	118,860	117,739
Administration fees	7,317	7,612
Directors’ fees	377	390
Other	124,777	130,134

Total liabilities	20,170,852	21,921,630

NET ASSETS	$407,191,560	$425,330,206

NET ASSETS REPRESENT
Paid-in capital	$291,841,733	$310,765,361
Undistributed net investment income	885,528	767,355
Accumulated net realized gain on investments	18,066,524	14,443,557
Net unrealized appreciation on investments	96,397,775	99,353,933

NET ASSETS	$407,191,560	$425,330,206

Shares of common stock outstanding of $.001 par value*	24,483,353	27,362,015

Net asset value, offering price and redemption price per share	$16.63	$15.54

Total investments at cost	$327,136,143	$345,710,300

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

30	Annual Report | June 30, 2014

STATEMENTS OF OPERATIONS

Fiscal Year Ended June 30, 2014

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME
Dividends	$ 4,021,270	$ 4,055,468
Less: foreign taxes withheld	(1,806)	(1,901)
Securities lending	291,800	215,940

Total Investment Income	4,311,264	4,269,507

EXPENSES
Investment advisory fees	1,652,803	1,709,937
Administration fees	80,695	83,489
Accounting fees	104,485	107,420
Transfer agent fees	12,737	12,742
Professional fees	54,466	59,693
Custody fees	16,604	17,098
Blue sky fees	45,441	42,909
Directors’ and officers’ fees	32,998	34,021
Shareholder servicing fees	272,715	286,886
Reports to shareholders	23,509	24,511
Miscellaneous expenses	54,974	55,443

Total Expenses	2,351,427	2,434,149

Less investment advisory fees waived	(367,842)	(382,335)

Net Expenses	1,983,585	2,051,814

NET INVESTMENT INCOME	2,327,679	2,217,693

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized Gain on:
Investments	32,913,857	21,562,969

Change in Unrealized Appreciation on:
Investments	40,739,787	53,648,014

Net Realized and Unrealized Gain on Investments	73,653,644	75,210,983

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,981,323	$77,428,676

See Notes to Financial Statements.

www.bridgewayomni.com	31

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2014	2013	2014	2013

OPERATIONS
Net investment income	$2,327,679	$2,959,274	$2,217,693	$2,551,258
Net realized gain on investments	32,913,857	10,904,743	21,562,969	5,772,987
Net change in unrealized appreciation on investments	40,739,787	44,979,070	53,648,014	42,087,918

Net increase in net assets resulting from operations	75,981,323	58,843,087	77,428,676	50,412,163

DISTRIBUTIONS:
From net investment income	(1,694,743)	(2,835,617)	(1,891,418)	(2,235,902)
From net realized gains	(21,789,088)	(2,196,201)	(10,989,498)	-

Net decrease in net assets resulting from distributions	(23,483,831)	(5,031,818)	(12,880,916)	(2,235,902)

SHARE TRANSACTIONS:
Proceeds from sale of shares	134,502,593	63,805,646	137,813,044	115,641,726
Reinvestment of distributions	23,483,831	5,031,818	12,880,497	2,235,804
Cost of shares redeemed	(64,201,515)	(41,292,281)	(51,998,913)	(31,182,289)

Net increase in net assets resulting from share transactions	93,784,909	27,545,183	98,694,628	86,695,241
Net increase in net assets	146,282,401	81,356,452	163,242,388	134,871,502

NET ASSETS:

Beginning of year	260,909,159	179,552,707	262,087,818	127,216,316

End of year*	$407,191,560	$260,909,159	$425,330,206	$262,087,818

SHARES ISSUED & REDEEMED
Issued	8,558,069	5,217,382	9,510,227	10,437,669
Distributions reinvested	1,534,891	422,842	901,364	206,255
Redeemed	(4,100,860)	(3,303,393)	(3,605,976)	(2,748,125)

Net increase in shares	5,992,100	2,336,831	6,805,615	7,895,799
Outstanding at beginning of year	18,491,253	16,154,422	20,556,400	12,660,601

Outstanding at end of year	24,483,353	18,491,253	27,362,015	20,556,400

* Including undistributed net investment income of:	$885,528	$424,816	$767,355	$599,388

See Notes to Financial Statements.

32	Annual Report | June 30, 2014

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30
	2014	2013	For the Period Ended 06/30/2012(a)
Net Asset Value, Beginning of Period	$14.11	$11.11	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.11	0.17	0.08
Net Realized and Unrealized Gain	3.58	3.12	1.06

Total from Investment Operations	3.69	3.29	1.14

Less Distributions to Shareholders from:
Net Investment Income	(0.08)	(0.16)	(0.03)
Net Realized Gain	(1.09)	(0.13)	-

Total Distributions	(1.17)	(0.29)	(0.03)

Net Asset Value, End of Period	$16.63	$14.11	$11.11

Total Return	26.89%(c)	30.08%(c)	11.41%(c)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$407,192	$260,909	$179,553
Expenses Before Waivers and Reimbursements(d)	0.71%	0.78%	0.84%
Expenses After Waivers and Reimbursements(d)	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements(d)	0.70%	1.36%	0.92%
Portfolio Turnover Rate	31%	34%	8%

(a)	Commenced operations on August 31, 2011.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgewayomni.com	33

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30
	2014	2013	2012	For the Period Ended 06/30/2011(a)
Net Asset Value, Beginning of Period	$12.75	$10.05	$10.68	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.09	0.15	0.09	0.03
Net Realized and Unrealized Gain (Loss)	3.26	2.68	(0.67)(c)	0.65

Total from Investment Operations	3.35	2.83	(0.58)	0.68

Less Distributions to Shareholders from:
Net Investment Income	(0.08)	(0.13)	(0.05)	-
Net Realized Gain	(0.48)	-	-	-

Total Distributions	(0.56)	(0.13)	(0.05)	-

Net Asset Value, End of Period	$15.54	$12.75	$10.05	$10.68

Total Return	26.71%(d)	28.43%(d)	(5.41%)(d)	6.80%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$425,330	$262,088	$127,216	$37,945
Expenses Before Waivers and Reimbursements(e)	0.71%	0.77%	0.90%	1.56%
Expenses After Waivers and Reimbursements(e)	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements(e)	0.65%	1.34%	0.95%	0.57%
Portfolio Turnover Rate	25%	34%	26%	7%

(a)	Commenced operations on December 31, 2010.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized and realized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

34	Annual Report | June 30, 2014

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of June 30, 2014 (each, a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2014, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities and Other Investments Valuation  Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price. In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

The inputs and valuation techniques used to determine the value of a fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds that invest primarily in securities that are valued at amortized cost, and the BNY Mellon Overnight Government Fund invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

—	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2014 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2014, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

Securities Lending  Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of June 30, 2014:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[1]	Net Amount

Omni Small-Cap Value
Securities lending	$16,194,748	-	$16,194,748	-	$16,194,748	-

Omni Tax-Managed Small-Cap Value
Securities lending	$15,884,537	-	$15,884,537	-	$15,884,537	-

[1]	Collateral with a value of $16,673,932 and $16,357,107 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small Cap Value Fund, respectively. Excess of collateral received from individual counterparty is not shown for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2014, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations:  The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2014. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

		Total Waivers and
		Reimbursements
	Expense	for Year Ending
Bridgeway Fund	Limitation	06/30/14

Omni Small-Cap Value*	0.60%	$367,842
Omni Tax-Managed Small-Cap Value*	0.60%	382,335

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $184,328, $384,005, and $367,842, which expire on June 30, 2015, June 30, 2016, and June 30, 2017, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $243,003, $328,970, and $382,335, which expire June 30, 2015, June 30, 2016, and June 30, 2017, respectively.

Other Related Party Transactions:  The Bridgeway Funds will engage in inter-portfolio trades between Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2014 were as follows:

	Inter-Portfolio	Inter-Portfolio
Bridgeway Fund	Purchases	Sales

Omni Small-Cap Value	$18,930,567	$ 9,029,514
Omni Tax-Managed Small-Cap Value	13,969,276	10,449,477

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000, payable in equal monthly installments. During the year ended June 30, 2014, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $80,695 and $83,489, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

Board of Directors Compensation  Independent Directors are paid an annual retainer of $14,000, with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2014 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$171,966,876	$ -	$102,763,183
Omni Tax-Managed Small-Cap Value	-	171,830,292	-	85,228,621

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2014, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$104,233,330	$106,700,473
Gross depreciation (excess of tax cost over value)	(7,863,635)	(7,405,019)
Net unrealized appreciation	$ 96,369,695	$ 99,295,454
Cost of investments for income tax purposes	$327,164,223	$345,768,779

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs) and business development companies.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2014 and 2013, are as follows:

	Omni		Omni Tax-Managed
	Small-Cap Value		Small-Cap Value
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Distributions paid from:
Ordinary income	$ 1,694,743	$2,835,617	$ 1,891,418	$2,235,902
Long-Term Capital Gain	21,789,088	2,196,201	10,989,498	-
Total	$23,483,831	$5,031,818	$12,880,916	$2,235,902

Components of Accumulated Earnings (Deficit)  As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were:

	Omni	Omni Tax-Managed
	Small-Cap Value	Small-Cap Value
Undistributed Net Investment Income	$ 881,612	$ 767,355
Accumulated Net Realized Gain on Investments	18,098,520	14,502,036
Net Unrealized Appreciation of Investments	96,369,695	99,295,454
Total	$115,349,827	$114,564,845

For the fiscal year June 30, 2014, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni	Omni Tax-Managed
	Small-Cap Value	Small-Cap Value
Paid-in-Capital	$1,161,727	$ 914,184
Undistributed Net Investment Income	(172,224)	(158,308)
Accumulated Net Realized Gain (Loss) on Investments	(989,503)	(755,876)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs) and business development companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 18, 2014. Advances under the Facility are limited to $10,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the year ended June 30, 2014, borrowings by the Funds under this line of credit were as follows:

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
Bridgeway Fund	Interest Rate	Loan Balance	Outstanding	Incurred[1]	the Period

Omni Small-Cap Value	1.43%	$907,382	34	$1,207	$2,413,000
Omni Tax-Managed Small-Cap Value	1.42%	943,667	21	769	2,855,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of June 30, 2014.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund (the “Funds”), each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund as of June 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 21, 2014

42	Annual Report | June 30, 2014

OTHER INFORMATION

June 30, 2014 (unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2013.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2014. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small Cap Value
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.00%	0.00%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2014, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$ 1,694,743	$ 1,891,418
Equalization Debits Included in Ordinary Income Distributions	187,051	178,981
Long-Term Capital Gain Distributions	21,789,088	10,989,498
Equalization Debits Included in Long-Term Capital Gain Distributions	974,676	735,203

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2014 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Directors who are not parties to the Management

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OTHER INFORMATION (continued)

June 30, 2014 (unaudited)

Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Management Agreement. The Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund and its shareholders.

On May 23, 2014, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following funds: Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and collectively, the “Funds”). In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Independent Directors were furnished with a wide variety of information with respect to each Fund, including:

•	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”);

•	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

•	actual management fees paid by each Fund to the Adviser;

•	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

•	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders;

•	any “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund; and

•	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund.

The Independent Directors also met telephonically with Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

In considering the aforementioned information, the Independent Directors took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

•	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

•	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds;

•	the Adviser’s specialized skills and experience in statistical analysis and investment management and trading;

44	Annual Report | June 30, 2014

OTHER INFORMATION (continued)

June 30, 2014 (unaudited)

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

•	the Adviser’s risk assessment and risk management capabilities;

•	the fact that the Adviser continues to use no soft dollars; and

•	the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Independent Directors periodically during the year.

In examining the nature, extent and quality of the services provided by the Adviser, the Independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills and experience in statistical analysis and investment management and trading, and viewed those skills as relatively unique within the investment management industry. The Independent Directors were satisfied that staffing levels at the Adviser were adequate and appropriate in view of the Funds’ operations.

In examining investment performance, the Independent Directors reviewed performance information as of December 31, 2013 for each Fund and considered the following:

•	With regard to the Omni Tax-Managed Small-Cap Value Fund, the Independent Directors noted that, during this Fund’s relatively short operating history, the Fund has outperformed its peer funds and benchmark index for the past one year and three year periods (with the three year period being the same as the inception to date period).

•	With regard to the Omni Small-Cap Value Fund, the Independent Directors noted that, during this Fund’s short operating history, the Fund has outperformed its peer funds and benchmark index for the past one year period and outperformed its benchmark index by a significant margin since inception.

In examining fees and expenses, the Independent Directors considered that each Fund’s management fee and total expenses are significantly lower than their respective peer funds. In addition, the Independent Directors considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain levels.

In examining profitability, the Independent Directors considered that the Adviser was operating each Fund at a very low profit margin, which negatively impacted the Adviser’s overall financial results. However, the Independent Directors also considered that the Adviser has significant financial resources to support ongoing operations and future growth.

With regard to economies of scale, the Independent Directors noted that although there are no fee breakpoints in each Fund’s management fee schedules, the Adviser indicated that these Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structures, the Independent Directors were satisfied that shareholders were not missing the opportunity to benefit from economies of scale if they were available.

In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Independent Directors noted that the Adviser continues to use no soft dollars and its administrative services to the Funds are structured to approximate an at-cost relationship.

After extensive discussion and consideration among themselves, and with the Adviser, Company counsel and Independent Legal Counsel, including during an executive session with Independent Legal Counsel outside the presence of management, the Independent Directors concluded the following:

•	the nature, extent and quality of the Adviser’s services were appropriate and consistent with the terms of the Management Agreement and mutual fund industry norms;

•	the investment performance of each Fund was acceptable over the short operating history of each Fund;

www.bridgewayomni.com	45

OTHER INFORMATION (continued)

June 30, 2014 (unaudited)

•	the management fees and overall expense levels, after taking into account any applicable management fee and expense waivers, were significantly lower than peer funds;

•	the costs of services provided by the Adviser to each Fund were fair and reasonable in relation to the services and benefits provided to each Fund; and

•	although there are no breakpoints in each Fund’s fee schedule, shareholders of each Fund were not missing the opportunity to benefit from economies of scale in view of the fact that each Fund was priced low in anticipation of future growth.

Based on all relevant information and factors, the Board, including a majority of its Independent Directors, unanimously approved the renewal of the Management Agreement with respect to each Fund. In view of the broad scope and variety of factors and information, the Directors did not identify any single factor as being of paramount importance in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

46	Annual Report | June 30, 2014

DISCLOSURE OF FUND EXPENSES

June 30, 2014 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2014 and held until June 30, 2014.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/14	Ending Account Value at 6/30/14	Expense Ratio	Expenses Paid During Period* 1/1/14 - 6/30/14

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$1,039.40	0.60%	$3.03
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$1,041.60	0.60%	$3.04
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

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DIRECTORS & OFFICERS

June 30, 2014

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 61	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 59	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Eleven	None

Miles Douglas Harper, III* Age 51	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Eleven	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 53	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since June 2012; Executive Director, Small Steps Nurturing Center, 2004 through May 2012.	Eleven	None

48	Annual Report | June 30, 2014

DIRECTORS & OFFICERS (continued)

June 30, 2014

“Interested” or Affiliated Directors and Officers

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[2] Age 50	President and Director	Term: 1 Year Length: 2003 to Present.

President and Chief Operating Officer, Bridgeway Capital Management, Inc., 10/2010 - present, President, Bridgeway Funds, 6/2005 - present. Director, Secretary and Vice President, Bridgeway Capital Management, Inc., 12/2002 - 10/2010.

				Eleven	None

John N. R. Montgomery[3] Age 58	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., 10/2010 - present, Vice President, Bridgeway Funds, 6/2005 - present. President, Bridgeway Capital Management, Inc., 11/1993 - 10/2010.	Eleven	None

www.bridgewayomni.com	49

DIRECTORS & OFFICERS (continued)

June 30, 2014

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 56	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 52	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., 11/2004 - present, Staff member, Bridgeway Capital Management, Inc., 5/2004 - present.	N/A	None

Deborah L. Hanna Age 49	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - present.	N/A	None

Sharon Lester Age 59	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., 12/2010 - present. Prior to 12/2010, Director of Portfolio Operations, Invesco.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

[3]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

50	Annual Report | June 30, 2014

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $232,000 for the fiscal year ended June 30, 2014 and $232,000 for the fiscal year ended June 30, 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2014 and $0 for the fiscal year ended June 30, 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,000 for the fiscal year ended June 30, 2014 and $22,000 for the fiscal year ended June 30, 2013. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2014 and $0 for the fiscal year ended June 30, 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant $0 for the fiscal year ended June 30, 2014 and $0 for the fiscal year ended June 30, 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   Bridgeway Funds, Inc.

By (Signature and Title)*            /s/ Michael D. Mulcahy

                  Michael D. Mulcahy, President and Principal Executive Officer

                  (principal executive officer)

Date     September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Michael D. Mulcahy

                  Michael D. Mulcahy, President and Principal Executive Officer

                  (principal executive officer)

Date     September 4, 2014

By (Signature and Title)*            /s/ Linda G. Giuffré

                  Linda G. Giuffré, Treasurer and Principal Financial Officer

                  (principal financial officer)

Date     September 4, 2014

*	Print the name and title of each signing officer under his or her signature.